SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Delaware VIP® Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY MATERIALS

DELAWARE INVESTMENTS® FAMILY OF FUNDS

Delaware VIP® Trust

Dear Shareholder:

I am writing to let you know that a joint meeting (the “Meeting”) of shareholders of Delaware VIP Trust and the other open-end funds in the Delaware Investments Family of Funds (collectively, the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect the Trusts and each of their separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Boards of Trustees of the Trusts. The trustees of the Boards (each, a “Trustee” and collectively, the “Trustees”), all but one of whom are not affiliated with Delaware Investments®, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

The enclosed overview is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Computershare Fund Services (“Computershare”), the Funds’ proxy solicitor, at 800 337-3503. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

February 4, 2015

NOTICE OF JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 31, 2015

To the Shareholders of:

Delaware VIP® Trust

NOTICE IS HEREBY GIVEN that a joint meeting (the “Meeting”) of shareholders of Delaware VIP Trust and the other open-end registered investment companies in the Delaware Investments® Family of Funds (each, a “Trust” and collectively, the “Trusts”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

1	.	To elect Trustees to the Board of Trustees for each of the Trusts. The nominees for election to the Boards of Trustees are:

Thomas L. Bennett	Lucinda S. Landreth
Ann Borowiec	Frances A. Sevilla-Sacasa
Joseph W. Chow	Thomas K. Whitford
Patrick P. Coyne	Janet L. Yeomans
John A. Fry	J. Richard Zecher

2	.	To approve the implementation of a new “manager of managers” order for each separate series of the Trusts (each, a “Fund” and collectively, the “Funds”).

3	.	To revise the fundamental investment restriction relating to lending for each Fund.

4	.	Not applicable.

5	(a).	To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

	(b).	To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

	(c).	To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

Shareholders of record of the Trusts as of the close of business on January 22, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

February 4, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed within the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE FUND WILL RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

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ii

2005 Market Street Philadelphia, PA 19103

DELAWARE INVESTMENTS® FAMILY OF FUNDS
JOINT PROXY STATEMENT
DATED FEBRUARY 3, 2015

Delaware VIP® Trust

This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint meeting of shareholders (the “Meeting”) of Delaware VIP Trust along with other registered open-end management investment companies in the Delaware Investments® Family of Funds (each, a “Trust” and collectively, the “Trusts”), each of which is issuing proxy solicitation materials. Each of the separate funds within a Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.” The Meeting was called by the Boards of Trustees of the Trusts (each, a “Board” and collectively, the “Boards”) to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To elect a Board of Trustees.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

2.	To approve the implementation of a new “manager of managers” order.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

3.	To revise the fundamental investment restriction relating to lending.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

4.	Not applicable.

5.	(a) To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.	Shareholders of each Trust, with shareholders of all Funds of such Trust voting collectively.

(b) To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

(c) To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

The principal offices of the Trusts are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Trusts by telephone by calling 800 523-1918. Each Trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A list of the Funds of each Trust is set forth in Appendix A.

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about February 16, 2015.

This Proxy Statement gives you information about the Trustees, the Proposals, and other matters that you should know before voting. The Board of each Trust has determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service. Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ website at delawareinvestments.com.

Two or more shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Fund has received instructions to the contrary. Each Fund will promptly send a separate copy of such documents to any shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, shareholders should contact their Fund at the address and phone number set forth above.

BRIEF OVERVIEW

Important information to help you understand the Proposals.

Below is a brief overview of the Proposals to be voted upon. The Proposals are described in greater detail in the enclosed proxy statement. Your vote is important, no matter how large or small your holdings may be.

What Proposals am I being asked to vote on?

You are being asked to vote on the following Proposals:

1.		To elect a Board of Trustees.

2.		To approve the implementation of a new “manager of managers” order.

3.		To revise the fundamental investment restriction relating to lending.

4.		Not applicable.

5.	(a)	To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.

	(b)	To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

	(c)	To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

Has the Board approved the Proposals?

Yes. The Board of Trustees of each Trust has approved the Proposals, and recommends that you vote to approve those that apply to your Fund.

Proposal 1: To elect a Board of Trustees.

What is the role of the Board of Trustees?

Each Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust. Each of the Boards is comprised of the same Trustees.

Who are the Trustee Nominees and how were they selected?

Shareholders are being asked to elect ten Trustees (the “Trustee Nominees”) to the Board of each Trust. Nine of the ten Trustee Nominees standing for election are presently members of the Boards. Each Board of Trustees’ Nominating and Corporate Governance Committee considered the qualifications of prospective Board members and recommended that the Trustee Nominees be elected. Each Board of Trustees has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected.

Proposal 2: To approve the implementation of a new “manager of managers” order.

What is Proposal 2?

Proposal 2 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”), known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement.

The Funds, except for The International Equity Portfolio of the Delaware Pooled® Trust, have been previously granted a manager of managers order that allows them to hire unaffiliated sub-advisors and to make material amendments to the related sub-advisory contracts. It is proposed that the Funds seek new manager of managers relief that would give them authority to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

For shareholders of The International Equity Portfolio of the Delaware Pooled Trust, a vote to approve new manager of managers relief under Proposal 2 will apply to the new manager of managers order related to both affiliated and unaffiliated sub-advisors as described above, as well as to the manager of managers order related only to unaffiliated sub-advisors that the rest of the Funds have already adopted.

Why should shareholders approve this Proposal?

Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required in order to hire a new sub-advisor that is affiliated (and unaffiliated for The International Equity Portfolio) with the Funds’ investment advisor or to change certain material terms of a related sub-advisory agreement. If the Funds were granted the new manager of managers order that included affiliated (and unaffiliated for The International Equity Portfolio) sub-advisors, it would permit the Funds’ investment advisor to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Boards believe would benefit the Funds and their shareholders.

Proposal 3: To revise the fundamental investment restriction relating to lending.

What is Proposal 3?

The Trusts each have a fundamental investment restriction related to making loans which is more limited in scope than what is required by federal securities laws. As a result, the restrictions prohibit certain lending activities that would be otherwise permissible for the Funds, including interfund borrowing and lending. Proposal 3 provides for the revision of the restriction related to loans to expand the scope of lending activities in which the Funds could engage.

Why should shareholders approve this Proposal?

Changing the fundamental investment restriction related to loans would enable the Funds to accommodate industry and market developments and provide them with additional liquidity resources.

Proposal 4: Not applicable.

Proposal 5(a): To revise provisions of the Agreement and Declaration of Trust related to documenting the transfer of shares.

What is Proposal 5(a)?

Proposal 5(a) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add detailed procedures for the transfer of shares. The proposed language would provide express protection to the Funds and the Board for relying on the books of a Trust with respect to the identity of the shareholders of record.

Why should shareholders approve this Proposal?

The proposed amendments would add transparency to the process of transferring ownership of shares. Clarifying the share transfer provisions in each Trust’s Agreement and Declaration of Trust benefits both the Funds and shareholders, as it provides greater certainty with respect to ownership.

Proposal 5(b): To revise provisions of the Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

What is Proposal 5(b)?

Proposal 5(b) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Why should shareholders approve this Proposal?

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations.

Proposal 5(c): To revise provisions of the By-Laws so that Delaware law will apply to matters related to proxies.

What is Proposal 5(c)?

Proposal 5(c) provides for the amendment of each Trust’s By-Laws to change a provision related to proxy matters. Each Trust’s Agreement and Declaration of Trust currently provides that the revocability of a proxy is governed by the Delaware General Corporation Law. The proposed amendment to the By-Laws expands the application of Delaware General Corporation Law to all matters relating to proxies, thereby providing the Funds with a defined body of law to govern matters relating to proxies.

Why should shareholders approve this Proposal?

The proposed amendment to the By-Laws provides clarity on the choice of law relating to proxy matters and establish a body of case, statutory, and other law for interpreting and resolving proxy-related issues and disputes. This, combined with the depth and breadth of Delaware business law, may increase certainty of outcome for the Funds and shareholders with regard to proxies.

Who may vote and how many votes am I entitled to cast?

Only shareholders of record of the Funds on the record date will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. The record date is the close of business on January 22, 2015. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

How do I vote my shares?

You may vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope. You may also vote by telephone by calling 800 337-3503 or via the Internet at proxydirect.com. In addition, you may attend the Meeting and vote in person.

PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 1

In Proposal 1, shareholders are being asked to elect ten trustees (the “Trustee Nominees”) to the Board of each Trust.

Each Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment advisor, the distributor, and others who perform services for the Trust. Each Board is comprised of the same trustees, and all of the Trusts are served by the same officers.

Who are the Trustee Nominees?

The trustees of the Boards (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trusts and serving the needs and best interests of Fund shareholders. Nine of the Trustee Nominees standing for election are presently members of the Boards: Thomas L. Bennett, Joseph W. Chow, Patrick P. Coyne, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. Ann Borowiec has not previously served as a Trustee for the Trusts. Prior to her recent retirement, Ms. Borowiec served as Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Company.

Each Board is comprised of the same Board members. Nine of the ten Trustee Nominees are not “interested persons” of the Trusts, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Only Mr. Coyne is deemed to be an “Interested Trustee” of the Trusts, because he is an executive officer of the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”). Appendix B contains a description of the background of the Trustee Nominees and related information.

The Trustees believe that having a common Board for all Funds in the complex is efficient and enhances the ability of the Boards to address their responsibilities to each Fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the Funds in the complex. Mr. Coyne, who is the sole interested Trustee, serves as the Chairman of the Board. The Board believes that having a representative of Fund management as its Chairman is beneficial to the complex. Mr. Coyne is President of the Manager and its other service provider affiliates and oversees the day-to-day investment and business affairs affecting the Manager and the complex. Accordingly, his participation in the Boards’ deliberations helps assure that the Boards’ decisions are informed. Mr. Coyne’s presence on the Boards ensures that the Boards’ decisions are accurately communicated to, and implemented by, Fund management. In addition, the Independent Trustees designate one of their members to serve as the lead Independent Trustee (the “Coordinating Trustee”). Currently, Mr. Bennett serves as the Coordinating Trustee. The Coordinating Trustee, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Boards in connection with Board meetings. The Coordinating Trustee also conducts meetings of the Independent Trustees. Finally, the Coordinating Trustee generally serves as a liaison among outside Trustees, the Chairman, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee. The Boards also have adopted a diversity policy.

If elected, each Trustee Nominee will hold office for an indefinite term until he or she dies, resigns, is declared bankrupt or incompetent by a court or appropriate jurisdiction, or is removed, or, if sooner than any such events, until his or her successor is elected and qualified: The Trustee Nominees are available to serve and have consented to serve if elected. If a Trustee Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Corporate Governance Committee as Trustees.

How are nominees for Trustee selected?

Each Board’s Nominating and Corporate Governance Committee recommends nominations for Board members and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on a Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to a Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of John A. Fry, Chairperson; Thomas L. Bennett, Coordinating Director/Trustee (ex officio); Janet L. Yeomans; Thomas K. Whitford; and Frances A. Sevilla-Sacasa, all of whom are Independent Trustees. Each Board’s Nominating and Corporate Governance Committee held six meetings during the 12-month period ended December 31, 2014. Each Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, a copy of which is attached as Appendix C to this Proxy Statement.

The Nominating and Corporate Governance Committee met on October 21, 2014 and November 19, 2014 to evaluate candidates for positions on the Boards, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment advisor and its affiliates and other Fund service providers, as well as such other information as the committee deemed relevant to its considerations. The Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on December 23, 2014, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of each Trust.

How often do the Boards meet and how are the Trustees compensated?

The Boards held six meetings during the 12-month period ended December 31, 2014. The Trusts do not hold annual meetings at which Trustees are elected.

No Independent Trustee owns, beneficially or of record, securities issued by any investment advisor or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix D shows the dollar range of shares of each Fund and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that were beneficially owned by the Trustee Nominees as of October 31, 2014.

Each Independent Trustee is compensated by the Trusts. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trusts for serving as Trustee. Trust officers are not compensated by the Trust. The table in Appendix E shows the compensation that each Independent Trustee received from each Trust during the 12-month period ended December 31, 2014 and the aggregate compensation that each Independent Trustee received from the Delaware Investments® Family of Funds during that period.

Who are the principal officers of the Trusts?

Officers of each Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix F identifies the principal officers of the Trusts, and provides certain background and related information.

What are the standing committees of the Boards?

Each Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for a Trust. The Audit Committee also oversees the quality and objectivity of a Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trusts’ independent registered public accounting firm and the full Boards. Each Audit Committee consists of the following Independent Trustees: Joseph W. Chow, Chairperson; Lucinda S. Landreth; Janet L. Yeomans; and Frances A. Sevilla-Sacasa. Each Audit Committee held six meetings during the 12-month period ended December 31, 2014.

Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are nominees for Trustee selected?”

Independent Trustees Committee. This committee develops and recommends to the Boards a set of corporate governance principles and oversees the evaluation of the Boards, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. Each Independent Trustees Committee held four meetings during the 12-month period ended December 31, 2014.

Investments Committee. The primary purpose of the Investments Committee is to: (i) assist the Boards, upon request, in oversight of the investment advisory services provided to the Funds by their investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements, and to recommend actions the full Boards and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment advisor regarding investment performance and expenses, and suggest changes to such reports. Each Investments Committee consists of the following Independent Trustees: J. Richard Zecher, Chairperson; Janet L. Yeomans; Joseph W. Chow; Lucinda S. Landreth; and Thomas K. Whitford. Each Investments Committee held five meetings during the 12-month period ended December 31, 2014.

Who are the Trusts’ independent auditors?

Selection of Auditors. For each Trust, the Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as the Funds’ independent registered public accounting firm. Representatives of PwC are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees. Appendix G shows the aggregate fees billed for each Trust for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. No Trust was billed during its last two fiscal years for assurance and related services rendered by PwC that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above. Appendix G shows for the last two fiscal years of each Trust the aggregate audit-related fees billed by PwC for providing such services to the Funds’ investment advisor or other service providers that are under common control with the Funds’ investment advisor.

Tax Fees. Appendix G also shows the aggregate fees billed for each Trust in each of the last two fiscal years for professional services rendered by PwC to the Trust for tax compliance, tax advice, and tax planning. These tax-related services consisted of the review of income tax returns and annual excise distribution calculations and, for certain of the Trusts, tax compliance services with respect to investments in foreign securities. PwC did not during any Trust’s last two fiscal years provide any such services to the Funds’ investment advisor or other service providers under common control with the Funds’ investment advisor.

Aggregate Non-Audit Fees. Appendix G also shows, for each Trust’s last two fiscal years, the aggregate non-audit fees billed by PwC for services rendered to the Trust, its investment advisor, and any entity controlling, controlled by, or under common control with its investment advisor that provides ongoing services to the Trust.

For each Trust, the Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment advisor, and any entity controlling, controlled by, or under common control with the Trust’s investment advisor that provides ongoing services to the Trust, is compatible with maintaining the independence of PwC. The Audit Committee has determined that PwC’s provision of these services is compatible with maintaining PwC’s independence.

All Other Fees. There were no additional fees paid by any Trust or by the Funds’ investment advisor or other service providers under common control with the Funds’ investment advisor during such Trust’s last two fiscal years for products and services provided by PwC, other than the services reported above except for audit fees paid by DMC, Delaware Service Company (“DSC”), and Delaware Distributors, L.P. of $357,000 and $391,000 for the years ended March 31, 2013 and March 31, 2014, respectively. In addition, PWC provided a compensation study at the request of the Boards of Trustees for a total cost of $55,000.

Pre-Approval Policies and Procedures. The Audit Committee has adopted Pre-Approval Policies and Procedures for each Trust, which are set forth in Appendix H to this Proxy Statement. All of the fees disclosed above and in Appendix G were pre-approved pursuant to the Pre-Approval Policies and Procedures. The Audit Committee for each Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is a quorum and what is the required vote to elect Trustees?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements for a Trust have been satisfied, each Trustee Nominee will be elected to the Board of that Trust by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of such Trust. This means that the ten individuals receiving the largest number of votes will be elected. For a Trust that is made up of more than one Fund, the votes of all the shares of the Funds of that Trust will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
TRUSTEE NOMINEES UNDER PROPOSAL 1.

PROPOSAL 2: NEW MANAGER OF MANAGERS RELIEF

Introduction to Proposal 2

Proposal 2 relates to a type of exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”), known as a “manager of managers” order, that allows funds to hire sub-advisors and to make certain material changes to sub-advisory agreements without shareholder approval. Under this structure, an investment advisor has the ultimate responsibility, subject to oversight by the board of trustees, for overseeing funds’ sub-advisors and recommending to the board of trustees their hiring, termination, or replacement. Proxy solicitations can be a long and costly process for funds and without this exemptive relief, shareholder approval is required to hire a new sub-advisor or to change certain material terms of a sub-advisory agreement.

The exemptive relief provided by a manager of managers order enables funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. In addition, should a fund have a poorly performing sub-advisor or one whose management team has left or is going through a change of control, the investment advisor and board of trustees would have the ability to replace the sub-advisor quickly under the terms of the manager of managers order, helping to mitigate any detrimental impact to the fund.

Under the terms of manager of managers orders, the investment advisor may hire a sub-advisor subject to board approval, without a shareholder vote. However, shareholders, by means of an information statement, are fully informed of any sub-advisor changes and can make an informed decision about the merits of such sub-advisor when determining whether to continue investing in a fund.

In 2005, Delaware Investments® Funds conducted a complex-wide shareholder meeting at which shareholders for the Funds, with the exception of The International Equity Portfolio of the Delaware Pooled® Trust, approved the use of a manager of managers order and the related multi-manager structure. This multi-manager structure approval related to the hiring of both unaffiliated and affiliated sub-advisors. Shareholders of The International Equity Portfolio of the Delaware Pooled Trust did not approve the use of the manager of managers order in connection with the 2005 proxy solicitation.

In 2006, the SEC granted the Funds a manager of managers order (the “Current MOM Order”) that permits the Funds’ investment advisor, Delaware Management Company (“DMC” or the “Manager”), with the approval of the Board, to appoint and replace unaffiliated sub-advisors for the Funds, enter into sub-advisory agreements with such entities, and materially amend and terminate such sub-advisory agreements on behalf of the Funds. The Current MOM Order does not apply to sub-advisors that are affiliated with DMC. The Funds formed since the 2005 complex-wide shareholder meeting are covered by the Current MOM Order granted in 2006.

Proposal 2 relates to the filing of an exemptive application that would give the Funds authority under a new manager of managers order (the “New MOM Order”) to hire both affiliated and unaffiliated sub-advisors, and to make material amendments to the related sub-advisory contracts.

In recent years, the SEC has granted other fund complexes manager of managers orders which allow an advisor to appoint and replace both unaffiliated sub-advisors and wholly owned subsidiaries of the advisor or its parent company without seeking shareholder approval. The conditions of these recent exemptive orders are materially the same as the Funds’ Current MOM Order.

Macquarie Group Limited’s acquisition of Delaware Investments in 2010 expanded the number of DMC affiliates that are investment managers which may be able to provide services to the Funds. The ability to hire these affiliated sub-advisors without the need for shareholder approval would benefit the Funds by providing them with efficient and timely access to world-class asset managers from within the broader Macquarie organization. In the future, there may be other opportunities for a Fund to hire a sub-advisor that is an indirect or direct wholly owned affiliate of DMC.

If the Funds were granted the New MOM Order that included any affiliated sub-advisors, it would permit DMC to recommend and hire a broader universe of sub-advisors in a cost-effective and timely manner, which the Board believes would benefit the Funds and their shareholders.

Effect of Proposal 2 with respect to Delaware Pooled® Trust’s International Equity Portfolio only

For shareholders of The International Equity Portfolio of the Delaware Pooled Trust, a vote to approve new manager of managers relief under Proposal 2 will apply to the New MOM Order related to both affiliated and unaffiliated sub-advisors, as well as to the Current MOM Order related to unaffiliated sub-advisors only, both as described in the introduction to this Proposal. In the event that the Funds are not able to obtain exemptive relief under the New MOM Order that includes affiliated sub-advisors, approval of Proposal 2 by The International Equity Portfolio’s shareholders will have the effect of permitting the Portfolio to rely on the multi-manager structure under the Current MOM Order. Having the New MOM Order or the Current MOM Order apply to The International Equity Portfolio would enable DMC to operate with greater efficiency and flexibility on behalf of the Portfolio and avoid the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 2 must be approved by a 1940 Act Majority (defined below) vote of the outstanding voting securities for each Fund. The approval of Proposal 2 by one Fund is not contingent on the approval of Proposal 2 by any other Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR PROPOSAL 2.

PROPOSAL 3: AMENDMENT OF FUNDAMENTAL INVESTMENT
RESTRICTION RELATING TO LENDING

Introduction to Proposal 3

The Trusts each have a fundamental investment restriction related to making loans. The current restrictions related to loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending (which would in addition require exemptive relief from the SEC). The proposed changes to the restriction related to loans expand the scope of lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity resources.

Under the 1940 Act, fundamental investment restrictions may only be changed with shareholder approval. The proposed changes to the fundamental investment restriction related to lending are shown below:

Current Language	Proposed Language

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the Investment Company Act of 1940, as amended (“1940 Act”), any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

DMC’s ability to manage a Fund’s assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions. The proposed changes to the fundamental investment restriction related to loans will provide greater investment management flexibility to respond to market, industry, regulatory, or technical innovations.

In addition, the proposed changes to the restriction would permit the Funds to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow one Delaware Investments® Fund to temporarily lend cash to another Delaware Investments Fund, subject to certain requirements. An interfund borrowing and lending program may provide the opportunity for a borrowing fund to pay a lower interest rate than would be typically available from a bank, and a lending fund to receive an interest rate higher than what could be expected typically from investing cash in short term instruments for cash management purposes. Interfund lending could provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. For example, interfund lending could provide a borrowing fund with significant savings at a time when the cash position of the borrowing fund is insufficient to meet temporary cash requirements in situations where shareholder redemptions exceed expected volumes and a fund has insufficient cash on hand to satisfy such redemptions.

If the Funds receive shareholder approval to amend the fundamental investment restriction, as well as exemptive relief from the SEC, the Funds may revise their existing credit facility with a consortium of banks for the credit line to allow for interfund lending.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, to become effective with respect to a particular Fund in that Trust, Proposal 3 must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Fund.

A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

The approval of Proposal 3 by one Fund is not contingent on the approval of Proposal 3 by any other Fund. If Proposal 3 is not approved by shareholders of a Fund, the current fundamental investment limitation regarding making loans will remain in effect for that Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR PROPOSAL 3.

PROPOSAL 4: NOT APPLICABLE.

PROPOSALS 5(A)—(C): AMENDMENTS TO
FUND CHARTER DOCUMENTS

Introduction to Proposals 5(a) through 5(c)

Proposals 5(a) through 5(c) relate to proposed amendments to each Trust’s Agreement and Declaration of Trust and By-Laws, which are the Trusts’ governing instruments. These proposed amendments would generally provide greater clarity on applicable law and record-keeping and enhance the Board’s ability to conduct business at shareholder meetings and to obtain certain shareholder information. The four proposed amendments relate specifically to (a) documenting the transfer of shares; (b) obtaining shareholder disclosure; and (c) the applicability of Delaware law to proxy matters, as described in greater detail below.

Proposal 5(a)

Proposal 5(a) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add detailed procedures for the transfer of shares. The proposed amendments would add transparency to the process of transferring ownership of shares. The proposed language would provide express protection to the Funds and the Boards for relying on the books of a Trust with respect to the identity of the shareholders of record.

The proposed language provides a Fund would have no obligation to recognize a transfer of shares unless such transfer has been effected in accordance with established procedures. To effect these changes, a new Section 3 related to the documentation of the transfer of shares is proposed to be added to each Trust’s Agreement and Declaration of Trust, as follows:

Transfer of Shares. Except as otherwise provided by the Board of Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his, her or its duly authorized agent upon delivery to the Board of Trustees or the Trust’s transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Board of Trustees. Upon such delivery, and subject to any further requirements specified by the Board of Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Board of Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Clarifying the share transfer provisions in each Trust’s Agreement and Declaration of Trust benefits both the Funds and shareholders, as it provides greater certainty with respect to ownership.

Proposal 5(b)

Proposal 5(b) provides for the amendment of each Trust’s Agreement and Declaration of Trust to add a provision requiring that shareholders provide certain information upon the request of the Board. The proposed amendment would require shareholders of record to disclose direct and indirect share ownership information to a Fund upon Board demand, in the event that the Fund needed such information to comply with tax requirements.

Having the ability to obtain shareholder ownership information will allow the Funds to more effectively and efficiently comply with current and future tax regulations. To effect these changes, each Agreement and Declaration of Trust will be revised to add an additional paragraph (e) to Section 2 of Article VI, which is related to redemptions at the option of a shareholder. The new language related to shareholder ownership information is proposed to be added to each Trust’s Agreement and Declaration of Trust, as follows:

(e) The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

The proposed amendments will allow the Funds to obtain shareholder information when necessary, to comply with applicable tax regulations in present and future circumstances.

Proposal 5(c)

Proposal 5(c) provides for the amendment of each Trust’s By-Laws to change a provision related to proxy matters. Each Trust’s Agreement and Declaration of Trust currently provides that the revocability of a proxy is governed by the Delaware General Corporation Law. The proposed amendment to the By-Laws expands the application of Delaware General Corporation Law to all matters relating to proxies, thereby providing the Funds with a defined body of law to govern matters relating to proxies.

To effect these changes, Section 9 of Article II of each Trust’s By-Laws is proposed to be amended as shown below:

Current Language	Proposed Language

Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

With respect to any shareholders’ meeting, the Trust may accept proxies by electronic transmission (as defined in the DSTA) or telephonic, computerized, telecommunications or any other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission or otherwise) by the shareholder or the shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. Subject to the provisions of the [Delaware Statutory Trust Act], the Declaration of Trust, or these By-Laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the shareholders were stockholders of a Delaware corporation. Notwithstanding any other provision herein to the contrary, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the shareholders of one or more Series or classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting.

Current Language	Proposed Language

With respect to any shareholders’ meeting, the Trust may accept proxies by electronic transmission (as defined in the DSTA) or telephonic, computerized, telecommunications or any other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder’s authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more Persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

The proposed amendment to the By-Laws provides clarity on the choice of law relating to proxy matters and establish a body of case, statutory, and other law for interpreting and resolving proxy-related issues and disputes. This, combined with the depth and breadth of Delaware business law, may increase certainty of outcome for the Funds and shareholders with regard to proxies.

Management believes that a court would likely look to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds. Accordingly, this proposed amendment to the By-Laws is not intended to substantively change the rights of shareholders. Moreover, each Trust’s governing instruments permit the By-Laws to be amended without shareholder approval. Because there is a possibility that a current or future interpretation of, or amendment to, the Delaware General Corporation Law could substantively change the rights of shareholders with respect to proxy-related issues, however, the Boards consider it to be appropriate to obtain shareholder approval for this particular proposed amendment to the By-Laws.

In the event that shareholders do not approve this proposed amendment to the By-Laws, Fund management expects that a court would still be likely to look to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds. In the absence of this amendment to the By-Laws, however, there would be less certainty that a court would look exclusively to the Delaware General Corporation Law in interpreting proxy-related issues for the Funds, and it is possible that a court might also look to other Delaware law or the laws of other jurisdictions in interpreting proxy-related issues for the Funds.

Quorum and Required Vote

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy.

Provided that Quorum requirements have been satisfied for a Trust, Proposals 5(a)-(c) each must be approved by the affirmative vote of a majority of votes cast. For a Trust that is made up of more than one Fund, the votes of all the shares of the Funds of that Trust will be counted together in determining the results of the voting for Proposals 5(a)-(c).

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
PROPOSALS 5(A) THROUGH (C).

VOTING INFORMATION

How will shareholder voting be handled?

Only shareholders of record of the Funds at the close of business on January 22, 2015 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned for that Fund or for that Proposal, and the Fund may also call the vote on some Proposals but adjourn with regard to other Proposals, to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes are proxies from brokers or nominees that vote on matters for which they have discretionary authority to vote (“discretionary items,” e.g., the election of trustees), but also indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote (“non-discretionary items,” e.g., changes to fundamental investment restrictions). Because the Meeting has both discretionary and non-discretionary items on the agenda, the Funds anticipate receiving broker non-votes. Abstentions and broker non-votes are considered as shares present at the Meeting but are not considered votes cast. As a result, abstentions and broker non-votes will have the same effect as a vote “Against” the Proposals requiring a “1940 Act Majority,” but will have no effect on Proposals requiring a plurality or majority of votes cast.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting in accordance with your voting instructions by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Trustee Nominees in Proposal 1 and for Proposals 2, 3, and 5(a)-(c). Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. A subsequent proxy before your original proxy is voted, electronically or otherwise, will supersede your prior proxy. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. The Boards do not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix J shows as of January 22, 2015, as to each of the Funds, the number of shares outstanding.

What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a Trust or a particular Fund means one-third (33⅓%) of the shares of that Trust or Fund that are entitled to vote at the Meeting, present in person or represented by proxy. Please refer to each Proposal for the applicable voting standard.

Who will pay the expenses of the Meeting?

Each Fund will bear its proportionate cost of the proxy preparation, mailing and solicitation. Costs will generally be allocated across the Funds according to assets under management. The Funds have engaged Computershare Fund Services (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $5.9 million. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

This proxy solicitation is being made by the Boards for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Trusts, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, if you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds by regular mail to Attention: Shareholder Services, P.O. Box 9876, Providence, RI 02940-8076, by overnight courier service to 4400 Computer Drive, Westborough, MA 01581-1722, or by calling toll-free 800 523-1918.

How do I submit a shareholder proposal for inclusion in a Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trusts do not require that the Funds hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trusts’ governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trusts, David F. Connor, at the address of the Funds given above.

How may I communicate with the Boards?

Shareholders who wish to communicate to the Boards may address correspondence to Thomas L. Bennett, Coordinating Trustee for the Trusts, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Trustee, or any individual Trustee, c/o the applicable Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

Transfer Agency Services. Delaware Investments Fund Services Company (“DIFSC”), an affiliate of DMC, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), 480 Washington Boulevard, Jersey City, NJ 07310, provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset values (“NAVs”) and providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DIFSC provides fund accounting and financial administration oversight services to the Funds. Prior to November 1, 2014, Delaware Service Company (“DSC”) provided fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

Distribution Services. Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Funds’ shares. The Distributor is an affiliate of DMC. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.

No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DIFSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

As of January 22, 2015, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof, except as noted in Appendix K.

To the best knowledge of the Trusts, as of January 22, 2015, no person, except as set forth in Appendix L, owned of record 5% or more of the outstanding shares of any Fund. Except as noted in Appendix L, the Trusts have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any class of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A – TRUSTS AND SERIES HOLDING JOINT MEETING

APPENDIX B – TRUSTEE NOMINEES

APPENDIX C – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

APPENDIX D – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

APPENDIX E – TRUSTEE COMPENSATION

APPENDIX F – PRINCIPAL OFFICERS OF THE TRUSTS

APPENDIX G – AUDITOR INFORMATION

APPENDIX H – PRE-APPROVAL POLICIES AND PROCEDURES

APPENDIX I – TRUSTEES AND OFFICERS OF DMC

APPENDIX J – NUMBER OF SHARES OF EACH FUND OUTSTANDING

APPENDIX K – 1% SHARE OWNERSHIP

APPENDIX L – 5% SHARE OWNERSHIP

APPENDIX A – TRUSTS AND SERIES HOLDING JOINT MEETING

Trust	Funds
Delaware Group® Adviser Funds	Delaware Diversified Income Fund
Delaware Global Real Estate Opportunities Fund
Delaware U.S. Growth Fund
Delaware Group® Cash Reserve	Delaware Cash Reserve® Fund
Delaware Group® Equity Funds I	Delaware Mid Cap Value Fund
Delaware Group® Equity Funds II	Delaware Value® Fund
Delaware Group® Equity Funds IV	Delaware Healthcare Fund
Delaware Smid Cap Growth Fund
Delaware Group® Equity Funds V	Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund
Delaware Group Foundation Funds®	Delaware Foundation® Conservative
Allocation Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Group® Global & International Funds	Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Group® Government Fund	Delaware Core Plus Bond Fund
Delaware Emerging Markets Debt Fund
Delaware Inflation Protected Bond Fund
Delaware Group® Income Funds	Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Group® Limited-Term	Delaware Limited-Term Diversified Income Fund
Government Funds
Delaware Group® State Tax-Free Income Trust	Delaware Tax-Free Pennsylvania Fund
Delaware Group® Tax-Free Fund	Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Trust	Funds
Delaware Pooled® Trust	The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio
(also known as Delaware REIT Fund)
The Select 20 Portfolio
Delaware VIP® Trust	Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Voyageur Insured Funds	Delaware Tax-Free Arizona Fund
Voyageur Intermediate Tax Free Funds	Delaware Tax-Free Minnesota Intermediate Fund
Voyageur Mutual Funds	Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund
Voyageur Mutual Funds II	Delaware Tax-Free Colorado Fund
Voyageur Mutual Funds III	Delaware Select Growth Fund
Voyageur Tax Free Funds	Delaware Tax-Free Minnesota Fund

APPENDIX B – TRUSTEE NOMINEES

				Number of	Other
				Portfolios	Directorships
			Principal	in Fund	Held by
	Position(s)		Occupation(s)	Complex	Trustee
Name, Address,	Held with	Length of	During Past	Overseen	during the Past
and Birth Date	the Trusts	Time Served	5 Years	by Trustee	Five Years
Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne	65	Board of
2005 Market Street	President,	Trustee since	has served in		Governors
Philadelphia,	Chief	August 16, 2006	various executive		Member –
PA 19103	Executive		capacities at different		Investment
	Officer, and	President and	times at Delaware		Company
April 1963	Trustee	Chief Executive	Investments.[2]		Institute (ICI)
Officer since
		August 1, 2006			Director
and Audit
Committee
Member —
Kaydon Corp.
(2007-2013)

Independent Trustees

Thomas L. Bennett	Trustee	Since	Private Investor —	65	Director —
2005 Market Street		March 2005	(March 2004 – Present)		Bryn Mawr Bank
Philadelphia,					Corp. (BMTC)
PA 19103					(April 2007 –
Present)
October 1947

Ann Borowiec	Proposed	N/A	CEO, Private Wealth	N/A	Co-Chair and
2005 Market Street	Trustee		Management		Trustee —
Philadelphia,			(2011 – 2013) and		JerseyCAN
PA 19103			Market Manager,
			New Jersey Private		Trustee —
November 1958			Bank (2005 – 2011) –		50CAN
JP Morgan
			Chase & Co.		Trustee and
Executive
Committee
Member —
NJPAC

Trustee — New
Jersey Symphony
Orchestra

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees (continued)

Joseph W. Chow	Trustee	Since	Executive Vice	65	Director
2005 Market Street		January 2013	President (Emerging		and Audit
Philadelphia,			Economies Strategies,		Committee
PA 19103			Risk and Corporate		Member –
			Administration)		Hercules
January 1953					Technology
			State Street		Capital, Inc.
			Corporation (July		(2004-2014)
2004 – March 2011)

John A. Fry	Trustee	Since	President – Drexel	65	Director –
2005 Market Street		January 2001	University (August		Hershey Trust
Philadelphia,			2010 – Present)		Company
PA 19103
			President — Franklin		Director, Audit
May 1960			& Marshall College		Committee, and
			(June 2002 –		Governance
			July 2010)		Committee
Member —
Community
Health Systems

Lucinda S.	Trustee	Since	Private Investor	65	None
Landreth		March 2005	(2004 – Present)
2005 Market Street
Philadelphia,
PA 19103

June 1947

Frances A.	Trustee	Since	Chief Executive	65	Trust Manager
Sevilla-Sacasa		September 2011	Officer – Banco Itau		and Audit
2005 Market Street			International		Committee
Philadelphia,			(April 2012 – Present)		Member –
PA 19103					Camden
			Executive Advisor to		Property Trust
January 1956			Dean (August 2011 –
March 2012) and
Interim Dean (January
2011 – July 2011) –
University of Miami
School of Business
Administration

Name, Address, and Birth Date	Position(s) Held with the Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees (continued)

Thomas K.	Trustee	Since	Vice Chairman	65	Director –
Whitford		January 2013	(2010 – April 2013),		HSBC Finance
2005 Market Street			Chief Administration		Corporation
Philadelphia,			Officer (2008 – 2010)		and HSBC
PA 19103			and Executive Vice		North American
			President and Chief		Holdings Inc.
March 1956			Administrative Officer
(2007–2009) –
PNC Financial
Services Group

Janet L. Yeomans	Trustee	Since	Vice President and	65	Director, Audit
2005 Market Street		April 1999	Treasurer (January		and Compliance
Philadelphia,			2006 – Present), Vice		Committee
PA 19103			President — Mergers		Chair, Investment
			& Acquisitions		Committee
July 1948			(January 2003 –		Member, and
			January 2006), and		Governance
			Vice President (July		Committee
			1995 – January 2003)		Member –
			3M Corporation		Okabena
Company

Chair – 3M
Investment
Management
Committee
(2005–2012)

J. Richard Zecher	Trustee	Since	Founder — Investor	65	Director and
2005 Market Street		March 2005	Analytics (Risk		Compensation
Philadelphia,			Management) (May		Committee
PA 19103			1999 – Present)		Chairperson —
Investor
July 1940			Founder — P/E		Analytics
Investments (Hedge
			Fund) (September		Director – P/E
			1996 – Present)		Investments
____________________

1	Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.

2	Delaware Investments® is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.

APPENDIX C – NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

As Amended 5/16/07
As Further Amended 11/15/07
As Further Amended 5/22/08
As Further Amended 11/20/08
As Further Amended 2/16/10
As Further Amended 2/15/11
As Further Amended 5/22/13

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

DELAWARE INVESTMENTS® FAMILY OF FUNDS

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

Nominating and Corporate Governance Committee Membership

The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1. Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Chair of the Board. The Committee shall nominate the Chair of the Board.

3. Coordinating Trustee. The Committee shall nominate the Coordinating Trustee.

4. Committees. The Committee shall annually review the membership of and annually recommend persons to serve as chairpersons and members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for chairpersons and members of any new committee established by the Board.

5. Affiliated Directors/Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

6. Shareholder Recommendations. The Committee shall consider shareholder recommendations for nominations to the Board of Directors.

7. Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees and Board diversity, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1. The Committee shall evaluate annually the ability of each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2. The Committee shall evaluate whether a particular fund on which an Independent Trustee/Director serves is a competing mutual fund for purposes of the Policy Regarding Service on Competitive Boards.

3. The Committee shall review on an annual basis the total of each Director’s/Trustee’s investments in the Funds to monitor compliance with the Policy Regarding Mandatory Investment in the Funds by Trustees/Directors.

4. The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

5. The Committee shall oversee educational sessions of the meetings of the Board of Directors/Trustees and the purpose, content, organization and effectiveness of the orientation process for new members of the Board of Directors/Trustees.

6. At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

7. The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

8. The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees and shall review and respond, as appropriate, to shareholders who communicate with the Board of Directors/Trustees.

Other Powers and Responsibilities

1. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3. The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4. The Committee shall review annually a summary and report of Director/Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5. The Committee shall conduct an annual performance evaluation of the Committee.

6. The Committee shall review the annual performance evaluation of the Board and report its findings and recommendations to the Committee of Independent Directors/Trustees.

7. The Committee shall review annually Director and Officer insurance matters and report its findings and recommendations to the Board.

8. The Committee shall review annually the compensation for the Chief Compliance Officer and report its findings and recommendations to the Board.

9. The Committee shall, at least annually, review the Charter of the Committee of Independent Directors/Trustees and recommend any changes to the Committee of Independent Directors/Trustees.

10. In the event that Delaware Investments is considering a merger or other transaction and desires input from the Board of Directors/Trustees, the Committee shall respond to any such inquiries.

11. The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX D – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that are beneficially owned by each Trustee Nominee as of October 31, 2014.

	Thomas L.	Ann	Patrick P.	Joseph W.	John A.	Lucinda S.	Frances A.	Thomas K.	Janet L.	J. Richard
Fund	Bennett	Borowiec	Coyne	Chow	Fry	Landreth	Sevilla-Sacasa	Whitford	Yeomans	Zecher
Delaware Cash Reserve® Fund				Over		$10,000 -
				$100,000		$50,000
Delaware Core Plus Bond Fund			$1-$10,000
Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund			Over
$100,000
Delaware Diversified Income Fund			$1-$10,000					$10,001 -
$50,000
Delaware Dividend Income Fund						$50,001 -		Over
						$100,000		$100,000
Delaware Emerging Markets Fund		$50,001 -	Over			$10,001 -			$50,001 -
		$100,000	$100,000			$50,000			$100,000
Delaware Emerging Markets Debt Fund
Delaware Extended Duration Bond Fund
Delaware Focus Global Growth Fund								Over
$100,000
Delaware Foundation® Conservation							$10,001 -
Allocation Fund							$50,000
Delaware Foundation Growth			Over							Over
Allocation Fund			$100,000							$100,000

	Thomas L.	Ann	Patrick P.	Joseph W.	John A.	Lucinda S.	Frances A.	Thomas K.	Janet L.	J. Richard
Fund	Bennett	Borowiec	Coyne	Chow	Fry	Landreth	Sevilla-Sacasa	Whitford	Yeomans	Zecher
Delaware Foundation® Moderate							$10,001 -
Allocation Fund							$50,000
Delaware Global Real Estate
Opportunities Fund
Delaware Global Value Fund						$10,001 -
$50,000
Delaware Healthcare Fund				Over
$100,000
Delaware High-Yield						$10,001 -
Opportunities Fund						$50,000
Delaware Inflation Protected Bond Fund
Delaware International Value			Over
Equity Fund			$100,000
Delaware Limited-Term Diversified			$1-$10,000
Income Fund
Delaware Mid Cap Value Fund
Delaware Minnesota High-Yield
Municipal Bond Fund
Delaware National High-Yield
Municipal Bond Fund
Delaware Select Growth Fund
Delaware Small Cap Core Fund						$50,001 -		Over
						$100,000		$100,000

	Thomas L.	Ann	Patrick P.	Joseph W.	John A.	Lucinda S.	Frances A.	Thomas K.	Janet L.	J. Richard
Fund	Bennett	Borowiec	Coyne	Chow	Fry	Landreth	Sevilla-Sacasa	Whitford	Yeomans	Zecher
Delaware Small Cap Value Fund	Over		$50,001 -
	$100,000		$100,000
Delaware Smid Cap Growth Fund
Delaware Tax-Free Arizona Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota
Intermediate Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Pennsylvania Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA
Intermediate Fund
Delaware U.S. Growth Fund						$50,001 -		Over
						$100,000		$100,000
Delaware Value® Fund	Over					$50,000 -		Over	Over
	$100,000					$100,000		$100,000	$100,000
Delaware VIP® Diversified
Income Series

	Thomas L.	Ann	Patrick P.	Joseph W.	John A.	Lucinda S.	Frances A.	Thomas K.	Janet L.	J. Richard
Fund	Bennett	Borowiec	Coyne	Chow	Fry	Landreth	Sevilla-Sacasa	Whitford	Yeomans	Zecher
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® International Value
Equity Series
Delaware VIP® Limited-Term
Diversified Income Series
Delaware VIP® REIT Series					$10,001 -
$50,000
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series					$10,001 -
$50,000
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series					Over
$100,000
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth
Equity Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio

	Thomas L.	Ann	Patrick P.	Joseph W.	John A.	Lucinda S.	Frances A.	Thomas K.	Janet L.	J. Richard
Fund	Bennett	Borowiec	Coyne	Chow	Fry	Landreth	Sevilla-Sacasa	Whitford	Yeomans	Zecher
The Labor Select International
Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust
Portfolio (also known as Delaware
REIT Fund)
The Select 20 Portfolio
Aggregate dollar range of shares of the	Over	$50,001-	Over	Over	Over	Over	$50,001-	Over	Over	Over
Delaware Investments® Family of Funds:	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

APPENDIX E – TRUSTEE COMPENSATION

The following table describes the aggregate compensation received by the current Independent Trustees from each Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the 12-month period ended December 31, 2014. Only the Independent Trustees received compensation from the Trust.

					Frances A.
	Thomas L.	Joseph W.	John A.	Lucinda S.	Sevilla-	Thomas K.	Janet L.	J. Richard
Trust	Bennett	Chow	Fry	Landreth	Sacasa	Whitford	Yeomans	Zecher
Delaware Group® Adviser Funds	55543.36	46087.89	44814.10	45043.60	45043.60	44856.99	49481.61	44423.97
Delaware Group Cash Reserve	1398.18	1163.70	1123.65	1134.12	1134.12	1129.27	1244.53	1118.56
Delaware Group Equity Funds I	32.04	26.51	25.85	25.97	25.97	25.82	28.54	25.62
Delaware Group Equity Funds II	32658.56	26976.34	26470.83	26482.13	26482.13	26342.43	29118.98	26109.65
Delaware Group Equity Funds IV	10528.27	8738.46	8496.86	8536.27	8536.27	8501.15	9382.38	8425.70
Delaware Group Equity Funds V	22017.64	18225.33	17798.89	17852.79	17852.79	17762.32	19619.25	17618.03
Delaware Group Foundation Funds®	3550.74	2948.89	2859.20	2879.29	2879.29	2866.67	3161.29	2844.06
Delaware Group Global & International Funds	21168.95	17526.95	17101.74	17163.99	17163.99	17075.22	18863.2	16938.75
Delaware Group Government Fund	1485.36	1238.82	1193.19	1204.80	1204.80	1201.65	1322.55	1187.70
Delaware Group Income Funds	19047.20	15804.94	15362.98	15446.52	15446.52	15381.77	16965.93	15236.27
Delaware Group Limited-Term Government Funds	8364.75	6958.72	6730.41	6783.71	6783.71	6758.32	7448.62	6692.50
Delaware Group State Tax-Free Income Trust	3026.73	2512.91	2440.65	2454.64	2454.64	2445.87	2695.51	2421.22
Delaware Group Tax-Free Fund	8170.56	6786.23	6584.43	6626.42	6626.42	6602.64	7274.90	6536.68
Delaware Pooled® Trust	14570.37	12093.34	11742.10	11814.89	11814.89	11757.77	12977.12	11662.02
Delaware VIP® Trust	50412.50	41808.76	40677.71	40880.18	40880.18	40698.55	44905.56	40336.04
Voyageur Insured Funds	550.97	457.56	444.10	446.82	446.82	445.27	490.61	440.79
Voyageur Intermediate Tax Free Funds	654.22	543.01	527.53	530.56	530.56	528.56	582.58	523.32
Voyageur Mutual Funds	6521.01	5401.65	5270.25	5288.28	5288.28	5265.96	5809.94	5214.71
Voyageur Mutual Funds II	1222.14	1014.57	985.60	991.13	991.13	987.53	1088.49	977.47
Voyageur Mutual Funds III	6683.23	5549.12	5388.57	5418.40	5418.40	5394.53	5954.36	5351.51
Voyageur Tax Free Funds	3513.33	2917.50	2832.41	2849.28	2849.28	2839.00	3128.87	2810.42
TOTAL – 12-month period ended December 31, 2014	271,120.11	224,781.20	218,871.05	219,853.79	219,853.79	218,867.29	241,544.82	216,894.99

APPENDIX F – PRINCIPAL OFFICERS OF THE TRUSTS

Principal
	Position(s)		Occupation(s)
Name, Address,	Held with	Length of	During Past
and Birth Date	the Trusts	Time Served	5 Years
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has
2005 Market Street	President, Chief	since August 16, 2006	served in various executive
Philadelphia,	Executive Officer,		capacities at different times
PA 19103	and Trustee	President and Chief Executive	at Delaware Investments.[2]
Officer since August 1, 2006
April 1963

David F. Connor	Senior Vice	Senior Vice President	David F. Connor has served
2005 Market Street	President, Deputy	since May 2013; Deputy	as Deputy General Counsel
Philadelphia,	General Counsel,	General Counsel since	of Delaware Investments
PA 19103	and Secretary	September 2000; Secretary	since 2000.
since October 2005
December 1963

Daniel V. Geatens	Vice President	Treasurer since October 2007	Daniel V. Geatens has
2005 Market Street	and Treasurer		served in various capacities
Philadelphia,			at different times at
PA 19103			Delaware Investments.

October 1972

David P. O’Connor	Executive Vice	Executive Vice President	David P. O’Connor has
2005 Market Street	President, General	since February 2012; General	served in various executive
Philadelphia,	Counsel, and Chief	Counsel and Chief Legal	and legal capacities
PA 19103	Legal Officer	Officer since October 2005	at different times at
Delaware Investments.
February 1966

Richard Salus	Senior Vice	Chief Financial Officer	Richard Salus has served in
2005 Market Street	President and Chief	since November 2006	various executive capacities
Philadelphia,	Financial Officer		at different times at
PA 19103			Delaware Investments.

October 1963
____________________

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and transfer agent.

APPENDIX G – AUDITOR INFORMATION

The following table shows, for each Trust:

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PwC for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning.

Affiliate Audit-Related Fees. The aggregate fees billed by PWC for services relating to the performance of the audit of the financial statements of DMC and other service providers under common control with DMC and that relate directly to the operations or financial reporting of the Trusts.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trusts and to DMC and other service providers under common control with DMC.

			Affiliate	Aggregate
	Audit	Tax	Audit-Related	Non-Audit
Trust	Fees	Fees	Fees	Fees
Delaware Group® Adviser Funds
10/31/14	97,615.00	16,434.00
10/31/13	117,640.00	21,650.00
Delaware Group Cash Reserve
3/31/14	28,000.00	3,160.00
3/31/13	24,835.00	3,000.00
Delaware Group Equity Funds I
10/31/14	26,259.90	4,740.00
10/31/13	23,035.00	4,500.00
Delaware Group Equity Funds II
11/30/14	26,750.00	4,741.00
11/30/13	23,435.00	4,500.00
Delaware Group Equity Funds IV
9/30/14	54,000.00	9,480.00
9/30/13	47,170.00	9,000.00
Delaware Group Equity Funds V
11/30/14	87,789.80	14,223.00
11/30/13	77,405.00	13,500.00
Delaware Group Foundation Funds®
9/30/14	124,605.00	15,327.00
9/30/13	109,305.00	14,550.00

			Affiliate	Aggregate
	Audit	Tax	Audit-Related	Non-Audit
Trust	Fees	Fees	Fees	Fees
Delaware Group® Global & International Funds
11/30/14	108,800.00	29,605.00
11/30/13	123,675.00	28,100.00
Delaware Group Government Fund
7/31/14	114,004.80	13,218.00
7/31/13	67,970.00	9,700.00
Delaware Group Income Funds
7/31/14	186,019.80	25,545.00
7/31/13	163,175.00	24,250.00
Delaware Group Limited-Term
Government Funds
12/31/14	40,400.00	5,109.00
12/31/13	35,435.00	4,850.00
Delaware Group State Tax-Free Income Trust
8/31/14	34,125.00	4,214.00
8/31/13	29,935.00	4,000.00
Delaware Group Tax-Free Fund
8/31/14	69,160.00	8,428.00
8/31/13	60,670.00	8,000.00
Delaware Pooled® Trust
10/31/14	303,684.90	58,785.00
10/31/13	317,855.00	65,150.00
Delaware VIP® Trust
12/31/14	290,521.00	51,832.00
12/31/13	254,850.00	49,200.00
Voyageur Insured Funds
8/31/14	34,125.00	4,214.00
8/31/13	29,935.00	4,000.00
Voyageur Intermediate Tax Free Funds
8/31/14	34,125.00	4,214.00
8/31/13	29,935.00	4,000.00
Voyageur Mutual Funds
8/31/14	171,080.00	21,070.00
8/31/13	150,075.00	20,000.00
Voyageur Mutual Funds II
8/31/14	34,125.00	4,214.00
8/31/13	29,935.00	4,000.00
Voyageur Mutual Funds III
10/31/14	26,715.00	9,482.00
10/31/13	45,670.00	9,000.00
Voyageur Tax Free Funds
8/31/14	34,125.00	4,214.00
8/31/13	29.935.00	4,000.00

APPENDIX H – PRE-APPROVAL POLICIES AND PROCEDURES

The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE
DELAWARE INVESTMENTS® FAMILY OF FUNDS

PROCEDURES FOR ENGAGEMENT OF
INDEPENDENT AUDITORS
FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

These procedures (the “Procedures”) set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the “Funds”) regarding the retention of the Funds’ independent auditors (the “Auditors”) to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds’ investment advisers, and to any “control affiliates” (as defined below) of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors’ independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A. Services provided to the Funds.

The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as “Fund Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.

The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all new or additional Fund Services not previously pre-approved at a meeting of the Audit Committee, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B. Fund-related services provided to Adviser entities.

The engagement of the Auditors to provide non-audit services to the Funds’ investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds’ operations or financial reporting (referred to herein as “Fund-Related Adviser Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term “control affiliate” means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term “investment adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as “Adviser entities”) for purposes of these Procedures.

The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

The Auditors shall report to the Audit Committee at each of its regular meetings regarding all new or additional Fund-Related Adviser Services not previously pre-approved at a meeting of the Audit Committee, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee’s ongoing evaluation of the Auditors’ independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

The Audit Committee also expects Delaware Management Company (“DMC”) to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

●a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

●the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;

●if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

●should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005
Last Approved: August 19, 2014

ANNEX I-A

Pre-Approved Fund Services

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B

Pre-Approved Fund-Related Adviser Services

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

ANNEX II

Delaware Management Business Trust

Delaware Distributors, L.P.

Delaware Investments Fund Service Company

Delaware Service Company, Inc.

Retirement Financial Services, Inc.

Macquarie Capital Investment Management LLC

Jackson Square Partners, LLC

APPENDIX I – TRUSTEES AND OFFICERS OF DMC

The following persons have held the following positions with the Trusts and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the [Trust]’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Patrick P. Coyne	President	Chairman/President/Chief	Mr. Coyne has served
		Executive Officer	in various executive
capacities within
Delaware Investments

Michael J. Hogan	Executive Vice	Executive Vice	Mr. Hogan has served
	President/Head of Equity	President/Head of Equity	in various executive
	Investments	Investments	capacities within
Delaware Investments

David P. O’Connor	Executive Vice	Executive Vice	Mr. O’Connor has served
	President/Strategic	President/Strategic	in various executive
	Investment Relationships	Investment Relationships	capacities within
	and Initiatives/General	and Initiatives/General	Delaware Investments
	Counsel	Counsel
Senior Vice
President/Strategic
Investment Relationships
and Initiatives/General
Counsel/Optimum
Fund Trust

See Yeng Quek	Executive Vice	Executive Vice	Mr. Quek has served
	President/Managing	President/Managing	in various executive
	Director/Head of Fixed	Director/Head of Fixed	capacities within
	Income Investments	Income Investments	Delaware Investments

Philip N. Russo	Executive Vice	None	Mr. Russo has served
	President/Chief		in various executive
	Administrative Officer		capacities within
Delaware Investments

Joseph R. Baxter	Senior Vice	Senior Vice	Mr. Baxter has served in
	President/Head of	President/Head of	various capacities within
	Municipal Bond	Municipal Bond	Delaware Investments
	Department/Senior	Department/Senior
	Portfolio Manager	Portfolio Manager

Christopher S. Beck	Senior Vice	Senior Vice	Mr. Beck has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer—	Investment Officer -	Delaware Investments
	Small Cap Value/	Small Cap Value/Mid-Cap
	Mid-Cap Value Equity	Value Equity

Michael P. Buckley	Senior Vice	Senior Vice	Mr. Buckley has served in
	President/Director of	President/Director of	various capacities within
	Municipal Research	Municipal Research	Delaware Investments

Stephen J. Busch	Senior Vice	Senior Vice	Mr. Busch has served in
	President/Investment	President/Investment	various capacities within
	Accounting	Accounting	Delaware Investments

Michael F. Capuzzi	Senior Vice	Senior Vice	Mr. Capuzzi has served in
	President/Investment	President/Investment	various capacities within
	Systems	Systems	Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Liu-Er Chen	Senior Vice	Senior Vice	Mr. Chen has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer,	Investment Officer,	Delaware Investments
	Emerging Markets and	Emerging Markets and
	Healthcare	Healthcare

David F. Connor	Senior Vice	Senior Vice	Mr. Connor has served in
	President/Deputy General	President/Deputy General	various capacities within
	Counsel/Secretary	Counsel/Secretary	Delaware Investments

Vice President/Deputy
General Counsel/
Secretary – Optimum
Fund Trust

Stephen J. Czepiel	Senior Vice	Senior Vice	Mr. Czepiel has served in
	President/Senior	President/Senior Portfolio	various capacities within
	Portfolio Manager	Manager	Delaware Investments

Craig C. Dembek	Senior Vice	Senior Vice	Mr. Dembek has served in
	President/Co-Head of	President/Co-Head of	various capacities within
	Credit Research/Senior	Credit Research/Senior	Delaware Investments
	Research Analyst	Research Analyst

Roger A. Early	Managing Director,	Managing Director,	Mr. Early has served in
	Co-Head of Fixed Income	Co-Head of Fixed Income	various capacities within
	Investments, Senior	Investments, Senior	Delaware Investments
	Vice President/Co-Chief	Vice President/Co-Chief
	Investment Officer—	Investment Officer-Total
	Total Return Fixed	Return Fixed Income
	Income Strategy	Strategy

Stuart M. George	Senior Vice	Senior Vice	Mr. George has served in
	President/Head of Equity	President/Head of	various capacities within
	Trading	Equity Trading	Delaware Investments

Gregory A. Gizzi	Senior Vice	Senior Vice	Mr. Gizzi has served in
	President/Senior	President/Senior	various capacities with
	Portfolio Manager	Portfolio Manager	Delaware Investments

Edward Gray	Senior Vice	Senior Vice	Mr. Gray has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer—	Investment Officer –	Delaware Investments
	Global and International	Global and
	Value Equity	International
Value Equity

Paul Grillo	Senior Vice	Senior Vice	Mr. Grillo has served in
	President/Co-Chief	President/Co-Chief	various capacities within
	Investment Officer—	Investment Officer—	Delaware Investments
	Total Return Fixed	Total Return Fixed
	Income Strategy	Income Strategy

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Sharon Hill	Senior Vice	Senior Vice	Ms. Hill has served in
	President/Head of Equity	President/Head of	various capacities within
	Quantitative Research	Equity Quantitative	Delaware Investments
	and Analytics	Research and Analytics

James L. Hinkley	Senior Vice	Senior Vice	Mr. Hinkley has served in
	President/Head of	President/Head of	various capacities within
	Product Management	Product Management	Delaware Investments

Kashif Ishaq	Senior Vice	Senior Vice	Mr. Ishaq has served in
	President/Head of	President/Head of	various capacities within
	Investment Grade	Investment Grade	Delaware Investments
	Corporate Bond Trading	Corporate Bond Trading

Paul Matlack	Senior Vice	Senior Vice	Mr. Matlack has served in
	President/Senior	President/Senior Portfolio	various capacities within
	Portfolio Manager/Fixed	Manager/Fixed Income	Delaware Investments
	Income Strategist	Strategist

Christopher McCarthy	Senior Vice	Senior Vice	Mr. McCarthy has
	President/Financial	President/Financial	served in various
	Institutions Sales	Institutions Sales	capacities within
Delaware Investments

John P. McCarthy	Senior Vice	Vice President/Senior	Mr. McCarthy has
	President/Co-Head of	Research Analyst	served in various
	Credit Research/Senior		capacities within
	Research Analyst		Delaware Investments

Brian McDonnell	Senior Vice	Senior Vice	Mr. McDonnell has
	President/Senior	President/Senior	served in various
	Portfolio Manager/Senior	Portfolio Manager/Senior	capacities within
	Structured Products	Structured Products	Delaware Investments
	Analyst/Trader	Analyst/Trader

Timothy D. McGarrity	Senior Vice	Senior Vice	Mr. McGarrity has
	President/Financial	President/Financial	served in various
	Services Officer	Services Officer	capacities within
Delaware Investments

Francis X. Morris	Senior Vice	Senior Vice	Mr. Morris has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer -	Investment Officer -	Delaware Investments
	Core Equity	Core Equity

Brian L. Murray, Jr.	Senior Vice	Senior Vice	Mr. Murray has served in
	President/Chief	President/Chief	various capacities within
	Compliance Officer	Compliance Officer	Delaware Investments

Susan L. Natalini	Senior Vice	Senior Vice	Ms. Natalini has served in
	President/Head of Equity	President/Head of	various capacities within
	and Fixed Income	Equity and Fixed	Delaware Investments
	Business Operations	Income Business
Operations

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
D. Tysen Nutt	Senior Vice	Senior Vice	Mr. Nutt has served in
	President/Senior Portfolio	President/Senior Portfolio	various capacities within
	Manager/Team Leader	Manager/Team Leader	Delaware Investments

Philip O. Obazee	Senior Vice	Senior Vice	Mr. Obazee has served in
	President/Structured	President/Structured	various capacities within
	Products and Derivatives	Products and Derivatives	Delaware Investments

Terrance M. O’Brien	Senior Vice	Senior Vice	Mr. O’Brien has served
	President/Head of Fixed	President/Head of Fixed	in various capacities with
	Income Quantitative	Income Quantitative	Delaware Investments
	Analysis Department	Analysis Department

Marlene Petter	Senior Vice	Senior Vice	Ms. Petter has served in
	President/Marketing	President/Marketing	various capacities within
	Communications	Communications	Delaware Investments

Richard Salus	Senior Vice	Senior Vice	Mr. Salus has served in
	President/Controller/	President/Chief Financial	various capacities within
	Treasurer	Officer	Delaware Investments

Senior Vice President/
Chief Financial Officer –
Optimum Fund Trust

Christopher M. Testa	Senior Vice	Senior Vice	Mr. Testa has served in
	President/Senior	President/Senior	various capacities within
	Portfolio Manager since	Portfolio Manager since	Delaware Investments
	January 2014	January 2014

Babak Zenouzi	Senior Vice	Senior Vice	Mr. Zenouzi has served in
	President/Chief	President/Chief	various capacities within
	Investment Officer—	Investment Officer-	Delaware Investments
	Real Estate Securities	Real Estate Securities
	and Income Solutions	and Income Solutions

Gary T. Abrams	Vice President/Senior	Vice President/Senior	Mr. Abrams has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments

Christopher S. Adams	Vice President/Senior	Vice President/Senior	Mr. Adams has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Damon J. Andres	Vice President/Senior	Vice President/Senior	Mr. Andres has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Wayne A. Anglace	Vice President/Senior	Vice President/Senior	Mr. Anglace has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Margaret MacCarthy	Vice President/	Vice President/	Ms. Bacon has served in
Bacon	Investment Specialist	Investment Specialist	various capacities within
Delaware Investments

Patricia L. Bakely	Vice President/Assistant	Vice President/Assistant	Ms. Bakely has served in
	Controller	Controller	various capacities within
Delaware Investments

Kristen E.	Vice President/Senior	Vice President/Senior	Ms. Bartholdson has
Bartholdson-Peter	Portfolio Manager	Portfolio Manager	served in various
capacities within
Delaware Investments

Todd Bassion	Vice President/Portfolio	Vice President/Portfolio	Mr. Bassion has served in
	Manager	Manager	various capacities within
Delaware Investments

Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)	Ms. Bennick has served in
	Reporting	Reporting	various capacities within
Delaware Investments

Richard E. Biester	Vice President/Senior	Vice President/Senior	Mr. Biester has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments

Sylvie S. Blender	Vice President/Financial	Vice President/Financial	Ms. Blender has served in
	Institutions Client	Institutions Client	various capacities within
	Services	Services	Delaware Investments

Kevin Bock	Vice President/Municipal	Vice President/Municipal	Mr. Bock has served in
	Credit Analyst	Credit Analyst	various capacities within
Delaware Investments

Zoe Bradley	Vice President/Municipal	Vice President/Municipal	Ms. Bradley has served in
	Bond Portfolio Analyst	Bond Portfolio Analyst	various capacities within
Delaware Investments

Vincent A. Brancaccio	Vice President/Senior	Vice President/Senior	Mr. Brancaccio has
	Equity Trader	Equity Trader	served in various
capacities within
Delaware Investments

Adam H. Brown	Vice President/Portfolio	Vice President/Portfolio	Mr. Brown has served in
	Manager	Manager	various capacities within
Delaware Investments

Carolyn Brown-Jordan	Vice President/	Vice President/	Ms. Brown-Jordan
	Investment Accounting	Investment Accounting	has served in various
capacities within
Delaware Investments

McAfee S. Burke	Vice President/Senior	Vice President/Senior	Mr. Burke has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Mathew J. Calabro	Vice President/Deputy	Vice President/Deputy	Mr. Calabro has served in
	Chief Compliance	Chief Compliance Officer	various capacities within
	Officer		Delaware Investments

Vice President/Chief
Compliance Officer -
Optimum Fund Trust

Mary Ellen M. Carrozza	Vice President/Client	Vice President/Client	Ms. Carrozza has served in
	Services	Services	various capacities within
Delaware Investments

Steven G. Catricks	Vice President/Portfolio	Vice President/Portfolio	Mr. Catricks has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments

Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio	Mr. Chen has served in
	Manager—International	Manager - International	various capacities within
	Debt	Debt	Delaware Investments

Anthony G. Ciavarelli	Vice President/Associate	Vice President/Associate	Mr. Ciavarelli has
	General Counsel/	General Counsel/	served in various
	Assistant Secretary	Assistant Secretary	capacities within
Delaware Investments

Sean Conner	Vice President/Director	Vice President/Director	Mr. Connor has served in
	of Fixed Income Product	of Fixed Income Product	various capacities within
	Management	Management	Delaware Investments

Michael Costanzo	Vice President/	Vice President/	Mr. Costanzo has served in
	Performance Analyst	Performance Analyst	various capacities within
	Manager	Manager	Delaware Investments

Kishor K. Daga	Vice President/	Vice President/	Mr. Daga has served in
	Institutional Account	Institutional Account	various capacities within
	Services	Services	Delaware Investments

Cori E. Daggett	Vice President/Associate	Vice President/Associate	Ms. Daggett has served in
	General Counsel/	General Counsel/	various capacities within
	Assistant Secretary	Assistant Secretary	Delaware Investments

Ion Dan	Vice President/Senior	Vice President/Senior	Mr. Dan has served in
	Structured Products	Structured Products	various capacities within
	Analyst/Trader	Analyst/Trader	Delaware Investments

Guido DeAscanis III	Vice President/Senior	Vice President/Senior	Mr. DeAscanis has
	Credit Research Analyst	Credit Research Analyst	served in various
capacities within
Delaware Investments

Kevin C. Donegan	Vice President/Head of	Vice President/Head of	Mr. Donegan has served in
	Business Manager	Business Manager	various capacities within
Delaware Investments
and/or its affiliates
since 1994

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Camillo D’Orazio	Vice President/Ex-US	Vice President/Ex-US	Mr. D’Orazio has served in
	Client Service Officer	Client Service Officer	various capacities within
Delaware Investments

Michael E. Dresnin	Vice President/Associate	Vice President/Associate	Mr. Dresnin has served in
	General Counsel/	General Counsel/	various capacities within
	Assistant Secretary	Assistant Secretary	Delaware Investments

Joel A. Ettinger	Vice President/Taxation	Vice President – Taxation	Mr. Ettinger has served in
various capacities within
Delaware Investments

Richard J. Filip	Vice President/Portfolio	Vice President/Portfolio	Mr. Filip has served in
	Analyst/Trader-	Analyst/Trader-	various capacities within
	Convertible and	Convertible and	Delaware Investments
	Municipal Strategies	Municipal Strategies

Michelle Finder	Vice President/Senior	Vice President/Senior	Ms. Finder has served in
	Credit Research Analyst	Credit Research Analyst	various capacities within
Delaware Investments

Joseph Fiorilla	Vice President – Trading	Vice President – Trading	Mr. Fiorilla has served in
	Operations	Operations	various capacities within
Delaware Investments

Charles E. Fish	Vice President/Senior	Vice President/Senior	Mr. Fish has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments

Clifford M. Fisher	Vice President/Municipal	Vice President/Municipal	Mr. Fisher has served in
	Credit Analyst	Credit Analyst	various capacities within
Delaware Investments

Patrick Foley	Vice President/Director	Vice President/Director	Mr. Foley has served in
	of Equity Product	of Equity Product	various capacities within
	Management	Management	Delaware Investments

Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio	Ms. Franchetti has
	Manager/Senior	Manager/Senior Research	served in various
	Research Analyst	Analyst	capacities within
Delaware Investments

Lawrence G. Franko	Vice President/Senior	Vice President/Senior	Mr. Franko has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Eric Frei	Vice President/	Vice President/	Mr. Frei has served in
	Government and	Government and Agency	various capacities within
	Agency Analyst/Trader	Analyst/Trader	Delaware Investments

Michael Friedman	Vice President/Senior	Vice President/Senior	Mr. Friedman has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Mark Frymiare	Vice President/	Vice President/Marketing	Mr. Frymiare has served in
	Marketing Support	Support Services	various capacities within
	Services		Delaware Investments

Daniel V. Geatens	Vice President/	Vice President/Treasurer	Mr. Geatens has served in
	Director of Financial		various capacities within
	Administration		Delaware Investments

Vice President/Treasurer –
Optimum Fund Trust

Christopher Gowlland	Vice President/Senior	Vice President/Senior	Mr. Gowlland has
	Quantitative Analyst	Quantitative Analyst	served in various
capacities within
Delaware Investments

David J. Hamilton	Vice President/Credit	Vice President/Credit	Mr. Hamilton has
	Research Analyst	Research Analyst	served in various
capacities within
Delaware Investments

Brian Hannon	Vice President/High Yield	Vice President/High Yield	Mr. Hannon has served in
	Trader since April 2013	Trader since April 2013	various capacities within
Delaware Investments

Scott Hastings	Vice President/Senior	Vice President/Senior	Mr. Hastings has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Duane Hewlett	Vice President/	Vice President/Structured	Mr. Hewlett has served in
	Structured Product	Product Analyst/Trader	various capacities within
	Analyst/Trader		Delaware Investments

J. David Hillmeyer	Vice President/Senior	Vice President/Senior	Mr. Hillmeyer has
	Portfolio Manager	Portfolio Manager	served in various
capacities within
Delaware Investments

Jerel A. Hopkins	Vice President/Associate	Vice President/Associate	Mr. Hopkins has served in
	General Counsel/	General Counsel/	various capacities within
	Assistant Secretary	Assistant Secretary	Delaware Investments

Chungwei Hsia	Vice President/Emerging	Vice President/Emerging	Mr. Hsia has served in
	and Developed Markets	and Developed Markets	various capacities within
	Analyst	Analyst	Delaware Investments

Cynthia Isom	Vice President/Portfolio	Vice President/Portfolio	Ms. Isom has served in
	Manager	Manager	various capacities within
Delaware Investments

Stephen M. Juszczyszyn	Vice President/Portfolio	Vice President/Portfolio	Mr. Juszczyszyn has
	Manager/Senior	Manager/Senior	served in various
	Structured Products	Structured Products	capacities within
	Analyst/Trader	Analyst/Trader	Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
William F. Keelan	Vice President/Senior	Vice President/Senior	Mr. Keelan has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments

Nancy Keenan	Vice President/Domestic	Vice President/Domestic	Ms. Keenan has served in
	Equity, Senior Product	Equity, Senior Product	various capacities within
	Manager	Manager	Delaware Investments

Colleen Kneib	Vice President/Municipal	Vice President/Municipal	Ms. Kneib has served in
	Credit Analyst	Credit Analyst	various capacities within
Delaware Investments

Daniel Ko	Vice President/Senior	Vice President/Senior	Mr. Ko has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Anu B. Kothari	Vice President/Senior	Vice President/Senior	Ms. Kothari has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Nikhil G. Lalvani	Vice President/Senior	Vice President/Senior	Mr. Lalvani has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Jamie LaScala	Vice President/Global	Vice President/Global	Ms. LaScala has served in
	Equities/Senior Product	Equities/Senior Product	various capacities within
	Manager	Manager	Delaware Investments

Kevin Lam	Vice President/Portfolio	Vice President/Portfolio	Mr. Lam has served in
	Manager-Fixed Income	Manager - Fixed Income	various capacities within
	Separately Managed	Separately Managed	Delaware Investments
	Accounts	Accounts

Steven A. Landis	Vice President/Senior	Vice President/Senior	Mr. Landis has served in
	Portfolio Manager -	Portfolio Manager –	various capacities within
	Emerging Markets Debt	Emerging Markets Debt	Delaware Investments

Anthony A. Lombardi	Vice President/Senior	Vice President/Senior	Mr. Lombardi has
	Portfolio Manager	Portfolio Manager	served in various
capacities within
Delaware Investments

Kent Madden	Vice President/Portfolio	Vice President/Portfolio	Mr. Madden has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments

Andrew McEvoy	Vice President/Trade	Vice President/Trade	Mr. McEvoy has served in
	Settlements	Settlements	various capacities within
Delaware Investments

Kelley McKee	Vice President/Portfolio	Vice President/Portfolio	Ms. McKee has served in
	Manager/Equity Analyst	Manager/Equity Analyst	various capacities within
Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Carleen Michalski	Vice President/Product	Vice President/Product	Ms. Michalski has
	Manager	Manager	served in various
capacities within
Delaware Investments

Saj Moradi	Vice President/Senior	Vice President/Senior	Mr. Moradi has served in
	Credit Research Analyst	Credit Research Analyst	various capacities within
Delaware Investments

Michael S. Morris	Vice President/Senior	Vice President/Senior	Mr. Morris has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Constantine	Vice President/Product	Vice President/Product	Mr. Mylonas has served in
(“Charlie”) Mylonas	Manager (Since	Manager	various capacities within
	June 2010)		Delaware Investments

Donald G. Padilla	Vice President/Senior	Vice President/Senior	Mr. Padilla has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Alexendra R. Parson	Vice President/Financial	Vice President/Financial	Ms. Parson has served in
	Institutions Client	Institutions Client	various capacities within
	Services	Services	Delaware Investments

Will Rainbow	Vice President/	Vice President/	Mr. Rainbow has served in
	Engagement Strategy &	Engagement Strategy &	various capacities within
	Analytics	Analytics	Delaware Investments

Mansur Z. Rasul	Vice President/Head	Vice President/Head	Mr. Rasul has served in
	of Emerging Markets	of Emerging Markets	various capacities within
	Credit Trading	Credit Trading	Delaware Investments

Carl Rice	Vice President/Senior	Vice President/Senior	Mr. Rice has served in
	Investment Specialist	Investment Specialist	various capacities within
Delaware Investments

Joseph T. Rogina	Vice President/Senior	Vice President/Senior	Mr. Rogina has served in
	Equity Trader	Equity Trader	various capacities within
Delaware Investments

Kevin C. Schildt	Vice President/Senior	Vice President/Senior	Mr. Schildt has served in
	Research Analyst	Research Analyst	various capacities within
Delaware Investments

Scott B. Schroeder	Vice President/	Vice President/	Mr. Schroeder has
	Investment Grade	Investment Grade	served in various
	Corporate Bond Trader	Corporate Bond Trader	capacities within
Delaware Investments

Brian Scotto	Vice President/	Vice President/	Mr. Scotto has served in
	Government and	Government and	various capacities within
	Agency Trader	Agency Trader	Delaware Investments

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and
Business Address	with Manager	with Registrant	Offices Held
Richard D. Seidel	Vice President/Assistant	Vice President/Assistant	Mr. Seidel has served in
	Controller/Assistant	Controller/Assistant	various capacities within
	Treasurer	Treasurer	Delaware Investments

Catherine A. Seklecki	Vice President/Financial	Vice President/Financial	Ms. Seklecki has served in
	Institutions Client	Institutions Client	various capacities within
	Services	Services	Delaware Investments

Sean M. Simmons	Vice President/	Vice President/	Mr. Simmons has served in
	International Bond	International Bond	various capacities within
	Trader	Trader	Delaware Investments

Barry Slawter	Vice President/Retail	Vice President/Retail	Mr. Slawter has served in
	Marketing & Content	Marketing & Content	various capacities within
	Strategy	Strategy	Delaware Investments

Frank Strenger	Vice President/High	Vice President/High Yield	Mr. Strenger has served in
	Yield Trader	Trader	various capacities within
Delaware Investments

Molly Thompson	Vice President/Senior	Vice President/Senior	Ms. Thompson has
	Product Manager,	Product Manager,	served in various
	Specialty Products and	Specialty Products and	capacities within
	Solutions	Solutions	Delaware Investments

Nitin P. Tuteja	Vice President/	Vice President/	Mr. Tuteja has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments

John C. Van Roden III	Vice President/Municipal	Vice President/Municipal	Mr. Roden has served in
	Bond Trader/Head of	Bond Trader/Head of	various capacities within
	Municipal Bond Trading	Municipal Bond Trading	Delaware Investments

Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior	Mr. Vogel has served in
	Portfolio Manager	Portfolio Manager	various capacities within
Delaware Investments

Nael H. Wahaidi	Vice President/	Vice President/	Mr. Wahaidi has served in
	Quantitative Analyst	Quantitative Analyst	various capacities within
Delaware Investments

Jeffrey S. Wang	Vice President/Senior	Vice President/Senior	Mr. Wang has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

Michael G. Wildstein	Vice President/Senior	Vice President/Senior	Mr. Wildstein has served
	Portfolio Manager	Portfolio Manager	in various capacities within
Delaware Investments

Kathryn R. Williams	Vice President/Associate	Vice President/Associate	Ms. Williams has served in
	General Counsel/	General Counsel/	various capacities within
	Assistant Secretary	Assistant Secretary	Delaware Investments

Wei Xiao	Vice President/Senior	Vice President/Senior	Mr. Xiao has served in
	Equity Analyst	Equity Analyst	various capacities within
Delaware Investments

APPENDIX J – NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JANUARY 22, 2015

Fund Name	Class	Shares Outstanding
Delaware Cash Reserve® Fund	A	180,130,175.220
Delaware Cash Reserve Fund	Consultant	5,640,698.250
Delaware Cash Reserve Fund	C	9,090,747.250
Delaware Core Plus Bond Fund	A	7,701,268.348
Delaware Core Plus Bond Fund	I	4,528,529.791
Delaware Core Plus Bond Fund	C	1,043,525.249
Delaware Core Plus Bond Fund	R	876,629.075
Delaware Corporate Bond Fund	A	79,687,174.657
Delaware Corporate Bond Fund	C	34,257,179.910
Delaware Corporate Bond Fund	I	100,339,036.267
Delaware Corporate Bond Fund	R	4,985,532.038
Delaware Diversified Floating Rate Fund	A	12,667,985.849
Delaware Diversified Floating Rate Fund	C	10,082,985.747
Delaware Diversified Floating Rate Fund	I	30,208,543.884
Delaware Diversified Floating Rate Fund	R	83,416.251
Delaware Diversified Income Fund	A	226,634,684.562
Delaware Diversified Income Fund	C	127,557,013.866
Delaware Diversified Income Fund	I	271,746,675.278
Delaware Diversified Income Fund	R	13,073,351.362
Delaware Dividend Income Fund	A	23,784,072.310
Delaware Dividend Income Fund	C	22,964,444.501
Delaware Dividend Income Fund	I	11,538,819.950
Delaware Dividend Income Fund	R	280,542.559
The Core Plus Fixed Income Portfolio	DPT	11,266,291.992
The Emerging Markets Portfolio	DPT	29,745,206.820
The Emerging Markets Portfolio II	DPT	4,507,383.238
The Focus Smid-Cap Growth Equity Portfolio	DPT	2,608,377.739
The High-Yield Bond Portfolio	DPT	20,788,390.825
The International Equity Portfolio	DPT	28,561,406.439
The Labor Select International Equity Portfolio	DPT	26,398,853.402
The Large-Cap Growth Equity Portfolio	DPT	18,100,660.242
The Large-Cap Value Equity Portfolio	DPT	8,365,667.041
The Select 20 Portfolio	DPT	10,884,446.745

Fund Name	Class	Shares Outstanding
Delaware Emerging Markets Fund	A	25,243,296.365
Delaware Emerging Markets Fund	I	147,200,012.060
Delaware Emerging Markets Fund	C	13,049,055.628
Delaware Emerging Markets Fund	R	1,091,924.524
Delaware Emerging Markets Debt Fund	A	255.541
Delaware Emerging Markets Debt Fund	C	254.053
Delaware Emerging Markets Debt Fund	I	2,227,000.029
Delaware Emerging Markets Debt Fund	R	255.052
Delaware Extended Duration Bond Fund	A	39,283,480.639
Delaware Extended Duration Bond Fund	C	5,015,088.373
Delaware Extended Duration Bond Fund	I	52,875,627.090
Delaware Extended Duration Bond Fund	R	4,890,116.313
Delaware Focus Global Growth Fund	A	1,467,447.944
Delaware Focus Global Growth Fund	C	306,505.280
Delaware Focus Global Growth Fund	I	4,863,935.592
Delaware Focus Global Growth Fund	R	7,793.860
Delaware Foundation® Conservative Allocation Fund	A	5,121,726.294
Delaware Foundation Conservative Allocation Fund	C	3,419,170.008
Delaware Foundation Conservative Allocation Fund	I	1,813,566.930
Delaware Foundation Conservative Allocation Fund	R	742,427.151
Delaware Foundation Growth Allocation Fund	A	4,207,896.248
Delaware Foundation Growth Allocation Fund	C	1,024,954.490
Delaware Foundation Growth Allocation Fund	I	1,818,481.788
Delaware Foundation Growth Allocation Fund	R	1,406,953.153
Delaware Foundation Moderate Allocation Fund	A	16,517,792.245
Delaware Foundation Moderate Allocation Fund	C	2,376,168.603
Delaware Foundation Moderate Allocation Fund	I	5,116,589.189
Delaware Foundation Moderate Allocation Fund	R	1,970,040.361
Delaware Global Real Estate Opportunities Fund	A	989,479.560
Delaware Global Real Estate Opportunities Fund	C	313,608.978
Delaware Global Real Estate Opportunities Fund	I	6,196,180.997
Delaware Global Real Estate Opportunities Fund	R	19,929.761
Delaware Global Value Fund	A	1,438,815.262
Delaware Global Value Fund	C	492,810.958
Delaware Global Value Fund	I	201,773.575
Delaware Healthcare Fund	A	10,629,397.020

Fund Name	Class	Shares Outstanding
Delaware Healthcare Fund	C	3,764,397.432
Delaware Healthcare Fund	I	8,840,919.393
Delaware Healthcare Fund	R	275,484.803
Delaware High-Yield Opportunities Fund	A	66,200,340.351
Delaware High-Yield Opportunities Fund	C	18,790,876.849
Delaware High-Yield Opportunities Fund	I	54,007,167.156
Delaware High-Yield Opportunities Fund	R	3,508,567.260
Delaware Inflation Protected Bond Fund	A	2,946,571.810
Delaware Inflation Protected Bond Fund	C	2,127,573.325
Delaware Inflation Protected Bond Fund	I	2,005,726.489
Delaware International Value Equity Fund	A	5,496,118.782
Delaware International Value Equity Fund	I	13,463,706.151
Delaware International Value Equity Fund	C	2,161,109.423
Delaware International Value Equity Fund	R	155,597.130
Delaware Limited-Term Diversified Income Fund	A	55,229,370.232
Delaware Limited-Term Diversified Income Fund	I	63,362,011.832
Delaware Limited-Term Diversified Income Fund	C	20,482,327.777
Delaware Limited-Term Diversified Income Fund	R	921,376.469
Delaware Mid Cap Value Fund	A	724,517.696
Delaware Mid Cap Value Fund	C	188,859.850
Delaware Mid Cap Value Fund	I	177,559.766
Delaware Mid Cap Value Fund	R	8,844.851
Delaware Minnesota High-Yield Municipal Bond Fund	I	1,107,096.545
Delaware Minnesota High-Yield Municipal Bond Fund	A	11,246,337.277
Delaware Minnesota High-Yield Municipal Bond Fund	C	2,986,602.875
Delaware National High-Yield Municipal Bond Fund	A	20,881,436.292
Delaware National High-Yield Municipal Bond Fund	C	7,694,952.516
Delaware National High-Yield Municipal Bond Fund	I	50,587,827.879
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)	A	6,553,264.239
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)	C	1,551,333.532
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)	I	7,563,923.736
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)	R	869,139.258
Delaware Select Growth Fund	A	8,197,496.870
Delaware Select Growth Fund	C	2,543,124.746

Fund Name	Class	Shares Outstanding
Delaware Select Growth Fund	I	9,781,506.623
Delaware Select Growth Fund	R	424,824.875
Delaware Small Cap Core Fund	A	7,536,954.722
Delaware Small Cap Core Fund	C	3,268,970.132
Delaware Small Cap Core Fund	I	14,206,056.992
Delaware Small Cap Core Fund	R	875,541.657
Delaware Small Cap Value Fund	A	15,137,123.862
Delaware Small Cap Value Fund	I	32,662,612.894
Delaware Small Cap Value Fund	C	2,468,219.565
Delaware Small Cap Value Fund	R	1,665,367.618
Delaware Smid Cap Growth Fund	A	29,200,495.257
Delaware Smid Cap Growth Fund	I	10,031,706.483
Delaware Smid Cap Growth Fund	C	3,855,582.592
Delaware Smid Cap Growth Fund	R	637,127.226
Delaware Tax-Free Pennsylvania Fund	A	54,791,017.471
Delaware Tax-Free Pennsylvania Fund	C	4,051,590.033
Delaware Tax-Free Pennsylvania Fund	I	915,557.255
Delaware Tax-Free Arizona Fund	I	35,893.880
Delaware Tax-Free Arizona Fund	A	6,958,131.931
Delaware Tax-Free Arizona Fund	C	555,771.538
Delaware Tax-Free California Fund	I	940,964.843
Delaware Tax-Free California Fund	A	5,705,156.408
Delaware Tax-Free California Fund	C	1,347,627.470
Delaware Tax-Free Colorado Fund	I	399,489.844
Delaware Tax-Free Colorado Fund	A	16,048,350.049
Delaware Tax-Free Colorado Fund	C	1,056,358.114
Delaware Tax-Free Idaho Fund	I	241,559.014
Delaware Tax-Free Idaho Fund	A	6,672,468.310
Delaware Tax-Free Idaho Fund	C	2,588,778.490
Delaware Tax-Free Minnesota Fund	I	1,976,592.292
Delaware Tax-Free Minnesota Fund	A	39,108,484.299
Delaware Tax-Free Minnesota Fund	C	3,351,978.115
Delaware Tax-Free Minnesota Intermediate Fund	I	234,935.405
Delaware Tax-Free Minnesota Intermediate Fund	A	7,757,609.194
Delaware Tax-Free Minnesota Intermediate Fund	C	1,088,033.069
Delaware Tax-Free New York Fund	I	850,690.267
Delaware Tax-Free New York Fund	A	4,219,527.067

Fund Name	Class	Shares Outstanding
Delaware Tax-Free New York Fund	C	1,592,315.879
Delaware Tax-Free USA Fund	A	41,790,673.147
Delaware Tax-Free USA Fund	C	2,524,136.833
Delaware Tax-Free USA Fund	I	2,172,660.516
Delaware Tax-Free USA Intermediate Fund	A	19,236,120.173
Delaware Tax-Free USA Intermediate Fund	C	4,376,276.529
Delaware Tax-Free USA Intermediate Fund	I	38,254,254.659
Delaware U.S. Growth Fund	A	14,768,555.806
Delaware U.S. Growth Fund	C	4,039,501.372
Delaware U.S. Growth Fund	I	112,601,595.540
Delaware U.S. Growth Fund	R	980,941.227
Delaware Value® Fund	A	138,034,543.643
Delaware Value Fund	C	25,187,420.947
Delaware Value Fund	I	232,480,293.284
Delaware Value Fund	R	2,555,234.953
Delaware VIP® Diversified Income Series	Standard	43,476,904.793
Delaware VIP Diversified Income Series	Service	170,211,695.701
Delaware VIP Emerging Markets Series	Standard	8,862,400.467
Delaware VIP Emerging Markets Series	Service	18,736,588.113
Delaware VIP High Yield Series	Standard	24,223,096.874
Delaware VIP High Yield Series	Service	36,671,706.355
Delaware VIP International Value Equity Series	Standard	5,322,726.466
Delaware VIP International Value Equity Series	Service	13,817.886
Delaware VIP Limited-Term Diversified Income Series	Standard	6,027,385.614
Delaware VIP Limited-Term Diversified Income Series	Service	143,414,243.049
Delaware VIP REIT Series	Standard	16,864,494.222
Delaware VIP REIT Series	Service	16,331,310.708
Delaware VIP Small Cap Value Series	Standard	9,375,947.835
Delaware VIP Small Cap Value Series	Service	17,893,171.747
Delaware VIP Smid Cap Growth Series	Standard	12,746,160.391
Delaware VIP Smid Cap Growth Series	Service	6,958,172.795
Delaware VIP U.S. Growth Series	Standard	11,739,065.537
Delaware VIP U.S. Growth Series	Service	26,892,368.375
Delaware VIP Value Series	Standard	17,893,256.656
Delaware VIP Value Series	Service	11,232,526.788

APPENDIX K – 1% SHARE OWNERSHIP

As of January 22, 2015, the officers and Trustees of the Trusts, as a group, owned 1% or more of the outstanding voting shares of the following Funds and classes:

Fund	Class	Shareholders Address	Total Shares	Percentage
DELAWARE GLOBAL VALUE FUND	A	TODD BASSION	1,438,815.262	2.6467%
		BOSTON MA 02109-1428

DELAWARE HEALTHCARE FUND	A	LIU-ER CHEN AND	10,629,397.020	6.9531%
		DAWN DING JT WROS
		BROOKLINE MA 02445

DELAWARE MID CAP VALUE FUND	A	KELLEY A MCKEE	724,517.696	1.2947%
		PHILADELPHIA PA 19146

APPENDIX L – 5% SHARE OWNERSHIP

The following table shows, as of January 22, 2015, the accounts of each class of each Fund that own of record 5% or more of such class. Unless otherwise indicated, the Trusts have no knowledge of beneficial ownership.

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	431,498.810	7.65%
CASH RESERVE® FUND	SPECIAL CUSTODY ACCT FOR THE
CONSULTANT	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE CASH	DELAWARE DISTRIBUTORS L.P.	17,707,892.490	9.83%
RESERVE FUND	CORPORATE ACCOUNTING
CLASS A	2005 MARKET ST FL 9
PHILA PA 19103-7007

DELAWARE CASH	FIRST CLEARING LLC	1,051,505.940	11.57%
RESERVE FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE CASH	MORGAN STANLEY SMITH BARNEY	972,254.100	10.69%
RESERVE FUND	HARBORSIDE FINANCIAL CENTER
CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE CASH	UBS WM USA	886,066.870	9.75%
RESERVE FUND	OMNI ACCOUNT M/F
CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE CASH	MLPF&S FOR THE SOLE	676,133.480	7.44%
RESERVE FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE CASH	ROXANNE A PONTOW TTEE	1,007,277.400	11.08%
RESERVE FUND	JANET P KOENNECKE
CLASS C	REVOCABLE LIVING TRUST
SANDY OR 97055

DELAWARE CORE	CHARLES SCHWAB & CO INC	1,326,081.815	17.22%
PLUS BOND FUND	SPEC CUSTODY ACCT FOR THE EXCL
CLASS A	BNFT OF CUSTS
ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE CORE	PERSHING LLC	618,576.067	8.03%
PLUS BOND FUND	1 PERSHING PLAZA
CLASS A	JERSEY CITY NJ 07399-0002

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE CORE	MLPF&S FOR THE SOLE	295,328.859	28.30%
PLUS BOND FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE CORE	MORGAN STANLEY SMITH BARNEY	177,279.257	16.99%
PLUS BOND FUND	HARBORSIDE FINANCIAL CENTER
CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE CORE	PERSHING LLC	86,795.489	8.32%
PLUS BOND FUND	1 PERSHING PLAZA
CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE CORE	NATIONAL FINANCIAL	77,918.100	7.47%
PLUS BOND FUND	SERVICES LLC
CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE CORE	RAYMOND JAMES	72,872.532	6.98%
PLUS BOND FUND	OMNIBUS FOR MUTUAL FUNDS
CLASS C	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE CORE	FIRST CLEARING LLC	66,860.039	6.41%
PLUS BOND FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE CORE	NATIONAL FINANCIAL	1,295,988.459	28.62%
PLUS BOND FUND	SERVICES LLC
CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE CORE	RAYMOND JAMES	339,097.620	7.49%
PLUS BOND FUND	ATTN COURTNEY WALLER
CLASS I	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE CORE	WELLS FARGO BANK NA	884,160.567	19.52%
PLUS BOND FUND	FBO BMI PENSION - FUNDS
CLASS I	PO BOX 1533
MINNEAPOLIS, MN 55480

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE CORE	DRAPER & CO	505,995.003	11.17%
PLUS BOND FUND	801 LANCASTER AVE
CLASS I	BRYN MAWR, PA 19010

DELAWARE CORE	LINCOLN RETIREMENT SERVICES CO	231,286.753	5.11%
PLUS BOND FUND	FBO MACQUARIE HOLDINGS
CLASS I	USA INC 401A
P.O. BOX 7876
FORT WAYNE IN 46801-7876

DELAWARE CORE	LINCOLN RETIREMENT SERVICES CO	602,481.002	68.73%
PLUS BOND FUND	FBO SANTAFE HLTHCRE 401K
CLASS R	P.O. BOX 7876
FORT WAYNE IN 46801-7876

DELAWARE CORE	MLPF&S FOR THE SOLE	74,152.959	8.46%
PLUS BOND FUND	BENEFIT OF ITS CUSTOMERS
CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	12,045,674.533	15.12%
CORPORATE	SERVICES LLC
BOND FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	PERSHING LLC	6,388,219.106	8.02%
CORPORATE	1 PERSHING PLAZA
BOND FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	MLPF&S FOR THE SOLE	6,251,346.429	7.84%
CORPORATE	BENEFIT OF ITS CUSTOMERS
BOND FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	4,283,845.410	5.38%
CORPORATE	SPECIAL CUSTODY ACCT FOR THE
BOND FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	DCGT AS TTEE	4,255,208.637	5.34%
CORPORATE	CUST FBO PLIC VARIOUS
BOND FUND	RETIREMENT PLANS OMNIBUS
CLASS A	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	13,318,831.340	38.88%
CORPORATE	BENEFIT OF ITS CUSTOMERS
BOND FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	5,208,103.750	15.20%
CORPORATE	SPECIAL CUSTODY ACCT FOR THE
BOND FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	3,223,555.197	9.41%
CORPORATE	HARBORSIDE FINANCIAL CENTER
BOND FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	PERSHING LLC	2,676,606.212	7.81%
CORPORATE	1 PERSHING PLAZA
BOND FUND	JERSEY CITY NJ 07399-0002
CLASS C

DELAWARE	NATIONAL FINANCIAL	2,056,589.695	6.00%
CORPORATE	SERVICES LLC
BOND FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RAYMOND JAMES	1,745,162.168	5.09%
CORPORATE	OMNIBUS FOR MUTUAL FUNDS
BOND FUND	ATTN COURTNEY WALLER
CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	MLPF&S FOR THE SOLE	46,739,306.851	46.58%
CORPORATE	BENEFIT OF ITS CUSTOMERS
BOND FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	12,685,003.035	12.64%
CORPORATE	OMNI ACCOUNT M/F
BOND FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	NATIONAL FINANCIAL	10,132,554.077	10.10%
CORPORATE	SERVICES LLC
BOND FUND	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	9,360,669.225	9.33%
CORPORATE	SPECIAL CUSTODY ACCT FOR THE
BOND FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	5,134,756.077	5.12%
CORPORATE	HARBORSIDE FINANCIAL CENTER
BOND FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	MLPF&S FOR THE SOLE	907,307.004	18.20%
CORPORATE	BENEFIT OF ITS CUSTOMERS
BOND FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	DCGT AS TTEE AND/OR CUST	2,534,577.718	50.84%
CORPORATE	FBO PLIC VARIOUS RETIREMENT
BOND FUND	PLANS OMNIBUS
CLASS R	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE	PERSHING LLC	2,142,391.965	16.91%
DIVERSIFIED	1 PERSHING PLAZA
FLOATING RATE	JERSEY CITY NJ 07399-0002
FUND CLASS A

DELAWARE	MLPF&S FOR THE SOLE	1,280,313.055	10.11%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
FLOATING RATE	ATTENTION: FUND ADMIN SEC
FUND CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,161,782.322	9.17%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
FLOATING RATE	PLAZA 2 3RD FL
FUND CLASS A	JERSEY CITY NJ 07311

DELAWARE	UBS WM USA	1,054,985.463	8.33%
DIVERSIFIED	OMNI ACCOUNT M/F
FLOATING RATE	ATTN DEPARTMENT MANAGER
FUND CLASS A	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	FIRST CLEARING LLC	742,027.356	5.86%
DIVERSIFIED	SPECIAL CUSTODY ACCT FOR THE
FLOATING RATE	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	731,470.962	5.77%
DIVERSIFIED	SERVICES LLC
FLOATING RATE	(FBO) OUR CUSTOMERS
FUND CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	3,598,768.206	35.69%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
FLOATING RATE	ATTENTION: FUND ADMIN SEC
FUND CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	1,757,906.419	17.43%
DIVERSIFIED	SPECIAL CUSTODY ACCT FOR THE
FLOATING RATE	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,243,993.894	12.34%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
FLOATING RATE	PLAZA 2 3RD FL
FUND CLASS C	JERSEY CITY NJ 07311

DELAWARE	UBS WM USA	999,544.848	9.91%
DIVERSIFIED	OMNI ACCOUNT M/F
FLOATING RATE	ATTN DEPARTMENT MANAGER
FUND CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	LPL FINANCIAL	511,382.114	5.07%
DIVERSIFIED	--OMNIBUS CUSTOMER ACCOUNT--
FLOATING RATE	ATTN: LINDSAY O’TOOLE
FUND CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	MLPF&S FOR THE SOLE	11,810,183.019	39.10%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
FLOATING RATE	ATTENTION: FUND ADMIN SEC
FUND CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	5,517,271.023	18.26%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
FLOATING RATE	PLAZA 2 3RD FL
FUND CLASS I	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	4,690,079.429	15.53%
DIVERSIFIED	SPECIAL CUSTODY ACCT FOR THE
FLOATING RATE	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	UBS WM USA	3,733,834.573	12.36%
DIVERSIFIED	OMNI ACCOUNT M/F
FLOATING RATE	ATTN DEPARTMENT MANAGER
FUND CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	75,169.509	90.11%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
FLOATING RATE	PLAZA 2 3RD FL
FUND CLASS R	JERSEY CITY NJ 07311

DELAWARE	NATIONAL FINANCIAL	31,484,443.105	13.89%
DIVERSIFIED	SERVICES LLC
INCOME FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	29,131,578.952	12.85%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	LPL FINANCIAL	15,561,912.251	6.87%
DIVERSIFIED	--OMNIBUS CUSTOMER ACCOUNT--
INCOME FUND	ATTN: LINDSAY O’TOOLE
CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	PERSHING LLC	15,406,131.608	6.80%
DIVERSIFIED	1 PERSHING PLAZA
INCOME FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	UBS WM USA	11,820,163.548	5.22%
DIVERSIFIED	OMNI ACCOUNT M/F
INCOME FUND	ATTN DEPARTMENT MANAGER
CLASS A	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	35,829,534.691	28.09%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	19,839,224.132	15.55%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
INCOME FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	14,429,180.584	11.31%
DIVERSIFIED	SPECIAL CUSTODY ACCT FOR THE
INCOME FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	11,823,778.259	9.27%
DIVERSIFIED	OMNI ACCOUNT M/F
INCOME FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	NATIONAL FINANCIAL SERVICES LLC	9,961,931.883	7.81%
DIVERSIFIED	(FBO) OUR CUSTOMERS
INCOME FUND	ATTN MUTUAL FUNDS
CLASS C	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RAYMOND JAMES	8,645,720.041	6.78%
DIVERSIFIED	OMNIBUS FOR MUTUAL FUNDS
INCOME FUND	ATTN COURTNEY WALLER
CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	FIRST CLEARING LLC	57,855,432.565	21.29%
DIVERSIFIED	SPECIAL CUSTODY ACCT FOR THE
INCOME FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	53,269,810.459	19.60%
DIVERSIFIED	OMNI ACCOUNT M/F
INCOME FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	41,941,694.865	15.43%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	29,868,102.826	10.99%
DIVERSIFIED	HARBORSIDE FINANCIAL CENTER
INCOME FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	24,790,601.630	9.12%
DIVERSIFIED	--OMNIBUS CUSTOMER ACCOUNT--
INCOME FUND	ATTN: LINDSAY O’TOOLE
CLASS I	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	20,990,481.215	7.72%
DIVERSIFIED	1 PERSHING PLAZA
INCOME FUND	JERSEY CITY NJ 07399-0002
CLASS I

DELAWARE	MLPF&S FOR THE SOLE	3,542,231.141	27.10%
DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	HARTFORD LIFE INSURANCE CO	1,769,468.297	13.53%
DIVERSIFIED	SEP ACCT
INCOME FUND	ATTN UIT OPERATIONS
CLASS R	PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE	FIRST CLEARING LLC	2,701,645.963	11.36%
DIVIDEND	SPECIAL CUSTODY ACCT FOR THE
INCOME FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	NATIONAL FINANCIAL	2,610,235.504	10.97%
DIVIDEND	SERVICES LLC
INCOME FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	2,235,906.257	9.40%
DIVIDEND	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	LPL FINANCIAL	1,711,966.035	7.20%
DIVIDEND	--OMNIBUS CUSTOMER ACCOUNT--
INCOME FUND	ATTN: LINDSAY O’TOOLE
CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	PERSHING LLC	1,546,263.923	6.50%
DIVIDEND	1 PERSHING PLAZA
INCOME FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,423,567.198	5.99%
DIVIDEND	HARBORSIDE FINANCIAL CENTER
INCOME FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	CHARLES SCHWAB & CO INC	1,240,648.906	5.22%
DIVIDEND	SPECIAL CUSTODY ACCT
INCOME FUND	FBO CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MLPF&S FOR THE SOLE	6,033,383.122	26.27%
DIVIDEND	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	3,738,438.490	16.28%
DIVIDEND	HARBORSIDE FINANCIAL CENTER
INCOME FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	3,582,402.557	15.60%
DIVIDEND	SPECIAL CUSTODY ACCT FOR THE
INCOME FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	2,024,058.976	8.81%
DIVIDEND	OMNI ACCOUNT M/F
INCOME FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	NATIONAL FINANCIAL	1,477,357.001	6.43%
DIVIDEND	SERVICES LLC
INCOME FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RAYMOND JAMES	1,323,264.611	5.76%
DIVIDEND	OMNIBUS FOR MUTUAL FUNDS
INCOME FUND	ATTN COURTNEY WALLER
CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	MLPF&S FOR THE SOLE	3,391,835.715	29.39%
DIVIDEND	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	2,371,582.389	20.55%
DIVIDEND	HARBORSIDE FINANCIAL
INCOME FUND	CENTER PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	2,125,171.059	18.42%
DIVIDEND	SPECIAL CUSTODY ACCT FOR THE
INCOME FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	1,110,097.920	9.62%
DIVIDEND	OMNI ACCOUNT M/F
INCOME FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	LPL FINANCIAL	692,840.496	6.00%
DIVIDEND	--OMNIBUS CUSTOMER ACCOUNT--
INCOME FUND	ATTN: LINDSAY O’TOOLE
CLASS I	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	NATIONAL FINANCIAL	686,138.539	5.95%
DIVIDEND	SERVICES LLC
INCOME FUND	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RELIANCE TRUST COMPANY	121,411.285	43.28%
DIVIDEND	FBO MASSMUTUAL DMF
INCOME FUND	P.O. BOX 48529
CLASS R	ATLANTA GA 30362

DELAWARE	ASCENSUS TRUST COMPANY	25,702.956	9.16%
DIVIDEND	FBO WOODSTOCK INTERNAL
INCOME FUND	MEDICINE SPECIAL
CLASS R	P.O. BOX 10758
FARGO, ND 58106

DELAWARE	ASCENSUS TRUST COMPANY	14,641.077	5.22%
DIVIDEND	FBO GRUBBS CHEVROLET, INC.
INCOME FUND	401(K) PLAN
CLASS R	P.O. BOX 10758
FARGO, ND 58106

DELAWARE	MLPF&S FOR THE SOLE	60,914.144	21.71%
DIVIDEND	BENEFIT OF ITS CUSTOMERS
INCOME FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	14,737.621	5.25%
DIVIDEND	1 PERSHING PLAZA
INCOME FUND	JERSEY CITY NJ 07399-0002
CLASS R

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	DELAWARE MANAGEMENT	252.363	98.76%
EMERGING	HOLDINGS, INC.
MARKETS DEBT	C/O RICK SALUS
FUND CLASS A	2005 MARKET ST
PHILADELPHIA PA 19103-7028

DELAWARE	DEL MANAGEMENT HOLDINGS, INC.	250.849	98.74%
EMERGING	C/O RICK SALUS
MARKETS DEBT	2005 MARKET ST
FUND CLASS C	PHILADELPHIA PA 19103-7028

DELAWARE	DEL MANAGEMENT HOLDINGS, INC.	2,226,996.781	100.00%
EMERGING	C/O RICK SALUS
MARKETS DEBT	2005 MARKET ST
FUND CLASS I	PHILADELPHIA PA 19103-7028

DELAWARE	DEL MANAGEMENT HOLDINGS, INC.	251.842	98.74%
EMERGING	C/O RICK SALUS
MARKETS DEBT	2005 MARKET ST
FUND CLASS R	PHILADELPHIA PA 19103-7028

DELAWARE	NATIONAL FINANCIAL	3,738,834.253	14.81%
EMERGING	SERVICES LLC
MARKETS FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	2,856,699.295	11.32%
EMERGING	BENEFIT OF ITS CUSTOMERS
MARKETS FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	2,845,611.609	11.27%
EMERGING	1 PERSHING PLAZA
MARKETS FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	CHARLES SCHWAB & CO INC	1,903,933.965	7.54%
EMERGING	SPEC CUSTODY ACCT FOR THE EXCL
MARKETS FUND	BNFT OF CUSTS ATTN MUT FDS
CLASS A	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,767,732.397	7.00%
EMERGING	HARBORSIDE FINANCIAL CENTER
MARKETS FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	1,316,222.750	5.21%
EMERGING	--OMNIBUS CUSTOMER ACCOUNT--
MARKETS FUND	ATTN: LINDSAY O’TOOLE
CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	3,248,708.436	24.90%
EMERGING	BENEFIT OF ITS CUSTOMERS
MARKETS FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	2,621,020.572	20.09%
EMERGING	HARBORSIDE FINANCIAL CENTER
MARKETS FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	1,549,859.443	11.88%
EMERGING	SPECIAL CUSTODY ACCT FOR THE
MARKETS FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	1,212,789.606	9.29%
EMERGING	OMNI ACCOUNT M/F
MARKETS FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	NATIONAL FINANCIAL	777,038.305	5.95%
EMERGING	SERVICES LLC
MARKETS FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	LPL FINANCIAL	739,546.905	5.67%
EMERGING	--OMNIBUS CUSTOMER ACCOUNT--
MARKETS FUND	ATTN: LINDSAY O’TOOLE
CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	PERSHING LLC	659,052.869	5.05%
EMERGING	1 PERSHING PLAZA
MARKETS FUND	JERSEY CITY NJ 07399-0002
CLASS C

DELAWARE	CHARLES SCHWAB & CO INC	38,592,893.599	26.22%
EMERGING	SPEC CUSTODY ACCT FOR THE EXCL
MARKETS FUND	BNFT OF CUSTS ATTN MUT FDS
CLASS I	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MLPF&S FOR THE SOLE	27,438,911.953	18.64%
EMERGING	BENEFIT OF ITS CUSTOMERS
MARKETS FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	16,616,056.580	11.29%
EMERGING	1 PERSHING PLAZA
MARKETS FUND	JERSEY CITY NJ 07399-0002
CLASS I

DELAWARE	NATIONAL FINANCIAL	8,847,994.834	6.01%
EMERGING	SERVICES LLC
MARKETS FUND	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	EDWARD D JONES AND CO	8,806,642.469	5.98%
EMERGING	FOR THE BENEFIT OF CUSTOMERS
MARKETS FUND	12555 MANCHESTER ROAD
CLASS I	ST LOUIS MO 63131-3710

DELAWARE	MLPF&S FOR THE SOLE	369,593.224	33.85%
EMERGING	BENEFIT OF ITS CUSTOMERS
MARKETS FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MASSACHUSETTS MUTUAL LIFE	108,509.802	9.94%
EMERGING	INSURANCE COMPANY
MARKETS FUND	1295 STATE STREET - MIP M200-INVST
CLASS R	SPRINGFIELD MA 01111

DELAWARE	MASSACHUSETTS MUTUAL LIFE	65,188.798	5.97%
EMERGING	INSURANCE COMPANY
MARKETS FUND	1295 STATE STREET - MIP C105
CLASS R	SPRINGFIELD MA 01111-0001

DELAWARE	DCGT AS TTEE AND/OR CUST	218,935.419	20.05%
EMERGING	FBO PLIC VARIOUS RETIREMENT
MARKETS FUND	PLANS OMNIBUS
CLASS R	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE	NATIONAL FINANCIAL	5,305,795.047	13.51%
EXTENDED	SERVICES LLC
DURATION BOND	(FBO) OUR CUSTOMERS
FUND CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	PERSHING LLC	2,225,823.953	5.67%
EXTENDED	1 PERSHING PLAZA
DURATION BOND	JERSEY CITY NJ 07399-0002
FUND CLASS A

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	2,002,979.009	5.10%
EXTENDED	BENEFIT OF ITS CUSTOMERS
DURATION BOND	ATTENTION: FUND ADMIN SEC
FUND CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MASSACHUSETTS MUTUAL LIFE	11,171,265.471	28.44%
EXTENDED	INSURANCE COMPANY
DURATION BOND	1295 STATE STREET - MIP C105
FUND CLASS A	SPRINGFIELD MA 01111-0001

DELAWARE	DCGT AS TTEE	2,555,713.775	6.51%
EXTENDED	CUST FBO PLIC
DURATION BOND	VARIOUS RETIREMENT
FUND CLASS A	PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE	MLPF&S FOR THE SOLE	1,059,913.804	21.13%
EXTENDED	BENEFIT OF ITS CUSTOMERS
DURATION BOND	ATTENTION: FUND ADMIN SEC
FUND CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	772,438.435	15.40%
EXTENDED	SERVICES LLC
DURATION BOND	(FBO) OUR CUSTOMERS
FUND CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	629,859.002	12.56%
EXTENDED	SPECIAL CUSTODY ACCT FOR THE
DURATION BOND	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	523,394.101	10.44%
EXTENDED	1 PERSHING PLAZA
DURATION BOND	JERSEY CITY NJ 07399-0002
FUND CLASS C

DELAWARE	RAYMOND JAMES	449,367.013	8.96%
EXTENDED	OMNIBUS FOR MUTUAL FUNDS
DURATION BOND	ATTN COURTNEY WALLER
FUND CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	LPL FINANCIAL	259,977.730	5.18%
EXTENDED	--OMNIBUS CUSTOMER ACCOUNT--
DURATION BOND	ATTN: LINDSAY O’TOOLE
FUND CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	8,214,293.747	15.54%
EXTENDED	SERVICES LLC
DURATION BOND	(FBO) OUR CUSTOMERS
FUND CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	CHARLES SCHWAB & CO INC	6,128,466.565	11.59%
EXTENDED	SPEC CUSTODY ACCT FOR THE EXCL
DURATION BOND	BNFT OF CUSTS ATTN MUT FDS
FUND CLASS I	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	FIRST CLEARING LLC	3,456,561.424	6.54%
EXTENDED	SPECIAL CUSTODY ACCT FOR THE
DURATION BOND	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	2,985,925.150	5.65%
EXTENDED	OMNI ACCOUNT M/F
DURATION BOND	ATTN DEPARTMENT MANAGER
FUND CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MAC & CO	4,154,172.611	7.86%
EXTENDED	ATTN MUTUAL FUND OPS
DURATION BOND	525 WILLIAM PENN PLACE
FUND CLASS I	PITTSBURGH PA 15230

DELAWARE	MASSACHUSETTS MUTUAL	1,488,191.973	30.43%
EXTENDED	LIFE INS CO
DURATION BOND	1295 STATE STREET - MIP C105
FUND CLASS R	SPRINGFIELD MA 01111-0001

DELAWARE	HARTFORD LIFE INSURANCE CO	354,418.039	7.25%
EXTENDED	SEP ACCT
DURATION BOND	ATTN UIT OPERATIONS
FUND CLASS R	PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE	DCGT AS TTEE AND/OR CUST	940,397.850	19.23%
EXTENDED	FBO PLIC VARIOUS RETIREMENT
DURATION BOND	PLANS OMNIBUS
FUND CLASS R	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE	VOYA RETIREMENT INSURANCE AND	1,252,160.315	25.61%
EXTENDED	ANNUITY COMPANY
DURATION BOND	1 ORANGE WAY
FUND CLASS R	WINDSOR CT 06095-4773

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	STATE STREET BANK AND	348,911.742	7.14%
EXTENDED	TRUST COMPANY
DURATION BOND	FBO TAYNIK & CO
FUND CLASS R	1200 CROWN COLONY DR
QUINCY MA 02169-0938

DELAWARE	PERSHING LLC	288,523.906	19.66%
FOCUS GLOBAL	1 PERSHING PLAZA
GROWTH FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	NATIONAL FINANCIAL	285,881.055	19.48%
FOCUS GLOBAL	SERVICES LLC
GROWTH FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MORGAN STANLEY SMITH BARNEY	108,044.267	7.36%
FOCUS GLOBAL	HARBORSIDE FINANCIAL CENTER
GROWTH FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	84,143.240	5.73%
FOCUS GLOBAL	--OMNIBUS CUSTOMER ACCOUNT--
GROWTH FUND	ATTN: LINDSAY O’TOOLE
CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	MORGAN STANLEY SMITH BARNEY	60,585.438	19.77%
FOCUS GLOBAL	HARBORSIDE FINANCIAL CENTER
GROWTH FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	PERSHING LLC	43,418.147	14.17%
FOCUS GLOBAL	1 PERSHING PLAZA
GROWTH FUND	JERSEY CITY NJ 07399-0002
CLASS C

DELAWARE	UBS WM USA	41,376.539	13.50%
FOCUS GLOBAL	OMNI ACCOUNT M/F
GROWTH FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	RAYMOND JAMES	40,383.781	13.18%
FOCUS GLOBAL	OMNIBUS FOR MUTUAL FUNDS
GROWTH FUND	ATTN COURTNEY WALLER
CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	LPL FINANCIAL	35,969.717	11.74%
FOCUS GLOBAL	--OMNIBUS CUSTOMER ACCOUNT--
GROWTH FUND	ATTN: LINDSAY O’TOOLE
CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	NATIONAL FINANCIAL	19,220.815	6.27%
FOCUS GLOBAL	SERVICES LLC
GROWTH FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD
JERSEY CITY NJ 07310

DELAWARE	MORGAN STANLEY SMITH BARNEY	3,239,766.306	66.61%
FOCUS GLOBAL	HARBORSIDE FINANCIAL CENTER
GROWTH FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	NATIONAL FINANCIAL	826,734.238	17.00%
FOCUS GLOBAL	SERVICES LLC
GROWTH FUND	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	UBS WM USA	312,398.768	6.42%
FOCUS GLOBAL	OMNI ACCOUNT M/F
GROWTH FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	RELIANCE TRUST COMPANY	277,837.806	5.71%
FOCUS GLOBAL	FBO RIS
GROWTH FUND	PO BOX 48529
CLASS I	ATLANTA GA 30362

DELAWARE	COUNSEL TRUST DBA MATC FBO	4,965.236	63.71%
FOCUS GLOBAL	PERFORMANCE AIR
GROWTH FUND	MECHANICAL INC
CLASS R	401(K) PROFIT SHARING
PLAN & TRUST
1251 WATERFRONT PLACE SUITE 525
PITTSBURGH, PA 15222

DELAWARE	MG TRUST COMPANY	1,722.042	22.09%
FOCUS GLOBAL	CUST. FBO C. MCHUGH INSURANCE
GROWTH FUND	AGENCY, INC.
CLASS R	717 17TH STREET SUITE 1300
DENVER CO 80202

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NFS LLC	622.076	7.98%
FOCUS GLOBAL	FEBO JONATHAN VICTOR &
GROWTH FUND	CAROL VICTOR
CLASS R	WHEELING IL 60090

DELAWARE	MLPF&S FOR THE SOLE	555,401.123	10.84%
FOUNDATION®	BENEFIT OF ITS CUSTOMERS
CONSERVATIVE	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CL A	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	349,900.853	6.83%
FOUNDATION	SPECIAL CUSTODY ACCT FOR THE
CONSERVATIVE	EXCLUSIVE BENEFIT OF CUSTOMER
ALLOCATION FUND	2801 MARKET ST
CL A	SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	258,740.824	5.05%
FOUNDATION	1 PERSHING PLAZA
CONSERVATIVE	JERSEY CITY NJ 07399-0002
ALLOCATION FUND
CL A

DELAWARE	LINCOLN FINANCIAL GROUP	446,073.380	8.71%
FOUNDATION	TRUST CO
CONSERVATIVE	FBO ROLLOVER IRA PLANS
ALLOCATION FUND	1 GRANITE PL
CL A	CONCORD NH 03301-3258

DELAWARE	FIRST CLEARING LLC	591,555.440	17.30%
FOUNDATION	SPECIAL CUSTODY ACCT FOR THE
CONSERVATIVE	EXCLUSIVE BENEFIT OF CUSTOMER
ALLOCATION FUND	2801 MARKET ST
CL C	SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	533,438.081	15.60%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
CONSERVATIVE	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CL C	JACKSONVILLE FL 32246-6484

DELAWARE	LPL FINANCIAL	344,439.322	10.07%
FOUNDATION	--OMNIBUS CUSTOMER ACCOUNT--
CONSERVATIVE	ATTN: LINDSAY O’TOOLE
ALLOCATION FUND	9785 TOWNE CENTRE DR
CL C	SAN DIEGO CA 92121

DELAWARE	NATIONAL FINANCIAL	296,522.529	8.67%
FOUNDATION	SERVICES LLC
CONSERVATIVE	(FBO) OUR CUSTOMERS
ALLOCATION FUND	ATTN MUTUAL FUNDS
CL C	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	286,450.056	8.38%
FOUNDATION®	HARBORSIDE FINANCIAL
CONSERVATIVE	CENTER PLAZA 2 3RD FL
ALLOCATION FUND	JERSEY CITY NJ 07311
CL C

DELAWARE	UBS WM USA	217,883.119	6.37%
FOUNDATION	OMNI ACCOUNT M/F
CONSERVATIVE	ATTN DEPARTMENT MANAGER
ALLOCATION FUND	499 WASHINGTON BLVD FL 9
CL C	JERSEY CITY NJ 07310-2055

DELAWARE	PERSHING LLC	191,910.396	5.61%
FOUNDATION	1 PERSHING PLAZA
CONSERVATIVE	JERSEY CITY NJ 07399-0002
ALLOCATION FUND
CL C

DELAWARE	CHARLES SCHWAB & CO INC	186,520.820	5.46%
FOUNDATION	SPECIAL CUSTODY ACCT
CONSERVATIVE	FBO CUSTOMERS
ALLOCATION FUND	ATTN MUTUAL FUNDS
CL C	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	LINCOLN RETIREMENT SERVICES CO	179,569.557	9.90%
FOUNDATION	FBO MACQUARIE HOLDINGS USA
CONSERVATIVE	INC 401K
ALLOCATION FUND	P.O. BOX 7876
CL I	FORT WAYNE IN 46801-7876

DELAWARE	LINCOLN RETIREMENT SERVICES	120,550.085	6.65%
FOUNDATION	COMPANY
CONSERVATIVE	FBO APPLIED INFORMATION
ALLOCATION FUND	SCIENCES
CL I	PO BOX 7876
FORT WAYNE IN 46801-7876

DELAWARE	FIRST CLEARING LLC	286,665.815	15.81%
FOUNDATION	SPECIAL CUSTODY ACCT FOR THE
CONSERVATIVE	EXCLUSIVE BENEFIT OF CUSTOMER
ALLOCATION FUND	2801 MARKET ST
CL I	SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	259,149.933	14.29%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
CONSERVATIVE	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CL I	JACKSONVILLE FL 32246-6484

DELAWARE	CHARLES SCHWAB & CO INC	100,672.426	5.55%
FOUNDATION	SPEC CUSTODY ACCT FOR THE EXCL
CONSERVATIVE	BNFT OF CUSTS ATTN MUT FDS
ALLOCATION FUND	211 MAIN ST
CL I	SAN FRANCISCO CA 94105-1905

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	LPL FINANCIAL	94,434.583	5.21%
FOUNDATION®	--OMNIBUS CUSTOMER ACCOUNT--
CONSERVATIVE	ATTN: LINDSAY O’TOOLE
ALLOCATION FUND	9785 TOWNE CENTRE DR
CL I	SAN DIEGO CA 92121

DELAWARE	BOND STREET CUSTODIANS LTD	150,016.731	8.27%
FOUNDATION	ACF MACQUARIE GROUP SERVICES
CONSERVATIVE	AUSTRALIA PTY LTD
ALLOCATION FUND	LEVEL 20 N 1 MARTIN PLACE
CL I	SYDNEY NSW 2000 AUSTRALIA

DELAWARE	BOND STREET CUSTODIANS LTD	108,775.666	6.00%
FOUNDATION	ACF MACQUARIE GROUP SERVICES
CONSERVATIVE	AUSTRALIA PTY LTD
ALLOCATION FUND	LEVEL 20 N 1 MARTIN PLACE
CL I	SYDNEY NSW 2000 AUSTRALIA

DELAWARE	MLPF&S FOR THE SOLE	89,696.891	12.08%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
CONSERVATIVE	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CL R	JACKSONVILLE FL 32246-6484

DELAWARE	NFS LLC	332,064.008	44.73%
FOUNDATION	FEBO STATE STREET BANK TRUST CO
CONSERVATIVE	TTEE VARIOUS RETIREMENT PLANS
ALLOCATION FUND	440 MAMARONECK AVE
CL R	HARRISON NY 10528-2418

DELAWARE	LINCOLN RETIREMENT SERVICES	148,439.160	19.99%
FOUNDATION	COMPANY
CONSERVATIVE	FBO GOODWILL INDUSTRIES
ALLOCATION FUND	OF NORTH GA
CL R	PO BOX 7876
FORT WAYNE IN 46801-7876

DELAWARE	MLPF&S FOR THE SOLE	764,525.504	18.17%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
GROWTH	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS A	JACKSONVILLE FL 32246-6484

DELAWARE	MLPF&S FOR THE SOLE	100,843.402	9.84%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
GROWTH	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS C	JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	93,962.327	9.17%
FOUNDATION	1 PERSHING PLAZA
GROWTH	JERSEY CITY NJ 07399-0002
ALLOCATION FUND
CLASS C

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	64,921.320	6.33%
FOUNDATION®	HARBORSIDE FINANCIAL CENTER
GROWTH	PLAZA 2 3RD FL
ALLOCATION FUND	JERSEY CITY NJ 07311
CLASS C

DELAWARE	LPL FINANCIAL	57,494.463	5.61%
FOUNDATION	--OMNIBUS CUSTOMER ACCOUNT--
GROWTH	ATTN: LINDSAY O’TOOLE
ALLOCATION FUND	9785 TOWNE CENTRE DR
CLASS C	SAN DIEGO CA 92121

DELAWARE	LINCOLN RETIREMENT SERVICES CO	558,395.458	30.71%
FOUNDATION	FBO MACQUARIE HOLDINGS USA
GROWTH	INC 401K
ALLOCATION FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	ASCENSUS TRUST COMPANY	102,581.349	5.64%
FOUNDATION	FBO CONCORD SERVICING
GROWTH	CORPORATION 401(K)
ALLOCATION FUND	P.O. BOX 10758
CLASS I	FARGO, ND 58106

DELAWARE	BOND STREET CUSTODIANS LTD	496,429.100	27.30%
FOUNDATION	ACF MACQUARIE GROUP SERVICES
GROWTH	AUSTRALIA PTY LTD
ALLOCATION FUND	LEVEL 20 N 1 MARTIN PLACE
CLASS I	SYDNEY NSW 2000 AUSTRALIA

DELAWARE	LINCOLN RETIREMENT SERVICES CO	291,349.989	16.02%
FOUNDATION	FBO MACQUARIE HOLDINGS USA
GROWTH	INC 401A
ALLOCATION FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	MLPF&S FOR THE SOLE	97,204.527	6.91%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
GROWTH	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS R	JACKSONVILLE FL 32246-6484

DELAWARE	NFS LLC	1,074,615.583	76.38%
FOUNDATION	FEBO STATE STREET BANK TRUST CO
GROWTH	TTEE VARIOUS RETIREMENT PLANS
ALLOCATION FUND	440 MAMARONECK AVE
CLASS R	HARRISON NY 10528-2418

DELAWARE	MLPF&S FOR THE SOLE	325,416.006	13.69%
FOUNDATION	BENEFIT OF ITS CUSTOMERS
MODERATE	ATTENTION: FUND ADMIN SEC
ALLOCATION FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS C	JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	295,225.752	12.42%
FOUNDATION®	SPECIAL CUSTODY ACCT FOR THE
MODERATE	EXCLUSIVE BENEFIT OF CUSTOMER
ALLOCATION FUND	2801 MARKET ST
CLASS C	SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	237,298.602	9.99%
FOUNDATION	OMNI ACCOUNT M/F
MODERATE	ATTN DEPARTMENT MANAGER
ALLOCATION FUND	499 WASHINGTON BLVD FL 9
CLASS C	JERSEY CITY NJ 07310-2055

DELAWARE	PERSHING LLC	175,382.261	7.38%
FOUNDATION	1 PERSHING PLAZA
MODERATE	JERSEY CITY NJ 07399-0002
ALLOCATION FUND
CLASS C

DELAWARE	MORGAN STANLEY SMITH BARNEY	152,392.185	6.41%
FOUNDATION	HARBORSIDE FINANCIAL CENTER
MODERATE	PLAZA 2 3RD FL
ALLOCATION FUND	JERSEY CITY NJ 07311
CLASS C

DELAWARE	NATIONAL FINANCIAL	144,838.541	6.10%
FOUNDATION	SERVICES LLC
MODERATE	(FBO) OUR CUSTOMERS
ALLOCATION FUND	ATTN MUTUAL FUNDS
CLASS C	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	LPL FINANCIAL	122,442.146	5.15%
FOUNDATION	--OMNIBUS CUSTOMER ACCOUNT--
MODERATE	ATTN: LINDSAY O’TOOLE
ALLOCATION FUND	9785 TOWNE CENTRE DR
CLASS C	SAN DIEGO CA 92121

DELAWARE	LINCOLN RETIREMENT SERVICES CO	725,566.664	14.18%
FOUNDATION	FBO MACQUARIE HOLDINGS USA
MODERATE	INC 401K
ALLOCATION FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	NATIONAL FINANCIAL	299,814.734	5.86%
FOUNDATION	SERVICES LLC
MODERATE	(FBO) OUR CUSTOMERS
ALLOCATION FUND	ATTN MUTUAL FUNDS
CLASS I	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	BOND STREET CUSTODIANS LTD	2,386,980.777	46.65%
FOUNDATION®	ACF MACQUARIE GROUP SERVICES
MODERATE	AUSTRALIA PTY LTD
ALLOCATION FUND	LEVEL 20 N 1 MARTIN PLACE
CLASS I	SYDNEY NSW 2000 AUSTRALIA

DELAWARE	BOND STREET CUSTODIANS LTD	433,794.724	8.48%
FOUNDATION	ACF MACQUARIE GROUP SERVICES
MODERATE	AUSTRALIA PTY LTD
ALLOCATION FUND	LEVEL 20 N 1 MARTIN PLACE
CLASS I	SYDNEY NSW 2000 AUSTRALIA

DELAWARE	LINCOLN RETIREMENT SERVICES CO	439,123.699	8.58%
FOUNDATION	FBO MACQUARIE HOLDINGS USA
MODERATE	INC 401A
ALLOCATION FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	NFS LLC	1,754,387.096	89.05%
FOUNDATION	FEBO STATE STREET BANK TRUST CO
MODERATE	TTEE VARIOUS RETIREMENT PLANS
ALLOCATION FUND	440 MAMARONECK AVE
CLASS R	HARRISON NY 10528-2418

DELAWARE GLOBAL	CHARLES SCHWAB & CO INC	211,151.369	21.34%
REAL ESTATE	SPEC CUSTODY ACCT FOR THE EXCL
OPPORTUNITIES	BNFT OF CUSTS ATTN MUT FDS
FUND A	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE GLOBAL	MORGAN STANLEY SMITH BARNEY	74,650.094	7.54%
REAL ESTATE	HARBORSIDE FINANCIAL CENTER
OPPORTUNITIES	PLAZA 2 3RD FL
FUND A	JERSEY CITY NJ 07311

DELAWARE GLOBAL	LPL FINANCIAL	53,961.962	5.45%
REAL ESTATE	--OMNIBUS CUSTOMER ACCOUNT--
OPPORTUNITIES	ATTN: LINDSAY O’TOOLE
FUND A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE GLOBAL	PERSHING LLC	52,417.502	5.30%
REAL ESTATE	1 PERSHING PLAZA
OPPORTUNITIES	JERSEY CITY NJ 07399-0002
FUND A

DELAWARE GLOBAL	MORGAN STANLEY SMITH BARNEY	130,348.751	41.56%
REAL ESTATE	HARBORSIDE FINANCIAL CENTER
OPPORTUNITIES	PLAZA 2 3RD FL
FUND C	JERSEY CITY NJ 07311

DELAWARE GLOBAL	RAYMOND JAMES	22,522.344	7.18%
REAL ESTATE	OMNIBUS FOR MUTUAL FUNDS
OPPORTUNITIES	ATTN COURTNEY WALLER
FUND C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE GLOBAL	NATIONAL FINANCIAL	737,517.627	11.90%
REAL ESTATE	SERVICES LLC
OPPORTUNITIES	(FBO) OUR CUSTOMERS
FUND I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE GLOBAL	MORGAN STANLEY SMITH BARNEY	702,688.225	11.34%
REAL ESTATE	HARBORSIDE FINANCIAL CENTER
OPPORTUNITIES	PLAZA 2 3RD FL
FUND I	JERSEY CITY NJ 07311

DELAWARE GLOBAL	ASSETMARK TRUST COMPANY	4,033,337.611	65.09%
REAL ESTATE	FBO ASSETMARK, INC AND CLIENTS
OPPORTUNITIES	AND OTHER CUSTODIAL CLIENTS
FUND I	3200 N CENTRAL AVE FL 7
PHOENIX AZ 85012-2468

DELAWARE GLOBAL	MG TRUST COMPANY	3,425.715	17.19%
REAL ESTATE	CUST. FBO GSC SURVEYING INC
OPPORTUNITIES	401K PLAN & TRUST
FUND R	717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE GLOBAL	PAI TRUST COMPANY, INC.	3,370.144	16.91%
REAL ESTATE	MIKE NEWMAN PHOTO
OPPORTUNITIES	RETOUCHING, INC.
FUND R	1300 ENTERPRISE DRIVE
DE PERE WI 54115-0000

DELAWARE GLOBAL	MATRIX TRUST COMPANY	2,850.462	14.30%
REAL ESTATE	CUST. FBO ADAIR & EVANS, AN
OPPORTUNITIES	ACCOUNTANCY CORP
FUND R	717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE GLOBAL	MG TRUST COMPANY	2,575.961	12.93%
REAL ESTATE	CUST. FBO KUCHLER POLK SCHELL
OPPORTUNITIES	WEINER & RICHES
FUND R	717 17TH STREET SUITE 1300
DENVER CO 80202-0000

DELAWARE GLOBAL	PAI TRUST COMPANY, INC	2,537.961	12.73%
REAL ESTATE	HARTZELL & ASSOCIATES,
OPPORTUNITIES	INC. 401(K)
FUND R	1300 ENTERPRISE DRIVE
DE PERE WI 54115-0000

DELAWARE GLOBAL	PAI TRUST COMPANY, INC.	1,095.156	5.50%
REAL ESTATE	WYOMING STATE BANK
OPPORTUNITIES	1300 ENTERPRISE DRIVE
FUND R	DE PERE WI 541150000

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE GLOBAL	DELAWARE MANAGEMENT	1,164.174	5.84%
REAL ESTATE	HOLDINGS, INC.
OPPORTUNITIES	C/O RICK SALUS
FUND R	2005 MARKET ST
PHILADELPHIA PA 19103-7028

DELAWARE GLOBAL	STATE STREET BANK TTEE	2,171.947	10.90%
REAL ESTATE	CUST FBO ADP ACCESS
OPPORTUNITIES	401K PRODUCT
FUND R	1 LINCOLN ST
BOSTON MA 02111-2901

DELAWARE	NATIONAL FINANCIAL	200,185.748	13.91%
GLOBAL VALUE	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	128,534.008	8.93%
GLOBAL VALUE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	108,793.884	7.56%
GLOBAL VALUE	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE	FIRST CLEARING LLC	78,012.793	15.83%
GLOBAL VALUE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	NATIONAL FINANCIAL	69,511.659	14.11%
GLOBAL VALUE	SERVICES LLC
FUND CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	62,496.742	12.68%
GLOBAL VALUE	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	39,021.255	7.92%
GLOBAL VALUE	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	78,284.069	38.80%
GLOBAL VALUE	SERVICES LLC
FUND CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	41,217.010	20.43%
GLOBAL VALUE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	26,763.817	13.26%
GLOBAL VALUE	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	20,761.335	10.29%
GLOBAL VALUE	1 PERSHING PLAZA
FUND CLASS I	JERSEY CITY NJ 07399-0002

DELAWARE	BOND STREET CUSTODIANS LTD	11,914.555	5.90%
GLOBAL VALUE	ACF MACQUARIE GROUP SERVICES
FUND CLASS I	AUSTRALIA PTY LTD
LEVEL 20 N 1 MARTIN PLACE
SYDNEY NSW 2000 AUSTRALIA

DELAWARE	PERSHING LLC	1,559,166.894	14.67%
HEALTHCARE	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE	NATIONAL FINANCIAL	811,224.996	7.63%
HEALTHCARE	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	LPL FINANCIAL	740,185.365	6.96%
HEALTHCARE	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS A	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	MLPF&S FOR THE SOLE	629,410.089	5.92%
HEALTHCARE	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	CHARLES SCHWAB & CO INC	605,012.100	5.69%
HEALTHCARE	SPEC CUSTODY ACCT FOR THE EXCL
FUND CLASS A	BNFT OF CUSTS ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	LIU-ER CHEN &	739,068.705	6.95%
HEALTHCARE	DAWN DING JT WROS
FUND CLASS A	BROOKLINE MA 02445

DELAWARE	MLPF&S FOR THE SOLE	983,938.545	26.14%
HEALTHCARE	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	404,979.312	10.76%
HEALTHCARE	OMNI ACCOUNT M/F
FUND CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	FIRST CLEARING LLC	397,283.687	10.55%
HEALTHCARE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	334,898.782	8.90%
HEALTHCARE	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE	MORGAN STANLEY SMITH BARNEY	271,660.779	7.22%
HEALTHCARE	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	243,420.555	6.47%
HEALTHCARE	--OMNIBUS CUSTOMER
FUND CLASS C	ACCOUNT—
ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	UBS WM USA	2,081,576.168	23.54%
HEALTHCARE	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	1,220,705.980	13.81%
HEALTHCARE	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	1,180,368.299	13.35%
HEALTHCARE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	NATIONAL FINANCIAL	949,744.455	10.74%
HEALTHCARE	SERVICES LLC
FUND CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	LPL FINANCIAL	821,987.887	9.30%
HEALTHCARE	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS I	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	MORGAN STANLEY SMITH BARNEY	485,260.560	5.49%
HEALTHCARE	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	ASCENSUS TRUST COMPANY	30,523.687	11.08%
HEALTHCARE	FBO STYLEX, INC.
FUND CLASS R	RETIREMENT SAVINGS PLAN
P.O. BOX 10758
FARGO, ND 58106

DELAWARE	MLPF&S FOR THE SOLE	91,310.733	33.15%
HEALTHCARE	BENEFIT OF ITS CUSTOMERS
FUND CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	STATE STREET BANK TTEE	24,519.230	8.90%
HEALTHCARE	CUST FBO ADP ACCESS 401K
FUND CLASS R	PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

DELAWARE	NATIONAL FINANCIAL	11,573,425.798	17.48%
HIGH YIELD	SERVICES LLC
OPPORTUNITIES	(FBO) OUR CUSTOMERS
FUND CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	LPL FINANCIAL	6,878,161.656	10.39%
HIGH YIELD	--OMNIBUS CUSTOMER ACCOUNT--
OPPORTUNITIES	ATTN: LINDSAY O’TOOLE
FUND CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	FIRST CLEARING LLC	5,765,838.755	8.71%
HIGH YIELD	SPECIAL CUSTODY ACCT FOR THE
OPPORTUNITIES	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	4,446,629.750	6.72%
HIGH YIELD	1 PERSHING PLAZA
OPPORTUNITIES	JERSEY CITY NJ 07399-0002
FUND CLASS A

DELAWARE	LPL FINANCIAL	3,673,999.478	19.55%
HIGH YIELD	--OMNIBUS CUSTOMER ACCOUNT--
OPPORTUNITIES	ATTN: LINDSAY O’TOOLE
FUND CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	NATIONAL FINANCIAL	2,360,266.295	12.56%
HIGH YIELD	SERVICES LLC
OPPORTUNITIES	(FBO) OUR CUSTOMERS
FUND CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	2,095,866.779	11.15%
HIGH YIELD	SPECIAL CUSTODY ACCT FOR THE
OPPORTUNITIES	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,922,170.071	10.23%
HIGH YIELD	HARBORSIDE FINANCIAL CENTER
OPPORTUNITIES	PLAZA 2 3RD FL
FUND CLASS C	JERSEY CITY NJ 07311

DELAWARE	MLPF&S FOR THE SOLE	1,880,887.542	10.01%
HIGH YIELD	BENEFIT OF ITS CUSTOMERS
OPPORTUNITIES	ATTENTION: FUND ADMIN SEC
FUND CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	1,601,222.788	8.52%
HIGH YIELD	OMNI ACCOUNT M/F
OPPORTUNITIES	ATTN DEPARTMENT MANAGER
FUND CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	1,037,452.978	5.52%
HIGH YIELD	1 PERSHING PLAZA
OPPORTUNITIES	JERSEY CITY NJ 07399-0002
FUND CLASS C

DELAWARE	LPL FINANCIAL	24,962,179.849	46.22%
HIGH YIELD	--OMNIBUS CUSTOMER ACCOUNT--
OPPORTUNITIES	ATTN: LINDSAY O’TOOLE
FUND CLASS I	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	FIRST CLEARING LLC	4,789,688.702	8.87%
HIGH YIELD	SPECIAL CUSTODY ACCT FOR THE
OPPORTUNITIES	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	3,060,713.850	5.67%
HIGH YIELD	BENEFIT OF ITS CUSTOMERS
OPPORTUNITIES	ATTENTION: FUND ADMIN SEC
FUND CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MLPF&S FOR THE SOLE	257,764.664	7.35%
HIGH YIELD	BENEFIT OF ITS CUSTOMERS
OPPORTUNITIES	ATTENTION: FUND ADMIN SEC
FUND CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	WELLS FARGO BANK NA	187,683.236	5.35%
HIGH YIELD	FBO TEVA PHARMACEUTICALS
OPPORTUNITIES	NQ TRUST
FUND CLASS R	PO BOX 1533
MINNEAPOLIS, MN 55480

DELAWARE	DCGT AS TTEE AND/OR CUST	277,690.855	7.91%
HIGH YIELD	FBO PLIC VARIOUS RETIREMENT
OPPORTUNITIES	PLANS OMNIBUS
FUND CLASS R	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE	VOYA RETIREMENT INSURANCE AND	637,428.558	18.17%
HIGH YIELD	ANNUITY COMPANY
OPPORTUNITIES	1 ORANGE WAY
FUND CLASS R	WINDSOR CT 06095-4773

DELAWARE	STATE STREET BANK AND TRUST CO	301,587.651	8.60%
HIGH YIELD	FBO TAYNIK & CO
OPPORTUNITIES	1200 CROWN COLONY DR
FUND CLASS R	QUINCY MA 02169-0938

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	379,669.883	12.89%
INFLATION	SERVICES LLC
PROTECTED	(FBO) OUR CUSTOMERS
BOND FUND	ATTN MUTUAL FUNDS
CLASS A	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	367,532.484	12.47%
INFLATION	BENEFIT OF ITS CUSTOMERS
PROTECTED	ATTENTION: FUND ADMIN SEC
BOND FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS A	JACKSONVILLE FL 32246-6484

DELAWARE	PERSHING LLC	348,911.827	11.84%
INFLATION	1 PERSHING PLAZA
PROTECTED	JERSEY CITY NJ 07399-0002
BOND FUND
CLASS A

DELAWARE	FIRST CLEARING LLC	189,310.147	6.42%
INFLATION	SPECIAL CUSTODY ACCT FOR THE
PROTECTED	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND	2801 MARKET ST
CLASS A	SAINT LOUIS MO 63103-2523

DELAWARE	LPL FINANCIAL	158,342.024	5.37%
INFLATION	--OMNIBUS CUSTOMER ACCOUNT--
PROTECTED	ATTN: LINDSAY O’TOOLE
BOND FUND	9785 TOWNE CENTRE DR
CLASS A	SAN DIEGO CA 92121

DELAWARE	LINCOLN RETIREMENT SERVICES CO	168,553.194	5.72%
INFLATION	FBO VALLEY HEALTH 403B
PROTECTED	P.O. BOX 7876
BOND FUND	FORT WAYNE IN 46801-7876
CLASS A

DELAWARE	MLPF&S FOR THE SOLE	550,000.635	25.85%
INFLATION	BENEFIT OF ITS CUSTOMERS
PROTECTED	ATTENTION: FUND ADMIN SEC
BOND FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS C	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	397,632.506	18.69%
INFLATION	SPECIAL CUSTODY ACCT FOR THE
PROTECTED	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND	2801 MARKET ST
CLASS C	SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	235,273.677	11.06%
INFLATION	1 PERSHING PLAZA
PROTECTED	JERSEY CITY NJ 07399-0002
BOND FUND
CLASS C

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	200,999.004	9.45%
INFLATION	SERVICES LLC
PROTECTED	(FBO) OUR CUSTOMERS
BOND FUND	ATTN MUTUAL FUNDS
CLASS C	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RAYMOND JAMES	180,005.618	8.46%
INFLATION	OMNIBUS FOR MUTUAL FUNDS
PROTECTED	ATTN COURTNEY WALLER
BOND FUND	880 CARILLON PARKWAY
CLASS C	ST PETERSBURG FL 33713

DELAWARE	MORGAN STANLEY SMITH BARNEY	138,943.418	6.53%
INFLATION	HARBORSIDE FINANCIAL CENTER
PROTECTED	PLAZA 2 3RD FL
BOND FUND	JERSEY CITY NJ 07311
CLASS C

DELAWARE	UBS WM USA	131,777.684	6.19%
INFLATION	OMNI ACCOUNT M/F
PROTECTED	ATTN DEPARTMENT MANAGER
BOND FUND	499 WASHINGTON BLVD FL 9
CLASS C	JERSEY CITY NJ 07310-2055

DELAWARE	LINCOLN RETIREMENT SERVICES CO	100,939.981	5.03%
INFLATION	FBO SAN ANTONIO COMM
PROTECTED	P.O. BOX 7876
BOND FUND	FORT WAYNE IN 46801-7876
CLASS I

DELAWARE	UBS WM USA	175,731.525	8.76%
INFLATION	OMNI ACCOUNT M/F
PROTECTED	ATTN DEPARTMENT MANAGER
BOND FUND	499 WASHINGTON BLVD FL 9
CLASS I	JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	141,570.516	7.06%
INFLATION	BENEFIT OF ITS CUSTOMERS
PROTECTED	ATTENTION: FUND ADMIN SEC
BOND FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS I	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	132,328.176	6.60%
INFLATION	SPECIAL CUSTODY ACCT FOR THE
PROTECTED	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND	2801 MARKET ST
CLASS I	SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	125,519.614	6.26%
INFLATION	SERVICES LLC
PROTECTED	(FBO) OUR CUSTOMERS
BOND FUND	ATTN MUTUAL FUNDS
CLASS I	DEPARTMENT
499 WASHINGTON BLVD
JERSEY CITY NJ 07310

DELAWARE	NATIONWIDE TRUST	126,972.691	6.33%
INFLATION	COMPANY FSB
PROTECTED	C/O IPO PORTFOLIO ACCOUNTING
BOND FUND	PO BOX 182029
CLASS I	COLUMBUS OH 43218-2029

DELAWARE	LINCOLN RETIREMENT SERVICES CO	225,481.325	11.24%
INFLATION	FBO MARY FREE BED
PROTECTED	REHAB HOSP 403B
BOND FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	LINCOLN RETIREMENT SERVICES CO	174,879.796	8.72%
INFLATION	FBO PENINSULA REGIONAL MED
PROTECTED	CTR 403B
BOND FUND	P.O. BOX 7876
CLASS I	FORT WAYNE IN 46801-7876

DELAWARE	LINCOLN RETIREMENT SERVICES CO	168,676.542	8.41%
INFLATION	FBO UT SYSTEM ORP
PROTECTED	P.O. BOX 7876
BOND FUND	FORT WAYNE IN 46801-7876
CLASS I

DELAWARE	NATIONAL FINANCIAL	1,179,171.135	21.45%
INTERNATIONAL	SERVICES LLC
VALUE EQUITY FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	495,150.908	9.01%
INTERNATIONAL	SPECIAL CUSTODY ACCT FOR THE
VALUE EQUITY FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	353,300.235	6.43%
INTERNATIONAL	HARBORSIDE FINANCIAL CENTER
VALUE EQUITY FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	584,989.184	27.07%
INTERNATIONAL	HARBORSIDE FINANCIAL CENTER
VALUE EQUITY FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	293,818.335	13.60%
INTERNATIONAL	SPECIAL CUSTODY ACCT FOR THE
VALUE EQUITY FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	200,537.228	9.28%
INTERNATIONAL	BENEFIT OF ITS CUSTOMERS
VALUE EQUITY FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	135,806.846	6.28%
INTERNATIONAL	OMNI ACCOUNT M/F
VALUE EQUITY FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	9,007,971.876	66.91%
INTERNATIONAL	HARBORSIDE FINANCIAL CENTER
VALUE EQUITY FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	2,400,935.420	17.83%
INTERNATIONAL	SPECIAL CUSTODY ACCT FOR THE
VALUE EQUITY FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	962,410.440	7.15%
INTERNATIONAL	OMNI ACCOUNT M/F
VALUE EQUITY FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	ASCENSUS TRUST COMPANY	43,350.894	27.86%
INTERNATIONAL	FBO SINGLETON ASSOCIATES
VALUE EQUITY FUND	401(K) PLAN
CLASS R	P.O. BOX 10758
FARGO, ND 58106

DELAWARE	ASCENSUS TRUST COMPANY	15,268.878	9.81%
INTERNATIONAL	FBO MEMORIAL & ST. ELIZABETH
VALUE EQUITY FUND	HC, LLP
CLASS R	P.O. BOX 10758
FARGO, ND 58106

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MG TRUST COMPANY	11,429.431	7.35%
INTERNATIONAL	CUST. FBO ENTERTAINMENT
VALUE EQUITY FUND	SERVICES GROUP, INC.
CLASS R	717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE	MG TRUST COMPANY	8,503.775	5.47%
INTERNATIONAL	CUST. FBO SUSTAINABLE DESIGN
VALUE EQUITY FUND	CONSULTING, LLC
CLASS R	717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE	MLPF&S FOR THE SOLE	34,625.326	22.25%
INTERNATIONAL	BENEFIT OF ITS CUSTOMERS
VALUE EQUITY FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	24,235,260.834	43.88%
LIMITED-TERM	SERVICES LLC
DIVERSIFIED	(FBO) OUR CUSTOMERS
INCOME FUND	ATTN MUTUAL FUNDS
CLASS A	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	3,660,310.162	6.63%
LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
DIVERSIFIED	ATTENTION: FUND ADMIN SEC
INCOME FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS A	JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	2,928,859.453	5.30%
LIMITED-TERM	HARBORSIDE FINANCIAL CENTER
DIVERSIFIED	PLAZA 2 3RD FL
INCOME FUND	JERSEY CITY NJ 07311
CLASS A

DELAWARE	PERSHING LLC	2,790,173.198	5.05%
LIMITED-TERM	1 PERSHING PLAZA
DIVERSIFIED	JERSEY CITY NJ 07399-0002
INCOME FUND
CLASS A

DELAWARE	MLPF&S FOR THE SOLE	4,472,449.745	21.84%
LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
DIVERSIFIED	ATTENTION: FUND ADMIN SEC
INCOME FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS C	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	2,896,099.968	14.14%
LIMITED-TERM	SPECIAL CUSTODY ACCT FOR THE
DIVERSIFIED	EXCLUSIVE BENEFIT OF CUSTOMER
INCOME FUND	2801 MARKET ST
CLASS C	SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	2,805,156.771	13.70%
LIMITED-TERM	HARBORSIDE FINANCIAL CENTER
DIVERSIFIED	PLAZA 2 3RD FL
INCOME FUND	JERSEY CITY NJ 07311
CLASS C

DELAWARE	UBS WM USA	2,556,261.527	12.48%
LIMITED-TERM	OMNI ACCOUNT M/F
DIVERSIFIED	ATTN DEPARTMENT MANAGER
INCOME FUND	499 WASHINGTON BLVD FL 9
CLASS C	JERSEY CITY NJ 07310-2055

DELAWARE	RAYMOND JAMES	1,801,235.358	8.79%
LIMITED-TERM	OMNIBUS FOR MUTUAL FUNDS
DIVERSIFIED	ATTN COURTNEY WALLER
INCOME FUND	880 CARILLON PARKWAY
CLASS C	ST PETERSBURG FL 33713

DELAWARE	NATIONAL FINANCIAL	1,565,166.947	7.64%
LIMITED-TERM	SERVICES LLC
DIVERSIFIED	(FBO) OUR CUSTOMERS
INCOME FUND	ATTN MUTUAL FUNDS
CLASS C	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	UBS WM USA	11,713,241.860	18.49%
LIMITED-TERM	OMNI ACCOUNT M/F
DIVERSIFIED	ATTN DEPARTMENT MANAGER
INCOME FUND	499 WASHINGTON BLVD FL 9
CLASS I	JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	8,579,948.130	13.54%
LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
DIVERSIFIED	ATTENTION: FUND ADMIN SEC
INCOME FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS I	JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	6,562,920.581	10.36%
LIMITED-TERM	HARBORSIDE FINANCIAL CENTER
DIVERSIFIED	PLAZA 2 3RD FL
INCOME FUND	JERSEY CITY NJ 07311
CLASS I

DELAWARE	PERSHING LLC	6,462,553.291	10.20%
LIMITED-TERM	1 PERSHING PLAZA
DIVERSIFIED	JERSEY CITY NJ 07399-0002
INCOME FUND
CLASS I

DELAWARE	NATIONAL FINANCIAL	5,696,143.809	8.99%
LIMITED-TERM	SERVICES LLC
DIVERSIFIED	(FBO) OUR CUSTOMERS
INCOME FUND	ATTN MUTUAL FUNDS
CLASS I	DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	4,585,248.745	7.24%
LIMITED-TERM	SPECIAL CUSTODY ACCT FOR THE
DIVERSIFIED	EXCLUSIVE BENEFIT OF CUSTOMER
INCOME FUND	2801 MARKET ST
CLASS I	SAINT LOUIS MO 63103-2523

DELAWARE	CHARLES SCHWAB & CO INC	3,688,109.519	5.82%
LIMITED-TERM	SPEC CUSTODY ACCT FOR THE EXCL
DIVERSIFIED	BNFT OF CUSTS ATTN MUT FDS
INCOME FUND	211 MAIN ST
CLASS I	SAN FRANCISCO CA 94105-1905

DELAWARE	C/O MARSHALL & ILSLEY TRUST	6,620,748.087	10.45%
LIMITED-TERM	CO NA VALLEE & CO
DIVERSIFIED	11270 W PARK PL STE 400
INCOME FUND	MILWAUKEE WI 53224-3638
CLASS I

DELAWARE	MLPF&S FOR THE SOLE	239,990.141	26.05%
LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
DIVERSIFIED	ATTENTION: FUND ADMIN SEC
INCOME FUND	4800 DEER LAKE DRIVE EAST, 2ND FL
CLASS R	JACKSONVILLE FL 32246-6484

DELAWARE	LINCOLN NATIONAL LIFE INS CO	77,102.419	8.37%
LIMITED-TERM	1300 S CLINTON ST
DIVERSIFIED	FORT WAYNE IN 46802-3506
INCOME FUND
CLASS R

DELAWARE MID	PERSHING LLC	88,511.319	12.22%
CAP VALUE FUND	1 PERSHING PLAZA
CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE MID	NATIONAL FINANCIAL	66,337.501	9.16%
CAP VALUE FUND	SERVICES LLC
CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE MID	LINCOLN FINANCIAL GROUP	48,633.346	6.71%
CAP VALUE FUND	TRUST CO
CLASS A	FBO ROLLOVER IRA PLANS
1 GRANITE PL
CONCORD NH 03301-3258

DELAWARE MID	LPL FINANCIAL	35,792.831	18.95%
CAP VALUE FUND	--OMNIBUS CUSTOMER ACCOUNT--
CLASS C	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE MID	NATIONAL FINANCIAL	26,807.105	14.19%
CAP VALUE FUND	SERVICES LLC
CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE MID	BNYM I S TRUST CO	9,829.230	5.20%
CAP VALUE FUND	CUST ROTH IRA
CLASS C	FBO JENNIFER SCHEINBAUM
FALLS CHURCH VA 22043

DELAWARE MID	RAYMOND JAMES	18,558.903	10.45%
CAP VALUE FUND	OMNIBUS FOR MUTUAL FUNDS
CLASS I	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE MID	WELLS FARGO BANK NA	127,513.201	71.81%
CAP VALUE FUND	FBO TEVA PHARMACEUTICALS
CLASS I	NQ TRUST
PO BOX 1533
MINNEAPOLIS, MN 55480

DELAWARE MID	BOND STREET CUSTODIANS LTD	19,611.847	11.05%
CAP VALUE FUND	ACF MACQUARIE GROUP SERVICES
CLASS I	AUSTRALIA PTY LTD
LEVEL 20 N 1 MARTIN PLACE
SYDNEY NSW 2000 AUSTRALIA

DELAWARE MID	CATHY SCHREIBER	7,116.321	80.46%
CAP VALUE FUND	FBO REGIONAL EAST TEXAS
CLASS R	FOOD BANK
401 K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

DELAWARE MID	RYAN THORPE	653.556	7.39%
CAP VALUE FUND	FBO 24 HOUR RECORD RETRIEVER &
CLASS R	ABSTRACT
401 K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

DELAWARE MID	DONALD BLASLAND	473.591	5.35%
CAP VALUE FUND	FBO PW LABORATORIES INC
CLASS R	401K PSP
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	2,041,965.488	18.16%
MINNESOTA HIGH-	1 PERSHING PLAZA
YIELD MUNICIPAL	JERSEY CITY NJ 07399-0002
BOND FUND CLASS A

DELAWARE	FIRST CLEARING LLC	1,516,172.170	13.48%
MINNESOTA HIGH-	SPECIAL CUSTODY ACCT FOR THE
YIELD MUNICIPAL	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	LPL FINANCIAL	785,985.122	6.99%
MINNESOTA HIGH-	--OMNIBUS CUSTOMER ACCOUNT--
YIELD MUNICIPAL	ATTN: LINDSAY O’TOOLE
BOND FUND CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	PERSHING LLC	469,380.410	15.72%
MINNESOTA HIGH-	1 PERSHING PLAZA
YIELD MUNICIPAL	JERSEY CITY NJ 07399-0002
BOND FUND CLASS C

DELAWARE	MORGAN STANLEY SMITH BARNEY	384,738.733	12.88%
MINNESOTA HIGH-	HARBORSIDE FINANCIAL CENTER
YIELD MUNICIPAL	PLAZA 2 3RD FL
BOND FUND CLASS C	JERSEY CITY NJ 07311

DELAWARE	UBS WM USA	318,002.818	10.65%
MINNESOTA HIGH-	OMNI ACCOUNT M/F
YIELD MUNICIPAL	ATTN DEPARTMENT MANAGER
BOND FUND CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	UBS WM USA	429,272.398	38.77%
MINNESOTA HIGH-	OMNI ACCOUNT M/F
YIELD MUNICIPAL	ATTN DEPARTMENT MANAGER
BOND FUND CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	291,117.319	26.30%
MINNESOTA HIGH-	HARBORSIDE FINANCIAL CENTER
YIELD MUNICIPAL	PLAZA 2 3RD FL
BOND FUND CLASS I	JERSEY CITY NJ 07311

DELAWARE	MLPF&S FOR THE SOLE	194,599.009	17.58%
MINNESOTA HIGH-	BENEFIT OF ITS CUSTOMERS
YIELD MUNICIPAL	ATTENTION: FUND ADMIN SEC
BOND FUND CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	185,119.844	16.72%
MINNESOTA HIGH-	SPECIAL CUSTODY ACCT FOR THE
YIELD MUNICIPAL	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	3,138,930.836	15.03%
NATIONAL HIGH-	SPECIAL CUSTODY ACCT FOR THE
YIELD MUNICIPAL	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	NATIONAL FINANCIAL	1,979,538.960	9.48%
NATIONAL HIGH-	SERVICES LLC
YIELD MUNICIPAL	(FBO) OUR CUSTOMERS
BOND FUND CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	1,786,796.693	8.56%
NATIONAL HIGH-	BENEFIT OF ITS CUSTOMERS
YIELD MUNICIPAL	ATTENTION: FUND ADMIN SEC
BOND FUND CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,687,529.301	8.08%
NATIONAL HIGH-	HARBORSIDE FINANCIAL CENTER
YIELD MUNICIPAL	PLAZA 2 3RD FL
BOND FUND CLASS A	JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	1,683,197.672	8.06%
NATIONAL HIGH-	--OMNIBUS CUSTOMER ACCOUNT--
YIELD MUNICIPAL	ATTN: LINDSAY O’TOOLE
BOND FUND CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	UBS WM USA	1,478,004.663	7.08%
NATIONAL HIGH-	OMNI ACCOUNT M/F
YIELD MUNICIPAL	ATTN DEPARTMENT MANAGER
BOND FUND CLASS A	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	2,065,444.252	26.84%
NATIONAL HIGH-	BENEFIT OF ITS CUSTOMERS
YIELD MUNICIPAL	ATTENTION: FUND ADMIN SEC
BOND FUND CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	1,283,349.915	16.68%
NATIONAL HIGH-	SPECIAL CUSTODY ACCT FOR THE
YIELD MUNICIPAL	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,175,611.923	15.28%
NATIONAL HIGH-	HARBORSIDE FINANCIAL CENTER
YIELD MUNICIPAL	PLAZA 2 3RD FL
BOND FUND CLASS C	JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	UBS WM USA	1,043,078.340	13.56%
NATIONAL HIGH-	OMNI ACCOUNT M/F
YIELD MUNICIPAL	ATTN DEPARTMENT MANAGER
BOND FUND CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	GOLDMAN SACHS & CO	29,197,969.695	57.72%
NATIONAL HIGH-	C/O MUTUAL FUND OPS
YIELD MUNICIPAL	295 CHIPETA WAY
BOND FUND CLASS I	SALT LAKE CITY UT 84108

DELAWARE	MLPF&S FOR THE SOLE	7,855,347.159	15.53%
NATIONAL HIGH-	BENEFIT OF ITS CUSTOMERS
YIELD MUNICIPAL	ATTENTION: FUND ADMIN SEC
BOND FUND CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	4,043,677.913	7.99%
NATIONAL HIGH-	OMNI ACCOUNT M/F
YIELD MUNICIPAL	ATTN DEPARTMENT MANAGER
BOND FUND CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	FIRST CLEARING LLC	3,369,598.880	6.66%
NATIONAL HIGH-	SPECIAL CUSTODY ACCT FOR THE
YIELD MUNICIPAL	EXCLUSIVE BENEFIT OF CUSTOMER
BOND FUND CLASS I	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE REIT	NATIONAL FINANCIAL	1,754,178.710	26.77%
FUND CLASS A	SERVICES LLC
(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE REIT	PERSHING LLC	554,156.272	8.46%
FUND CLASS A	1 PERSHING PLAZA
JERSEY CITY NJ 07399-0002

DELAWARE REIT	FIRST CLEARING LLC	401,203.507	6.12%
FUND CLASS A	SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE REIT	NATIONAL FINANCIAL	280,472.171	18.08%
FUND CLASS C	SERVICES LLC
(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE REIT	PERSHING LLC	217,225.124	14.00%
FUND CLASS C	1 PERSHING PLAZA
	JERSEY CITY NJ 07399-0002

DELAWARE REIT	RAYMOND JAMES	149,632.901	9.65%
FUND CLASS C	OMNIBUS FOR MUTUAL FUNDS
	ATTN COURTNEY WALLER
	880 CARILLON PARKWAY
	ST PETERSBURG FL 33713

DELAWARE REIT	UBS WM USA	145,039.855	9.35%
FUND CLASS C	OMNI ACCOUNT M/F
	ATTN DEPARTMENT MANAGER
	499 WASHINGTON BLVD FL 9
	JERSEY CITY NJ 07310-2055

DELAWARE REIT	MLPF&S FOR THE SOLE	127,976.259	8.25%
FUND CLASS C	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484

DELAWARE REIT	LPL FINANCIAL	122,177.367	7.88%
FUND CLASS C	--OMNIBUS CUSTOMER ACCOUNT--
	ATTN: LINDSAY O’TOOLE
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121

DELAWARE REIT	MORGAN STANLEY SMITH BARNEY	102,189.578	6.59%
FUND CLASS C	HARBORSIDE FINANCIAL CENTER
	PLAZA 2 3RD FL
	JERSEY CITY NJ 07311

DELAWARE REIT	FIRST CLEARING LLC	90,268.734	5.82%
FUND CLASS C	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

DELAWARE REIT	LINCOLN RETIREMENT SERVICES CO	704,658.702	9.32%
FUND CLASS I	FBO VIRTUA HEALTH INC 401K
	P.O. BOX 7876
	FORT WAYNE IN 46801-7876

DELAWARE REIT	CHARLES SCHWAB & CO INC	5,211,728.569	68.90%
FUND CLASS I	SPEC CUSTODY ACCT FOR THE EXCL
	BNFT OF CUSTS ATTN MUT FDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

DELAWARE REIT	RELIANCE TRUST COMPANY	111,803.815	12.86%
FUND CLASS R	FBO MASSMUTUAL DMF
	P.O. BOX 48529
	ATLANTA GA 30362

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE REIT	MLPF&S FOR THE SOLE	110,349.787	12.70%
FUND CLASS R	BENEFIT OF ITS CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484

DELAWARE REIT	DCGT AS TTEE	48,054.386	5.53%
FUND CLASS R	CUST FBO PLIC VARIOUS
	RETIREMENT PLANS OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET
	DES MOINES, IA 50303

DELAWARE	NATIONAL FINANCIAL	749,744.116	9.15%
SELECT GROWTH	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
	ATTN MUTUAL FUNDS
	DEPARTMENT
	499 WASHINGTON BLVD 4TH FLOOR
	JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	659,119.051	8.04%
SELECT GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	633,900.851	7.73%
SELECT GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	609,864.201	7.44%
SELECT GROWTH	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE	CHARLES SCHWAB & CO INC	410,692.285	5.01%
SELECT GROWTH	SPECIAL CUSTODY ACCT
FUND CLASS A	FBO CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

DELAWARE	MLPF&S FOR THE SOLE	476,874.050	18.75%
SELECT GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DRIVE EAST, 2ND FL
	JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	386,033.216	15.18%
SELECT GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	353,270.602	13.89%
SELECT GROWTH	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	NATIONAL FINANCIAL	199,780.215	7.86%
SELECT GROWTH	SERVICES LLC
FUND CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	RAYMOND JAMES	174,481.572	6.86%
SELECT GROWTH	OMNIBUS FOR MUTUAL FUNDS
FUND CLASS C	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	PERSHING LLC	144,650.084	5.69%
SELECT GROWTH	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE	EDWARD D JONES AND CO	3,496,896.161	35.75%
SELECT GROWTH	FOR THE BENEFIT OF CUSTOMERS
FUND CLASS I	12555 MANCHESTER ROAD
ST LOUIS MO 63131-3710

DELAWARE	FIRST CLEARING LLC	2,873,632.742	29.38%
SELECT GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	490,249.458	5.01%
SELECT GROWTH	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	ATTN MUTUAL FUNDS	686,614.159	7.02%
SELECT GROWTH	ADMINISTRATOR
FUND CLASS I	C/O EDWARD JONES TRUST CO
SEI PRIVATE TRUSTCO
1 FREEDOM VALLEY DR
OAKS PA 19456-9989

DELAWARE	RELIANCE TRUST COMPANY	76,937.915	18.11%
SELECT GROWTH	FBO MASSMUTUAL DMF
FUND CLASS R	P.O. BOX 48529
ATLANTA GA 30362

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MATRIX TRUST COMPANY	56,832.293	13.38%
SELECT GROWTH	CUST. FBO THE STRATFORD FIRE
FUND CLASS R	AND POLICE
717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE	PIMS/PRUDENTIAL RETIREMENT	27,178.507	6.40%
SELECT GROWTH	AS NOMINEE FOR THE TTEE/CUST PL
FUND CLASS R	FUNAI CORPORATION, INC.
19900 VAN NESS AVE.
TORRANCE CA 90501

DELAWARE	PIMS/PRUDENTIAL RETIREMENT	24,313.709	5.72%
SELECT GROWTH	AS NOMINEE FOR THE TTEE/CUST PL
FUND CLASS R	SMR AUTOMOTIVE SYSTEMS
USA, INC.
1855 BUSHA HWY
MARYSVILLE MI 480401892

DELAWARE	MLPF&S FOR THE SOLE	51,363.687	12.09%
SELECT GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MLPF&S FOR THE SOLE	1,229,571.171	16.31%
SMALL CAP CORE	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	RAYMOND JAMES	705,311.031	9.36%
SMALL CAP CORE	OMNIBUS FOR MUTUAL FUNDS
FUND CLASS A	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	RAYMOND JAMES	954,939.260	29.21%
SMALL CAP CORE	OMNIBUS FOR MUTUAL FUNDS
FUND CLASS C	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	MLPF&S FOR THE SOLE	357,570.561	10.94%
SMALL CAP CORE	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	321,638.926	9.84%
SMALL CAP CORE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	298,067.278	9.12%
SMALL CAP CORE	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	PERSHING LLC	197,243.907	6.03%
SMALL CAP CORE	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE	NATIONAL FINANCIAL	1,328,037.223	9.35%
SMALL CAP CORE	SERVICES LLC
FUND CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	CHARLES SCHWAB & CO INC	1,063,628.153	7.49%
SMALL CAP CORE	SPEC CUSTODY ACCT FOR THE EXCL
FUND CLASS I	BNFT OF CUSTS ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MLPF&S FOR THE SOLE	885,379.890	6.23%
SMALL CAP CORE	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	RAYMOND JAMES	846,143.889	5.96%
SMALL CAP CORE	OMNIBUS FOR MUTUAL FUNDS
FUND CLASS I	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	LPL FINANCIAL	832,644.129	5.86%
SMALL CAP CORE	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS I	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	PERSHING LLC	812,633.955	5.72%
SMALL CAP CORE	1 PERSHING PLAZA
FUND CLASS I	JERSEY CITY NJ 07399-0002

DELAWARE	FIRST CLEARING LLC	727,392.919	5.12%
SMALL CAP CORE	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBATCO & CO	2,109,104.561	14.85%
SMALL CAP CORE	FBO COLLEGE SAVINGS GROUP
FUND CLASS I	PO BOX 82535
LINCOLN NE 68501-2535

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	RELIANCE TRUST COMPANY	853,784.218	6.01%
SMALL CAP CORE	FBO RETIREMENT PLANS SERVICED
FUND CLASS I	BY METLIFE
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111

DELAWARE	RELIANCE TRUST COMPANY	104,135.005	11.89%
SMALL CAP CORE	FBO MASSMUTUAL DMF
FUND CLASS R	P.O. BOX 48529
ATLANTA GA 30362

DELAWARE	ASCENSUS TRUST COMPANY	51,831.297	5.92%
SMALL CAP CORE	FBO NAGEL PRECISION INC PS
FUND CLASS R	401K PLAN
PO BOX 10758
FARGO ND 58106-0758

DELAWARE	LINCOLN NATIONAL LIFE INS CO	216,360.503	24.71%
SMALL CAP CORE	1300 S CLINTON ST
FUND CLASS R	FORT WAYNE IN 46802-3506

DELAWARE	MLPF&S FOR THE SOLE	1,472,351.821	9.73%
SMALL CAP	BENEFIT OF ITS CUSTOMERS
VALUE FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	1,240,156.198	8.19%
SMALL CAP	SERVICES LLC
VALUE FUND	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	CHARLES SCHWAB & CO INC	831,528.849	5.49%
SMALL CAP	SPEC CUSTODY ACCT FOR THE EXCL
VALUE FUND	BNFT OF CUSTS ATTN MUT FDS
CLASS A	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	PERSHING LLC	815,403.838	5.39%
SMALL CAP	1 PERSHING PLAZA
VALUE FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	DCGT AS TTEE	1,069,257.225	7.06%
SMALL CAP	CUST FBO PLIC VARIOUS
VALUE FUND	RETIREMENT PLANS OMNIBUS
CLASS A	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	432,083.776	17.51%
SMALL CAP	BENEFIT OF ITS CUSTOMERS
VALUE FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	418,913.446	16.97%
SMALL CAP	HARBORSIDE FINANCIAL CENTER
VALUE FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	NATIONAL FINANCIAL	318,778.517	12.92%
SMALL CAP	SERVICES LLC
VALUE FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	218,132.596	8.84%
SMALL CAP	SPECIAL CUSTODY ACCT FOR THE
VALUE FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	RAYMOND JAMES	177,626.193	7.20%
SMALL CAP	OMNIBUS FOR MUTUAL FUNDS
VALUE FUND	ATTN COURTNEY WALLER
CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	PERSHING LLC	153,958.604	6.24%
SMALL CAP	1 PERSHING PLAZA
VALUE FUND	JERSEY CITY NJ 07399-0002
CLASS C

DELAWARE	MORGAN STANLEY SMITH BARNEY	9,264,034.933	28.36%
SMALL CAP	HARBORSIDE FINANCIAL CENTER
VALUE FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	NATIONAL FINANCIAL	3,629,022.224	11.11%
SMALL CAP	SERVICES LLC
VALUE FUND	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD
JERSEY CITY NJ 07310

DELAWARE	CHARLES SCHWAB & CO INC	3,046,170.396	9.33%
SMALL CAP	SPEC CUSTODY ACCT FOR THE EXCL
VALUE FUND	BNFT OF CUSTS ATTN MUT FDS
CLASS I	211 MAIN ST
SAN FRANCISCO CA 94105-1905

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	2,283,254.228	6.99%
SMALL CAP	1 PERSHING PLAZA
VALUE FUND	JERSEY CITY NJ 07399-0002
CLASS I

DELAWARE	RELIANCE TRUST COMPANY	97,209.272	5.84%
SMALL CAP	FBO MASSMUTUAL DMF
VALUE FUND	P.O. BOX 48529
CLASS R	ATLANTA GA 30362

DELAWARE	MLPF&S FOR THE SOLE	256,369.313	15.39%
SMALL CAP	BENEFIT OF ITS CUSTOMERS
VALUE FUND	ATTENTION: FUND ADMIN SEC
CLASS R	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	STATE STREET BANK TTEE	211,770.576	12.72%
SMALL CAP	CUST FBO ADP ACCESS
VALUE FUND	401K PRODUCT
CLASS R	1 LINCOLN ST
BOSTON MA 02111-2901

DELAWARE	DCGT AS TTEE AND/OR CUST	571,231.458	34.30%
SMALL CAP	FBO PLIC VARIOUS RETIREMENT
VALUE FUND	PLANS OMNIBUS
CLASS R	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES, IA 50303

DELAWARE SMID	MLPF&S FOR THE SOLE	2,284,977.074	7.83%
CAP GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE SMID	FIRST CLEARING LLC	1,922,216.328	6.58%
CAP GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE SMID	NATIONAL FINANCIAL	1,746,701.141	5.98%
CAP GROWTH	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE SMID	PERSHING LLC	1,488,093.699	5.10%
CAP GROWTH	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE SMID	MLPF&S FOR THE SOLE	902,914.824	23.42%
CAP GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE SMID	MORGAN STANLEY SMITH BARNEY	564,427.504	14.64%
CAP GROWTH	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE SMID	FIRST CLEARING LLC	507,803.689	13.17%
CAP GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE SMID	NATIONAL FINANCIAL	235,092.244	6.10%
CAP GROWTH	SERVICES LLC
FUND CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE SMID	PERSHING LLC	199,449.939	5.17%
CAP GROWTH	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE SMID	MORGAN STANLEY SMITH BARNEY	2,267,853.781	22.61%
CAP GROWTH	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE SMID	CHARLES SCHWAB & CO INC	1,428,341.181	14.24%
CAP GROWTH	SPEC CUSTODY ACCT FOR THE EXCL
FUND CLASS I	BNFT OF CUSTS
ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE SMID	NATIONAL FINANCIAL	1,052,380.604	10.49%
CAP GROWTH	SERVICES LLC
FUND CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE SMID	FIRST CLEARING LLC	717,621.702	7.15%
CAP GROWTH	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE SMID	UBS WM USA	577,796.464	5.76%
CAP GROWTH	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE SMID	VANGUARD FIDUCIARY	1,176,617.200	11.73%
CAP GROWTH	TR COMPANY
FUND CLASS I	400 DEVON PARK DRIVE 123
WAYNE PA 19087-1816

DELAWARE SMID	WILMINGTON TRUST RISC TTEE	70,283.202	11.03%
CAP GROWTH	FBO HARLAN LABORATORIES, INC.
FUND CLASS R	401(K) PLAN
P.O. BOX 52129
PHOENIX AZ 85072

DELAWARE SMID	MLPF&S FOR THE SOLE	263,635.543	41.38%
CAP GROWTH	BENEFIT OF ITS CUSTOMERS
FUND CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	FIRST CLEARING LLC	1,375,961.778	19.77%
FREE ARIZONA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	CHARLES SCHWAB & CO INC	762,515.369	10.96%
FREE ARIZONA	SPECIAL CUSTODY ACCT
FUND CLASS A	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE TAX-	MLPF&S FOR THE SOLE	537,940.960	7.73%
FREE ARIZONA	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	494,473.418	7.11%
FREE ARIZONA	HARBORSIDE FINANCIAL CENTER
FUND CLASS A	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	RBC CAPITAL MARKETS LLC	458,413.776	6.59%
FREE ARIZONA	BEVERLY G RUBIN &
FUND CLASS A	JONATHAN LAMPITT TTEES
SCOTTSDALE AZ 85254

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	MLPF&S FOR THE SOLE	171,110.051	30.79%
FREE ARIZONA	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	FIRST CLEARING LLC	128,114.741	23.05%
FREE ARIZONA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	53,790.537	9.68%
FREE ARIZONA	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	CHARLES SCHWAB & CO INC	52,660.619	9.48%
FREE ARIZONA	SPECIAL CUSTODY ACCT
FUND CLASS C	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	14,339.092	39.95%
FREE ARIZONA	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	MLPF&S FOR THE SOLE	13,134.463	36.59%
FREE ARIZONA	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	UBS WM USA	8,223.877	22.91%
FREE ARIZONA	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	FIRST CLEARING LLC	1,866,384.413	32.71%
FREE CALIFORNIA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	625,397.977	10.96%
FREE CALIFORNIA	HARBORSIDE FINANCIAL CENTER
FUND CLASS A	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	NATIONAL FINANCIAL	387,114.014	6.79%
FREE CALIFORNIA	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE TAX-	PERSHING LLC	318,395.937	5.58%
FREE CALIFORNIA	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE TAX-	UBS WM USA	316,765.641	5.55%
FREE CALIFORNIA	OMNI ACCOUNT M/F
FUND CLASS A	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	MLPF&S FOR THE SOLE	379,206.807	28.14%
FREE CALIFORNIA	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	324,381.194	24.07%
FREE CALIFORNIA	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	FIRST CLEARING LLC	156,697.949	11.63%
FREE CALIFORNIA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	UBS WM USA	101,684.131	7.55%
FREE CALIFORNIA	OMNI ACCOUNT M/F
FUND CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	CHARLES SCHWAB & CO INC	75,764.050	5.62%
FREE CALIFORNIA	SPECIAL CUSTODY ACCT
FUND CLASS C	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE TAX-	PERSHING LLC	71,247.363	5.29%
FREE CALIFORNIA	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	420,184.173	44.65%
FREE CALIFORNIA	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	MLPF&S FOR THE SOLE	310,939.004	33.04%
FREE CALIFORNIA	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	UBS WM USA	209,654.049	22.28%
FREE CALIFORNIA	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	FIRST CLEARING LLC	2,650,250.113	16.51%
FREE COLORADO	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	1,137,853.276	7.09%
FREE COLORADO	HARBORSIDE FINANCIAL
FUND CLASS A	CENTER PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	CHARLES SCHWAB & CO INC	857,661.516	5.34%
FREE COLORADO	SPECIAL CUSTODY ACCT
FUND CLASS A	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE TAX-	FIRST CLEARING LLC	251,779.117	23.83%
FREE COLORADO	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	UBS WM USA	204,440.377	19.35%
FREE COLORADO	OMNI ACCOUNT M/F
FUND CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	PERSHING LLC	63,766.332	6.04%
FREE COLORADO	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE TAX-	MLPF&S FOR THE SOLE	62,721.625	5.94%
FREE COLORADO	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	UBS WM USA	256,825.120	64.29%
FREE COLORADO	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	MLPF&S FOR THE SOLE	110,761.593	27.73%
FREE COLORADO	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	1,519,498.069	22.77%
TAX-FREE IDAHO	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	CHARLES SCHWAB & CO INC	1,019,316.036	15.28%
TAX-FREE IDAHO	SPECIAL CUSTODY ACCT
FUND CLASS A	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	PERSHING LLC	566,152.003	8.48%
TAX-FREE IDAHO	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE	MORGAN STANLEY SMITH BARNEY	404,941.292	6.07%
TAX-FREE IDAHO	HARBORSIDE FINANCIAL
FUND CLASS A	CENTER PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	UBS WM USA	346,675.337	5.20%
TAX-FREE IDAHO	OMNI ACCOUNT M/F
FUND CLASS A	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MLPF&S FOR THE SOLE	335,354.386	5.03%
TAX-FREE IDAHO	BENEFIT OF ITS CUSTOMERS
FUND CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	FIRST CLEARING LLC	1,168,236.043	45.13%
TAX-FREE IDAHO	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	278,580.808	10.76%
TAX-FREE IDAHO	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	CHARLES SCHWAB & CO INC	269,946.279	10.43%
TAX-FREE IDAHO	SPECIAL CUSTODY ACCT
FUND CLASS C	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	RAYMOND JAMES	236,344.380	9.13%
TAX-FREE IDAHO	OMNIBUS FOR MUTUAL FUNDS
FUND CLASS C	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	LPL FINANCIAL	129,658.470	5.01%
TAX-FREE IDAHO	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS C	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	MLPF&S FOR THE SOLE	140,026.277	57.97%
TAX-FREE IDAHO	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	63,913.776	26.46%
TAX-FREE IDAHO	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	26,721.353	11.06%
TAX-FREE IDAHO	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE TAX-	PERSHING LLC	4,747,238.457	12.14%
FREE MINNESOTA	1 PERSHING PLAZA
FUND CLASS A	JERSEY CITY NJ 07399-0002

DELAWARE TAX-	FIRST CLEARING LLC	2,793,109.205	7.14%
FREE MINNESOTA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	NATIONAL FINANCIAL	2,371,169.742	6.06%
FREE MINNESOTA	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE TAX-	PERSHING LLC	510,578.236	15.23%
FREE MINNESOTA	1 PERSHING PLAZA
FUND CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE TAX-	FIRST CLEARING LLC	272,205.281	8.12%
FREE MINNESOTA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	UBS WM USA	244,324.915	7.29%
FREE MINNESOTA	OMNI ACCOUNT M/F
FUND CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	MLPF&S FOR THE SOLE	172,689.456	5.15%
FREE MINNESOTA	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	UBS WM USA	830,226.895	42.00%
FREE MINNESOTA	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	NATIONAL FINANCIAL	605,623.579	30.64%
FREE MINNESOTA	SERVICES LLC
FUND CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE TAX-	MLPF&S FOR THE SOLE	317,338.909	16.05%
FREE MINNESOTA	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	101,462.768	5.13%
FREE MINNESOTA	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	PERSHING LLC	1,904,807.992	24.55%
FREE MINNESOTA	1 PERSHING PLAZA
INT FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE TAX-	LPL FINANCIAL	796,278.016	10.26%
FREE MINNESOTA	--OMNIBUS CUSTOMER
INT FUND	ACCOUNT—
CLASS A	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE TAX-	FIRST CLEARING LLC	696,241.826	8.97%
FREE MINNESOTA	SPECIAL CUSTODY ACCT FOR THE
INT FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	392,454.533	5.06%
FREE MINNESOTA	HARBORSIDE FINANCIAL CENTER
INT FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

DELAWARE TAX-	FIRST CLEARING LLC	221,280.305	20.34%
FREE MINNESOTA	SPECIAL CUSTODY ACCT FOR THE
INT FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE TAX-	PERSHING LLC	157,438.426	14.47%
FREE MINNESOTA	1 PERSHING PLAZA
INT FUND	JERSEY CITY NJ 07399-0002
CLASS C

DELAWARE TAX-	UBS WM USA	81,042.734	7.45%
FREE MINNESOTA	OMNI ACCOUNT M/F
INT FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	CHARLES SCHWAB & CO INC	72,455.743	6.66%
FREE MINNESOTA	SPECIAL CUSTODY ACCT
INT FUND	FBO CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE TAX-	NATIONAL FINANCIAL	68,763.798	6.32%
FREE MINNESOTA	SERVICES LLC
INT FUND	(FBO) OUR CUSTOMERS
CLASS C	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE TAX-	MORGAN STANLEY SMITH BARNEY	53,859.784	22.93%
FREE MINNESOTA	HARBORSIDE FINANCIAL CENTER
INT FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE TAX-	UBS WM USA	27,710.504	11.79%
FREE MINNESOTA	OMNI ACCOUNT M/F
INT FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE TAX-	MLPF&S FOR THE SOLE	24,625.268	10.48%
FREE MINNESOTA	BENEFIT OF ITS CUSTOMERS
INT FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE TAX-	LPL FINANCIAL	14,371.924	6.12%
FREE MINNESOTA	--OMNIBUS CUSTOMER ACCOUNT--
INT FUND	ATTN: LINDSAY O’TOOLE
CLASS I	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE TAX-	ROBERT W BAIRD & CO. INC.	44,943.232	19.13%
FREE MINNESOTA	777 EAST WISCONSIN AVENUE
INT FUND	MILWAUKEE WI 53202-5391
CLASS I

DELAWARE TAX-	ROBERT W BAIRD & CO. INC.	27,913.670	11.88%
FREE MINNESOTA	777 EAST WISCONSIN AVENUE
INT FUND	MILWAUKEE WI 53202-5391
CLASS I

DELAWARE TAX-	ROBERT W BAIRD & CO. INC.	14,273.366	6.08%
FREE MINNESOTA	777 EAST WISCONSIN AVENUE
INT FUND	MILWAUKEE WI 53202-5391
CLASS I

DELAWARE TAX-	ROBERT W BAIRD & CO. INC.	12,954.890	5.51%
FREE MINNESOTA	777 EAST WISCONSIN AVENUE
INT FUND	MILWAUKEE WI 53202-5391
CLASS I

DELAWARE TAX-	LPL FINANCIAL	916,380.602	21.72%
FREE NEW YORK	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS A	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE TAX-	FIRST CLEARING LLC	652,165.959	15.46%
FREE NEW YORK	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	PERSHING LLC	485,565.540	11.51%
TAX-FREE	1 PERSHING PLAZA
NEW YORK FUND	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	MORGAN STANLEY SMITH BARNEY	395,923.116	9.38%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
NEW YORK FUND	PLAZA 2 3RD FL
CLASS A	JERSEY CITY NJ 07311

DELAWARE	MLPF&S FOR THE SOLE	255,625.816	6.06%
TAX-FREE	BENEFIT OF ITS CUSTOMERS
NEW YORK FUND	ATTENTION: FUND ADMIN SEC
CLASS A	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MLPF&S FOR THE SOLE	860,776.777	54.06%
TAX-FREE	BENEFIT OF ITS CUSTOMERS
NEW YORK FUND	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	213,758.220	13.42%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
NEW YORK FUND	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	130,127.471	8.17%
TAX-FREE	SPECIAL CUSTODY ACCT FOR THE
NEW YORK FUND	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	UBS WM USA	129,220.340	8.12%
TAX-FREE	OMNI ACCOUNT M/F
NEW YORK FUND	ATTN DEPARTMENT MANAGER
CLASS C	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	UBS WM USA	570,233.409	67.03%
TAX-FREE	OMNI ACCOUNT M/F
NEW YORK FUND	ATTN DEPARTMENT MANAGER
CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	151,475.034	17.81%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
NEW YORK FUND	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE	MLPF&S FOR THE SOLE	128,012.173	15.05%
TAX-FREE	BENEFIT OF ITS CUSTOMERS
NEW YORK FUND	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	NATIONAL FINANCIAL	6,051,932.435	11.05%
TAX-FREE	SERVICES LLC
PENNSYLVANIA	(FBO) OUR CUSTOMERS
FUND CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	5,913,991.540	10.79%
TAX-FREE	SPECIAL CUSTODY ACCT FOR THE
PENNSYLVANIA	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	4,017,901.744	7.33%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
PENNSYLVANIA	PLAZA 2 3RD FL
FUND CLASS A	JERSEY CITY NJ 07311

DELAWARE	CHARLES SCHWAB & CO INC	3,718,131.931	6.79%
TAX-FREE	SPECIAL CUSTODY ACCT
PENNSYLVANIA	FBO CUSTOMERS
FUND CLASS A	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MORGAN STANLEY SMITH BARNEY	653,529.699	16.13%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
PENNSYLVANIA	PLAZA 2 3RD FL
FUND CLASS C	JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	467,489.288	11.54%
TAX-FREE	SPECIAL CUSTODY ACCT FOR THE
PENNSYLVANIA	EXCLUSIVE BENEFIT OF CUSTOMER
FUND CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	428,304.865	10.57%
TAX-FREE	BENEFIT OF ITS CUSTOMERS
PENNSYLVANIA	ATTENTION: FUND ADMIN SEC
FUND CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	LPL FINANCIAL	403,021.367	9.95%
TAX-FREE	--OMNIBUS CUSTOMER ACCOUNT--
PENNSYLVANIA	ATTN: LINDSAY O’TOOLE
FUND CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	RAYMOND JAMES	294,350.000	7.27%
TAX-FREE	OMNIBUS FOR MUTUAL FUNDS
PENNSYLVANIA	ATTN COURTNEY WALLER
FUND CLASS C	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	CHARLES SCHWAB & CO INC	263,599.536	6.51%
TAX-FREE	SPECIAL CUSTODY ACCT
PENNSYLVANIA	FBO CUSTOMERS
FUND CLASS C	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	PERSHING LLC	212,294.925	5.24%
TAX-FREE	1 PERSHING PLAZA
PENNSYLVANIA	JERSEY CITY NJ 07399-0002
FUND CLASS C

DELAWARE	MLPF&S FOR THE SOLE	287,920.779	31.45%
TAX-FREE	BENEFIT OF ITS CUSTOMERS
PENNSYLVANIA	ATTENTION: FUND ADMIN SEC
FUND CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	UBS WM USA	226,476.513	24.74%
TAX-FREE	OMNI ACCOUNT M/F
PENNSYLVANIA	ATTN DEPARTMENT MANAGER
FUND CLASS I	499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	MORGAN STANLEY SMITH BARNEY	198,383.055	21.67%
TAX-FREE	HARBORSIDE FINANCIAL CENTER
PENNSYLVANIA	PLAZA 2 3RD FL
FUND CLASS I	JERSEY CITY NJ 07311

DELAWARE	RAYMOND JAMES	101,853.740	11.12%
TAX-FREE	OMNIBUS FOR MUTUAL FUNDS
PENNSYLVANIA	ATTN COURTNEY WALLER
FUND CLASS I	880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE	NATIONAL FINANCIAL	10,124,418.143	24.23%
TAX-FREE USA	SERVICES LLC
FUND CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	4,007,945.568	9.59%
TAX-FREE USA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS A	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MORGAN STANLEY SMITH BARNEY	2,736,715.858	6.55%
TAX-FREE USA	HARBORSIDE FINANCIAL CENTER
FUND CLASS A	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	697,828.830	27.65%
TAX-FREE USA	BENEFIT OF ITS CUSTOMERS
FUND CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	301,782.706	11.96%
TAX-FREE USA	HARBORSIDE FINANCIAL CENTER
FUND CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	229,360.751	9.09%
TAX-FREE USA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	LPL FINANCIAL	195,838.275	7.76%
TAX-FREE USA	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS C	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	UBS WM USA	183,512.288	7.27%
TAX-FREE USA	OMNI ACCOUNT M/F
FUND CLASS C	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	CHARLES SCHWAB & CO INC	174,513.140	6.91%
TAX-FREE USA	SPECIAL CUSTODY ACCT
FUND CLASS C	FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	NATIONAL FINANCIAL	145,340.875	5.76%
TAX-FREE USA	SERVICES LLC
FUND CLASS C	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	648,816.994	29.86%
TAX-FREE USA	BENEFIT OF ITS CUSTOMERS
FUND CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	455,062.571	20.94%
TAX-FREE USA	HARBORSIDE FINANCIAL CENTER
FUND CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	FIRST CLEARING LLC	314,905.652	14.49%
TAX-FREE USA	SPECIAL CUSTODY ACCT FOR THE
FUND CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	LPL FINANCIAL	275,140.888	12.66%
TAX-FREE USA	--OMNIBUS CUSTOMER ACCOUNT--
FUND CLASS I	ATTN: LINDSAY O’TOOLE
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	UBS WM USA	222,330.655	10.23%
TAX-FREE USA	OMNI ACCOUNT M/F
FUND CLASS I	ATTN DEPARTMENT MANAGER
499 WASHINGTON BLVD FL 9
JERSEY CITY NJ 07310-2055

DELAWARE	LPL FINANCIAL	3,519,606.615	18.30%
TAX-FREE USA	--OMNIBUS CUSTOMER ACCOUNT--
INTERMEDIATE	ATTN: LINDSAY O’TOOLE
CLASS A	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	NATIONAL FINANCIAL	3,234,244.403	16.81%
TAX-FREE USA	SERVICES LLC
INTERMEDIATE	(FBO) OUR CUSTOMERS
CLASS A	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	CHARLES SCHWAB & CO INC	1,648,085.528	8.57%
TAX-FREE USA	SPEC CUSTODY ACCT FOR THE EXCL
INTERMEDIATE	BNFT OF CUSTS ATTN MUT FDS
CLASS A	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	FIRST CLEARING LLC	1,501,498.722	7.81%
TAX-FREE USA	SPECIAL CUSTODY ACCT FOR THE
INTERMEDIATE	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS A	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	PERSHING LLC	1,104,620.126	5.74%
TAX-FREE USA	1 PERSHING PLAZA
INTERMEDIATE	JERSEY CITY NJ 07399-0002
CLASS A

DELAWARE	MLPF&S FOR THE SOLE	1,739,323.751	39.74%
TAX-FREE USA	BENEFIT OF ITS CUSTOMERS
INTERMEDIATE	ATTENTION: FUND ADMIN SEC
CLASS C	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MORGAN STANLEY SMITH BARNEY	582,140.382	13.30%
TAX-FREE USA	HARBORSIDE FINANCIAL CENTER
INTERMEDIATE	PLAZA 2 3RD FL
CLASS C	JERSEY CITY NJ 07311

DELAWARE	LPL FINANCIAL	558,240.373	12.76%
TAX-FREE USA	--OMNIBUS CUSTOMER ACCOUNT--
INTERMEDIATE	ATTN: LINDSAY O’TOOLE
CLASS C	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	FIRST CLEARING LLC	545,886.951	12.47%
TAX-FREE USA	SPECIAL CUSTODY ACCT FOR THE
INTERMEDIATE	EXCLUSIVE BENEFIT OF CUSTOMER
CLASS C	2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	19,941,891.590	52.13%
TAX-FREE USA	BENEFIT OF ITS CUSTOMERS
INTERMEDIATE	ATTENTION: FUND ADMIN SEC
CLASS I	4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	4,595,144.429	12.01%
TAX-FREE USA	SERVICES LLC
INTERMEDIATE	(FBO) OUR CUSTOMERS
CLASS I	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	LPL FINANCIAL	4,500,494.713	11.76%
TAX-FREE USA	--OMNIBUS CUSTOMER ACCOUNT--
INTERMEDIATE	ATTN: LINDSAY O’TOOLE
CLASS I	9785 TOWNE CENTRE DR
SAN DIEGO CA 92121

DELAWARE	CHARLES SCHWAB & CO INC	2,602,176.856	6.80%
TAX-FREE USA	SPEC CUSTODY ACCT FOR THE EXCL
INTERMEDIATE	BNFT OF CUSTS ATTN MUT FDS
CLASS I	211 MAIN ST
SAN FRANCISCO CA 94105-1905

DELAWARE	MORGAN STANLEY SMITH BARNEY	1,982,103.547	5.18%
TAX-FREE USA	HARBORSIDE FINANCIAL CENTER
INTERMEDIATE	PLAZA 2 3RD FL
CLASS I	JERSEY CITY NJ 07311

DELAWARE U.S.	CHARLES SCHWAB & CO INC	1,512,650.968	10.24%
GROWTH FUND	SPEC CUSTODY ACCT FOR THE EXCL
CLASS A	BNFT OF CUSTS ATTN MUT FDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE U.S.	NATIONAL FINANCIAL	1,247,802.368	8.45%
GROWTH FUND	SERVICES LLC
CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE U.S.	MLPF&S FOR THE SOLE	999,055.594	6.76%
GROWTH FUND	BENEFIT OF ITS CUSTOMERS
CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE U.S.	MLPF&S FOR THE SOLE	1,066,014.398	26.39%
GROWTH FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE U.S.	MORGAN STANLEY SMITH BARNEY	646,114.778	15.99%
GROWTH FUND	HARBORSIDE FINANCIAL CENTER
CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE U.S.	FIRST CLEARING LLC	577,242.616	14.29%
GROWTH FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE U.S.	RAYMOND JAMES	564,820.206	13.98%
GROWTH FUND	OMNIBUS FOR MUTUAL FUNDS
CLASS C	ATTN COURTNEY WALLER
880 CARILLON PARKWAY
ST PETERSBURG FL 33713

DELAWARE U.S.	PERSHING LLC	235,525.765	5.83%
GROWTH FUND	1 PERSHING PLAZA
CLASS C	JERSEY CITY NJ 07399-0002

DELAWARE U.S.	WELLS FARGO BANK	21,783,221.307	19.35%
GROWTH FUND	FBO WELLS FARGO BANK PLAN
CLASS I	1525 WEST WT HARRIS BLVD
CHARLOTTE, NC 28288-1151

DELAWARE U.S.	EDWARD D JONES AND CO	19,406,408.663	17.23%
GROWTH FUND	FOR THE BENEFIT OF CUSTOMERS
CLASS I	12555 MANCHESTER ROAD
ST LOUIS MO 63131-3710

DELAWARE U.S.	FIRST CLEARING LLC	14,795,234.081	13.14%
GROWTH FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE U.S.	NATIONAL FINANCIAL	9,833,863.549	8.73%
GROWTH FUND	SERVICES LLC
CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE U.S.	MORGAN STANLEY SMITH BARNEY	8,883,050.333	7.89%
GROWTH FUND	HARBORSIDE FINANCIAL CENTER
CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE U.S.	WELLS FARGO BANK NA	11,524,758.052	10.23%
GROWTH FUND	FBO OMNIBUS ACCOUNT
CLASS I	REINV/REINV
PO BOX 1533
MINNEAPOLIS MN 55480-1533

DELAWARE U.S.	GREAT-WEST TRUST COMPANY	122,649.837	12.50%
GROWTH FUND	LLC TTEE EMPLOYEE BENEFITS
CLASS R	CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111

DELAWARE U.S.	RELIANCE TRUST COMPANY	85,748.068	8.74%
GROWTH FUND	FBO MASSMUTUAL DMF
CLASS R	P.O. BOX 48529
ATLANTA GA 30362

DELAWARE U.S.	MG TRUST COMPANY TRUSTEE	54,761.925	5.58%
GROWTH FUND	IIF DATA SOLUTIONS, INC.
CLASS R	717 17TH STREET SUITE 1300
DENVER CO 80202

DELAWARE U.S.	MLPF&S FOR THE SOLE	275,041.992	28.04%
GROWTH FUND	BENEFIT OF ITS CUSTOMERS
CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	NATIONAL FINANCIAL	36,128,514.817	26.17%
VALUE® FUND	SERVICES LLC
CLASS A	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	MLPF&S FOR THE SOLE	12,200,657.296	8.84%
VALUE FUND	BENEFIT OF ITS CUSTOMERS
CLASS A	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	11,285,247.062	44.81%
VALUE FUND	BENEFIT OF ITS CUSTOMERS
CLASS C	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	3,158,261.551	12.54%
VALUE FUND	HARBORSIDE FINANCIAL CENTER
CLASS C	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	FIRST CLEARING LLC	2,363,701.474	9.38%
VALUE FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS C	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	NATIONAL FINANCIAL	88,503,046.642	38.07%
VALUE FUND	SERVICES LLC
CLASS I	(FBO) OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD 4TH FLOOR
JERSEY CITY NJ 07310

DELAWARE	FIRST CLEARING LLC	57,051,173.938	24.54%
VALUE FUND	SPECIAL CUSTODY ACCT FOR THE
CLASS I	EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

DELAWARE	MLPF&S FOR THE SOLE	25,987,802.659	11.18%
VALUE FUND	BENEFIT OF ITS CUSTOMERS
CLASS I	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	MORGAN STANLEY SMITH BARNEY	21,137,525.162	9.09%
VALUE FUND	HARBORSIDE FINANCIAL CENTER
CLASS I	PLAZA 2 3RD FL
JERSEY CITY NJ 07311

DELAWARE	RELIANCE TRUST COMPANY	318,632.283	12.47%
VALUE FUND	FBO MASSMUTUAL DMF
CLASS R	P.O. BOX 48529
ATLANTA GA 30362

DELAWARE	PIMS/PRUDENTIAL RETIREMENT	201,096.906	7.87%
VALUE FUND	AS NOMINEE FOR THE TTEE/CUST PL
CLASS R	CATHOLIC DIOCESE OF
ARLINGTON
200 NORTH GLEBE ROAD SUITE 600
ARLINGTON VA 22203

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE	MLPF&S FOR THE SOLE	834,989.090	32.68%
VALUE® FUND	BENEFIT OF ITS CUSTOMERS
CLASS R	ATTENTION: FUND ADMIN SEC
4800 DEER LAKE DRIVE EAST, 2ND FL
JACKSONVILLE FL 32246-6484

DELAWARE	STATE STREET BANK TTEE	465,981.201	18.24%
VALUE FUND	CUST FBO ADP ACCESS 401K
CLASS R	PRODUCT
1 LINCOLN ST
BOSTON MA 02111-2901

THE FOCUS SMID-CAP	SEI PRIVATE TRUST COMPANY	153,474.559	5.88%
GROWTH EQUITY	C/O STATE STREET
PORTFOLIO	FBO CHF INTL LONG TERM
DPT CLASS	INVESTMENT
MGR 961 ROCKEFELLER & CO
ONE FREEDOM VALLEY DR
OAKS PA 19456

THE FOCUS SMID-CAP	THE PHILADELPHIA FOUNDATION	245,162.608	9.40%
GROWTH EQUITY	1234 MARKET ST STE 1800
PORTFOLIO	PHILADELPHIA PA 19107-3792
DPT CLASS

THE FOCUS SMID-CAP	THE RONALD REAGAN	230,577.081	8.84%
GROWTH EQUITY	PRESIDENTIAL FOUNDATION &
PORTFOLIO	INSTITUTE - ENDOWMENT
DPT CLASS	40 PRESIDENTIAL DR
SIMI VALLEY CA 93065-0699

THE FOCUS SMID-CAP	NORTHERN TRUST CUSTODIAN	576,112.805	22.09%
GROWTH EQUITY	FBO CM INVESTMENTS LLC
PORTFOLIO	PO BOX 92956
DPT CLASS	CHICAGO IL 60675-2956

THE FOCUS SMID-CAP	NORTHERN TRUST CO	310,193.246	11.89%
GROWTH EQUITY	CUST CONGREGATION OF THE
PORTFOLIO	MISSION INTERNATIONAL FUND
DPT CLASS	PO BOX 92956
CHICAGO IL 60675-2956

THE FOCUS SMID-CAP	SAHARA INVESTMENTS LLC	602,375.703	23.09%
GROWTH EQUITY	1 N FRANKLIN ST STE 2360
PORTFOLIO	CHICAGO IL 60606-3545
DPT CLASS

THE CORE PLUS FIXED	MAC & CO	1,410,261.497	12.52%
INCOME PORTFOLIO	FBO PB&T
DPT CLASS	ATTN MUTUAL FUND OPERATIONS
525 WILLIAM PENN PLACE
PITTSBURGH PA 15230-3198

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE CORE PLUS FIXED	THE NORTHERN TRUST CO	3,495,682.336	31.03%
INCOME PORTFOLIO	TRUSTEE
DPT CLASS	FBO GEORGIA GULF
50 S LA SALLE ST
CHICAGO IL 60603-1003

THE CORE PLUS FIXED	NORTHERN CALIFORNIA	3,117,961.488	27.68%
INCOME PORTFOLIO	CARPENTERS REGIONAL COUNCIL
DPT CLASS	LABOR ORGANIZATION ASSETS
265 HEGENBERGER RD STE 200
OAKLAND CA 94621-1480

THE CORE PLUS FIXED	PENSION FUND IBEW 96	716,941.742	6.36%
INCOME PORTFOLIO	DEFINED BENEFIT PLAN
DPT CLASS	PO BOX 5817
WALLINGFORD CT 06492-7617

THE CORE PLUS FIXED	UMWA SELECTIVE STRIKE FUND	913,705.584	8.11%
INCOME PORTFOLIO	18354 QUANTICO GATEWAY DR
DPT CLASS	STE 200
TRIANGLE VA 22172-1779

THE CORE PLUS FIXED	SHEET METAL WORKERS LOCAL	852,559.110	7.57%
INCOME PORTFOLIO	UNION NO 17 INSURANCE FUND
DPT CLASS	1157 ADAMS ST 1ST FLOOR
DORCHESTER MA 02124

THE EMERGING	STATE UNIVERSITIES RETIREMENT	6,408,738.777	21.55%
MARKETS PORTFOLIO	SYSTEM OF ILLINOIS
DPT CLASS	1901 FOX DR
CHAMPAIGN IL 61820-7333

THE EMERGING	MASTER TRUST BETWEEN PFIZER	4,448,824.945	14.96%
MARKETS PORTFOLIO	INC AND THE NORTHERN TRUST CO
DPT CLASS	235 E 42ND ST
NEW YORK NY 10017-5703

THE EMERGING	SEI PRIVATE TRUST COMPANY	4,217,107.327	14.18%
MARKETS PORTFOLIO	C/O SUN TRUST BANK FBO AMA
DPT CLASS	ATTN: MUTUAL FUNDS
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

THE EMERGING	SEI PRIVATE TRUST CO	2,255,043.327	7.58%
MARKETS PORTFOLIO	C/O SUNTRUST BANK FBO AMA
DPT CLASS	ATTN: MUTUAL FUNDS
1 FREEDOM VALLEY DRIVE
OAKS PA 19456-9989

THE EMERGING	THE SPENCER FOUNDATION	1,976,279.241	6.64%
MARKETS PORTFOLIO	625 N MICHIGAN AVE STE 1600
DPT CLASS	CHICAGO IL 60611-3109

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE EMERGING	MOORINGS CAPITAL LLC	3,710,691.354	12.47%
MARKETS PORTFOLIO	701 GREEN VALLEY RD STE 300
DPT CLASS	GREENSBORO NC 27408-7096

THE EMERGING	STATE STREET BANK AND TRUST CO	1,449,792.080	32.16%
MARKETS	TTEE ONE GAS INC
PORTFOLIO II	MASTER TRUST FOR DEFINED
DPT CLASS	BENEFIT PLANS
1200 CROWN COLONY DR
QUINCY MA 02169-0938

THE EMERGING	ASSOCIATED SULPICIANS	527,736.727	11.71%
MARKETS	OF THE US - ADMINISTRATION
PORTFOLIO II	& SERVICES
DPT CLASS	5408 ROLAND AVE
BALTIMORE MD 21210-1988

THE EMERGING	SOCIETY OF ST SULPICE	263,868.364	5.85%
MARKETS	FOUNDATION US INC -
PORTFOLIO II	RETIREMENT
DPT CLASS	5408 ROLAND AVE
BALTIMORE MD 21210-1988

THE EMERGING	RETIREMENT PLAN FOR EMPLOYEES	571,984.438	12.69%
MARKETS	OF ONEOK INC AND SUBSIDIARIES
PORTFOLIO II	100 W 5TH ST
DPT CLASS	TULSA OK 74103-4279

THE EMERGING	THE NORTHERN TRUST COMPANY	326,046.559	7.23%
MARKETS	CUST FBO PETER NORTON
PORTFOLIO II	UNITRUST
DPT CLASS	PO BOX 92956
CHICAGO IL 60675-2956

THE EMERGING	MARIANO RIVERA &	254,178.561	5.64%
MARKETS	CLARA RIVERA JT WROS
PORTFOLIO II	RYE NY 10580
DPT CLASS

THE HIGH YIELD	AMALGAMATED BANK OF	1,086,614.478	5.23%
BOND PORTFOLIO	CHICAGO
DPT CLASS	FBO CONSTRUCTION WORKERS
PENSION FUND
LAKE COUNTY & VICINITY
1W MONROE
CHICAGO IL 60603

THE HIGH YIELD	DESERET MUTUAL BENEFIT	2,957,475.339	14.23%
BOND PORTFOLIO	ADMIN AS TRUSTEE FOR DESERET
DPT CLASS	MUTUAL EMPLOYEE PENSION
TRUST (FIXED INCOME)
179 SOCIAL HALL AVE, SUITE 100
SALT LAKE CITY UT 84111-1542

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE HIGH YIELD	STATE STREET BANK & TRUST	2,297,062.011	11.05%
BOND PORTFOLIO	FBO GEORGIA STATE UNIVERSITY
DPT CLASS	FOUNDATION INC
CUST GORDON E DAVIES
PO BOX 3963
ATLANTA GA 30302-3963

THE HIGH YIELD	BANK OF STOCKTON	1,965,948.897	9.46%
BOND PORTFOLIO	ATTN TRUST DEPT
DPT CLASS	PO BOX 201014
STOCKTON CA 952011110

THE HIGH YIELD	MAC & CO	1,797,050.856	8.64%
BOND PORTFOLIO	PUBLIC PENSION
DPT CLASS	MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

THE HIGH YIELD	NORTHERN TRUST	1,059,833.020	5.10%
BOND PORTFOLIO	CUST FBO AURORA HEALTH CARE
DPT CLASS	FOUNDATION INC
PO BOX 92956
CHICAGO IL 60675-2956

THE HIGH YIELD	SAXON & CO	1,266,459.867	6.09%
BOND PORTFOLIO	FBO 20-46-002-6810047
DPT CLASS	PO BOX 7780-1888
PHILADELPHIA PA 19182

THE HIGH YIELD	NORTHERN TRUST AS TRUSTEE	1,683,682.950	8.10%
BOND PORTFOLIO	FBO AURORA HEALTH CARE INC
DPT CLASS	PENSION PLAN
PO BOX 92956
CHICAGO IL 60675-2956

THE INTERNATIONAL	NATIONAL FINANCIAL	1,725,168.700	6.04%
EQUITY PORTFOLIO	SERVICES LLC
DPT CLASS	FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT FL4
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-2010

THE INTERNATIONAL	WELLS FARGO BANK NA	6,647,348.605	23.27%
EQUITY PORTFOLIO	FBO OMNIBUS ACCOUNT
DPT CLASS	CASH/CASH
PO BOX 1533
MINNEAPOLIS MN 55480-1533

THE INTERNATIONAL	MARYLAND PREPAID	4,720,009.793	16.53%
EQUITY PORTFOLIO	COLLEGE TRUST
DPT CLASS	217 E REDWOOD ST STE 1350
BALTIMORE MD 21202-3314

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE INTERNATIONAL	MAC & CO	3,745,842.934	13.12%
EQUITY PORTFOLIO	MUTUAL FUND OPERATIONS
DPT CLASS	MUTUAL FUNDS OPS-TC
PO BOX 3198
PITTSBURGH PA 15230-3198

THE INTERNATIONAL	WELLS FARGO BANK NA	2,338,069.049	8.19%
EQUITY PORTFOLIO	FBO OMNIBUS ACCOUNT
DPT CLASS	REINV/REINV
PO BOX 1533
MINNEAPOLIS MN 55480-1533

THE INTERNATIONAL	NORTHERN TRUST CO TTEE	1,577,103.634	5.52%
EQUITY PORTFOLIO	FBO UBS FINANCIAL SERVICES INC
DPT CLASS	PENSION PLAN TR
PO BOX 92956
CHICAGO IL 60675-2956

THE LABOR SELECT	LOCAL 804 I.B.T & LOCAL 447 I.A.M.	4,654,083.284	17.63%
INTERNATIONAL	UPS MULTI-EMPLOYER
EQUITY PORTFOLIO	RETIREMENT PLAN
DPT CLASS	55 GLENLAKE PKWY NE
ATLANTA GA 30328-3474

THE LABOR SELECT	MICHIGAN LABORERS	2,662,069.074	10.08%
INTERNATIONAL	PENSION FUND
EQUITY PORTFOLIO	30700 TELEGRAPH RD STE 2400
DPT CLASS	BINGHAM FARMS MI 48025-4534

THE LABOR SELECT	COMERICA BANK	2,403,171.354	9.10%
INTERNATIONAL	FBO SAN FRANCISCO
EQUITY PORTFOLIO	CULINARY BARTENDERS &
DPT CLASS	SERVICE EMPLOYEES
PO BOX 75000 M/C 3446
DETROIT MI 48275-0001

THE LABOR SELECT	INDUSTRICORP & CO	1,634,601.251	6.19%
INTERNATIONAL	FBO SHEET METAL #10
EQUITY PORTFOLIO	PENSION PLAN
DPT CLASS	312 CENTRAL AVE SE STE 508
MINNEAPOLIS MN 55414-1166

THE LABOR SELECT	NORTHERN TRUST	1,619,691.276	6.14%
INTERNATIONAL	CUSTODIAN FBO MIDWEST
EQUITY PORTFOLIO	OPERATING ENGINEERS WELFARE
DPT CLASS	PO BOX 92956
CHICAGO IL 60675-2956

THE LABOR SELECT	WACHOVIA BANK	1,584,369.945	6.00%
INTERNATIONAL	FBO SMW 10 CORE FUND
EQUITY PORTFOLIO	1076 DEFINED BENEFIT PLAN
DPT CLASS	1525 W WT HARRIS BLVD
CHARLOTTE NC 28262-8522

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE LABOR SELECT	IRON WORKERS MID-AMERICA	1,466,164.880	5.55%
INTERNATIONAL	PENSION PLAN
EQUITY PORTFOLIO	2350 EAST 170TH STREET
DPT CLASS	LANSING IL 60438-1000

THE LARGE-CAP	THE NORTHERN TRUST CO	2,189,642.484	12.10%
GROWTH EQUITY	AS TRUSTEE
PORTFOLIO	FBO GANNETT-DV
DPT CLASS	801 S CANAL ST
CHICAGO IL 60607-2994

THE LARGE-CAP	LISA AND DOUGLAS	1,713,754.379	9.47%
GROWTH EQUITY	GOLDMAN FUND
PORTFOLIO	C/O MONTE VISTA
DPT CLASS	MANAGEMENT CO
455 MARKET ST STE 1690
SAN FRANCISCO CA 94105-2444

THE LARGE-CAP	JOHN AND MARCIA GOLDMAN	1,358,264.168	7.50%
GROWTH EQUITY	FOUNDATION
PORTFOLIO	C/O MONTE VISTA
DPT CLASS	MANAGEMENT CO
455 MARKET ST STE 1690
SAN FRANCISCO CA 94105-2444

THE LARGE-CAP	THE BATCHELOR FOUNDATION INC	1,414,530.465	7.81%
GROWTH EQUITY	1680 MICHIGAN AVE PH-1
PORTFOLIO	MIAMI BEACH FL 33139-2514
DPT CLASS

THE LARGE-CAP	US BANK NA	941,384.907	5.20%
GROWTH EQUITY	FBO SPOKANE EMPLOYEES
PORTFOLIO	RETIREMENT SYSTEM - DELAWARE
DPT CLASS	PO BOX 1787
MILWAUKEE WI 53201-1787

THE LARGE-CAP	THE NEWSPAPER GUILD	906,989.635	5.01%
GROWTH EQUITY	INTERNATIONAL PENSION FUND
PORTFOLIO	501 3RD STREET NW 6TH FL
DPT CLASS	WASHINGTON DC 20001-0000

THE LARGE-CAP	NORTHERN TRUST CO	1,679,744.148	9.28%
GROWTH EQUITY	FBO SHELBY OPEB
PORTFOLIO	CHICAGO IL 60603
DPT CLASS

THE LARGE-CAP	PINNACLE HEALTH SYSTEM	2,358,120.428	13.03%
GROWTH EQUITY	409 S 2ND ST STE 2B
PORTFOLIO	HARRISBURG PA 17104-1612
DPT CLASS

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE LARGE-CAP	STATE STREET BANK &	459,317.118	5.49%
VALUE EQUITY	TRUST CO TTEE
PORTFOLIO	ONE GAS INC
DPT CLASS	VEBA MASTER TRUST FOR
COLLECTIVE BARGAINING UNIT
FORMER EMPLOYEES
1200 CROWN COLONY DR
QUINCY MA 02169-0938

THE LARGE-CAP	COMMUNITY FOUNDATION OF	697,534.563	8.34%
VALUE EQUITY	GREATER DES MOINES
PORTFOLIO	1915 GRAND AVE
DPT CLASS	DES MOINES IA 50309-3311

THE LARGE-CAP	ARKANSAS COMMUNITY	580,719.703	6.94%
VALUE EQUITY	FOUNDATION INC
PORTFOLIO	1400 W MARKHAM STE 206
DPT CLASS	LITTLE ROCK AR 72201

THE LARGE-CAP	THE COMMUNITY FOUNDATION OF	490,013.752	5.86%
VALUE EQUITY	NORTHEAST FLORIDA INC
PORTFOLIO	245 RIVERSIDE AVE STE 310
DPT CLASS	JACKSONVILLE FL 32202-4945

THE LARGE-CAP	MUHLENBERG COLLEGE	599,081.058	7.16%
VALUE EQUITY	2400 CHEW ST
PORTFOLIO	ALLENTOWN PA 18104-5586
DPT CLASS

THE LARGE-CAP	GENESIS HEALTH INC	1,134,681.989	13.56%
VALUE EQUITY	D/B/A BROOKS HEALTH SYSTEM
PORTFOLIO	3599 UNIVERSITY BLVD S
DPT CLASS	JACKSONVILLE FL 32216-4252

THE LARGE-CAP	WELLS FARGO BANK NA	1,027,231.388	12.28%
VALUE EQUITY	FBO GHS PENSION-LOOMIS
PORTFOLIO	PO BOX 1533
DPT CLASS	MINNEAPOLIS MN 55480-1533

THE LARGE-CAP	WELLS FARGO BANK NA	1,006,951.362	12.04%
VALUE EQUITY	FBO GMC FUND DEP-LOOMIS
PORTFOLIO	PO BOX 1533
DPT CLASS	MINNEAPOLIS MN 55480-1533

THE LARGE-CAP	NORTHERN TRUST CO	621,732.204	7.43%
VALUE EQUITY	CUST FBO MARTIN
PORTFOLIO	MEMORIAL CENTER
DPT CLASS	50 S LA SALLE ST
CHICAGO IL 60603-1003

THE LARGE-CAP	NORTHERN TRUST CO TRUSTEE	428,541.116	5.12%
VALUE EQUITY	FBO MARTIN MEMORIAL
PORTFOLIO	HEALTH SYSTEM PENSION
DPT CLASS	50 S LA SALLE ST
CHICAGO IL 60603-1003

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
THE SELECT 20	FIRST WESTERN	1,044,087.081	9.59%
PORTFOLIO	FBO L LEE STRYKER
DPT CLASS	IRREVOCABLE TRUST
FBO PATRICIA A STRYKER
FWTB TTEE
C/O M&I TRUST CO NA - ATTN MF
MILWAUKEE WI 53224

THE SELECT 20	THE OREGON COMMUNITY	4,481,131.381	41.17%
PORTFOLIO	FOUNDATION
DPT CLASS	1221 SW YAMHILL ST STE 100
PORTLAND OR 97205-2108

THE SELECT 20	MARKET STREET ACTIVELY	2,748,135.300	25.25%
PORTFOLIO	MANAGED FUND
DPT CLASS	80 E MARKET ST STE 300
CORNING NY 14830-2722

DELAWARE VIP®	LINCOLN LIFE	162,066,834.928	95.21%
DIVERSIFIED INCOME	1300 S CLINTON ST
SERVICE CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	LINCOLN LIFE	27,577,634.519	63.43%
DIVERSIFIED INCOME	1300 S CLINTON ST
SERIES STANDARD	FORT WAYNE IN 46802-3518
CLASS

DELAWARE VIP	MAC & CO	7,434,604.428	17.10%
DIVERSIFIED INCOME	FBO LVIP MODERATE PROFILE
SERIES STANDARD	ATTN MUTUAL FUND OPS
CLASS	PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP	TIAA CREF LIFE	4,561,771.785	10.49%
DIVERSIFIED INCOME	SEPARATE ACCOUNT
SERIES STANDARD	VA-1 LIFE INSURANCE CO
CLASS	8500 ANDREW CARNEGIE BLVD #
E3/N6
CHARLOTTE NC 28262-8500

DELAWARE VIP	MAC & CO	3,164,799.467	7.28%
DIVERSIFIED INCOME	FBO LVIP CONSERVATIVE PROFILE
SERIES STANDARD	ATTN MUTUAL FUND OPS
CLASS	PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP	LINCOLN LIFE	16,929,037.137	90.35%
EMERGING MARKETS	1300 S CLINTON ST
SERIES SERVICE	FORT WAYNE IN 46802-3518
CLASS

DELAWARE VIP	LINCOLN LIFE	5,439,129.519	61.37%
EMERGING MARKETS	1300 S CLINTON ST
SERIES STANDARD	FORT WAYNE IN 46802-3518
CLASS

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE VIP	HARTFORD LIFE INSURANCE CO	2,231,701.580	25.18%
EMERGING MARKETS	SEP ACCT
SERIES STANDARD	ATTN UIT OPERATIONS
CLASS	PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE VIP®	LINCOLN LIFE	34,632,466.589	94.44%
HIGH YIELD SERIES	1300 S CLINTON ST
SERVICE CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	LINCOLN LIFE ANNUITY OF NY	1,854,975.765	5.06%
HIGH YIELD SERIES	1300 S CLINTON ST
SERVICE CLASS	FORT WAYNE IN 46802-3506

DELAWARE VIP	LINCOLN LIFE	20,473,585.200	84.52%
HIGH YIELD SERIES	1300 S CLINTON ST
STANDARD CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	LINCOLN LIFE	1,918,414.913	7.92%
HIGH YIELD SERIES	1300 S CLINTON ST
STANDARD CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	NATIONWIDE LIFE INSURANCE	11,638.462	84.23%
INTERNATIONAL	COMPANY NWPP
VALUE EQUITY	C/O IPO PORTFOLIO ACCOUNTING
SERIES SERVICE	PO BOX 182029
CLASS	COLUMBUS OH 43218-2029

DELAWARE VIP	COMMONWEALTH ANNUITY & LIFE	2,179.388	15.77%
INTERNATIONAL	INSURANCE CO (SE2)
VALUE EQUITY	132 TURNPIKE ROAD SUITE 210
SERIES SERVICE	SOUTHBOROUGH MA 01772
CLASS

DELAWARE VIP	COMMONWEALTH ANNUITY & LIFE	2,730,793.486	51.30%
INTERNATIONAL	INSURANCE CO (SE2)
VALUE EQUITY	132 TURNPIKE ROAD SUITE 210
SERIES STANDARD	SOUTHBOROUGH MA 01772
CLASS

DELAWARE VIP	TIAA CREF LIFE	2,139,584.890	40.20%
INTERNATIONAL	SEPARATE ACCOUNT
VALUE EQUITY	VA-1 LIFE INSURANCE CO
SERIES STANDARD	8500 ANDREW CARNEGIE BLVD #
CLASS	E3/N6
CHARLOTTE NC 28262-8500

DELAWARE VIP	LINCOLN LIFE	138,681,196.336	96.70%
LIMITED-TERM	1300 S CLINTON ST
DIVERSIFIED SERIES	FORT WAYNE IN 46802-3518
SERVICE CLASS

DELAWARE VIP	LINCOLN LIFE	5,105,817.351	84.71%
LIMITED-TERM	1300 S CLINTON ST
DIVERSIFIED SERIES	FORT WAYNE IN 46802-3518
STANDARD CLASS

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE VIP	COMMONWEALTH ANNUITY & LIFE	703,366.534	11.67%
LIMITED-TERM	INSURANCE CO (SE2)
DIVERSIFIED SERIES	132 TURNPIKE ROAD SUITE 210
STANDARD CLASS	SOUTHBOROUGH MA 01772

DELAWARE VIP REIT®	LINCOLN LIFE	13,858,345.166	84.86%
SERIES SERVICE	1300 S CLINTON ST
CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP REIT	LINCOLN LIFE ANNUITY OF NY	1,523,671.855	9.33%
SERIES SERVICE	1300 S CLINTON ST
CLASS	FORT WAYNE IN 46802-3506

DELAWARE VIP REIT	HORACE MANN INSURANCE	939,149.801	5.75%
SERIES SERVICE	SEP ACCOUNT
CLASS	1 HORACE MANN PLZ
SPRINGFIELD IL 62715-0002

DELAWARE VIP REIT	LINCOLN LIFE	16,100,925.793	95.47%
SERIES STANDARD	1300 S CLINTON ST
CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	LINCOLN LIFE	15,429,144.658	86.23%
SMALL CAP VALUE	1300 S CLINTON ST
SERIES SERVICE	FORT WAYNE IN 46802-3518
CLASS

DELAWARE VIP	LINCOLN LIFE	5,612,285.924	59.86%
SMALL CAP VALUE	1300 S CLINTON ST
SERIES STANDARD	FORT WAYNE IN 46802-3518
CLASS

DELAWARE VIP	METLIFE INSURANCE CO OF CT	1,089,364.144	11.62%
SMALL CAP VALUE	ATTN: SHAREHOLDER ACCTG DEPT
SERIES STANDARD	1 CITY PL
CLASS	HARTFORD CT 06103-3432

DELAWARE VIP	NY LIFE INSURANCE &	934,865.771	9.97%
SMALL CAP VALUE	ANNUITY CORP
SERIES STANDARD	169 LACKAWANNA AVE
CLASS	PARSIPPANY NJ 07054-1007

DELAWARE VIP SMID	LINCOLN LIFE	5,862,800.427	84.26%
CAP GROWTH SERIES	1300 S CLINTON ST
SERVICE	FORT WAYNE IN 46802-3518

DELAWARE VIP SMID	LINCOLN LIFE ANNUITY OF NY	427,978.592	6.15%
CAP GROWTH SERIES	1300 S CLINTON ST
SERVICE	FORT WAYNE IN 46802-3506

DELAWARE VIP SMID	LINCOLN LIFE	11,369,826.627	89.20%
CAP GROWTH SERIES	1300 S CLINTON ST
STANDARD	FORT WAYNE IN 46802-3518

DELAWARE VIP SMID	COMMONWEALTH ANNUITY & LIFE	943,522.136	7.40%
CAP GROWTH SERIES	INSURANCE CO (SE2)
STANDARD	132 TURNPIKE ROAD SUITE 210
SOUTHBOROUGH MA 01772

Fund Name and Class	Shareholders Name and Address	Total Shares	Percentage
DELAWARE VIP® U.S.	LINCOLN LIFE	26,249,505.172	97.61%
GROWTH SERIES	1300 S CLINTON ST
SERVICE CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP U.S.	MAC & CO	4,476,338.037	38.13%
GROWTH SERIES	FBO LVIP MODERATE PROFILE
STANDARD CLASS	ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP U.S.	MAC & CO	2,948,271.997	25.12%
GROWTH SERIES	FBO LVIP MOD
STANDARD CLASS	AGGRESSIVE PROFILE
ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP U.S.	LINCOLN LIFE	2,360,918.166	20.11%
GROWTH SERIES	1300 S CLINTON ST
STANDARD CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP U.S.	MAC & CO	1,616,699.497	13.77%
GROWTH SERIES	FBO LVIP CONSERVATIVE PROFILE
STANDARD CLASS	ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP	LINCOLN LIFE	10,761,316.085	95.80%
VALUE SERIES	1300 S CLINTON ST
SERVICE CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	LINCOLN LIFE	12,372,292.373	69.15%
VALUE SERIES	1300 S CLINTON ST
STANDARD CLASS	FORT WAYNE IN 46802-3518

DELAWARE VIP	MAC & CO	2,327,972.432	13.01%
VALUE SERIES	FBO LVIP MODERATE PROFILE
STANDARD CLASS	ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP	MAC & CO	1,504,239.677	8.41%
VALUE SERIES	FBO LVIP MOD
STANDARD CLASS	AGGRESSIVE PROFILE
ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

DELAWARE VIP	COMMONWEALTH ANNUITY & LIFE	1,038,636.539	5.80%
VALUE SERIES	INSURANCE CO (SE2)
STANDARD CLASS	132 TURNPIKE ROAD SUITE 210
SOUTHBOROUGH MA 01772

DELAWARE VIP TRUST PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 31, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

The undersigned hereby revokes all previous proxies for his/her shares and appoint(s) A.G. Ciavarelli, Deidre A. Downes, Cori E. Daggett, and Emilia P. Wang, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of Delaware Investments® Funds, including shareholders of each registrant (each, a “Trust”) and fund (“Fund”) listed on Schedule A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on March 31, 2015 at 3:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

The undersigned acknowledges receipt of the Notice of The Joint Special Meeting of Shareholders and of the accompanying Proxy Statement, which describes the matters to be considered and voted on.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Date	DEL_26420_012815

FUNDS	FUNDS	FUNDS
Delaware VIP® Diversified Income Series	Delaware VIP® Emerging Markets Series	Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series	Delaware VIP® Limited-Term Diversified Inc. Series	Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series	Delaware VIP® Smid Cap Growth Series	Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series

VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope.	VOTE IN PERSON Attend Shareholder Meeting 2005 Market Street, 26th Floor Philadelphia, PA 19103 On March 31, 2015

THE BOARDS RECOMMEND THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.
Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ⬛

1.	To elect Trustees for each of the Trusts: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	Thomas L. Bennett	02.	Ann Borowiec	03.	Joseph W. Chow	04.	Patrick P. Coyne
05.	John A. Fry	06.	Lucinda S. Landreth	07.	Frances A. Sevilla-Sacasa	08.	Thomas K. Whitford
09.	Janet L. Yeomans	10.	J. Richard Zecher

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

2.	To approve the implementation of a new “manager of managers” order for each Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

3.	To revise the fundamental investment restriction relating to lending for each Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

4.	To revise the fundamental concentration restriction to remove the reference to banking instruments for the Delaware Cash Reserve Fund, a series of Delaware Group® Cash Reserve.

Not Applicable

5.a	To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

5.b	To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

5.c	To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Delaware VIP® Diversified Income Series	☐	☐	☐	02 Delaware VIP® Emerging Markets Series	☐	☐	☐
03 Delaware VIP® High Yield Series	☐	☐	☐	04 Delaware VIP® International Value Equity Series	☐	☐	☐
05 Delaware VIP® Limited-Term Diversified Inc. Series	☐	☐	☐	06 Delaware VIP® REIT Series	☐	☐	☐
07 Delaware VIP® Small Cap Value Series	☐	☐	☐	08 Delaware VIP® Smid Cap Growth Series	☐	☐	☐
09 Delaware VIP® U.S. Growth Series	☐	☐	☐	10 Delaware VIP® Value Series	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on March 31, 2015.
The Proxy Statement for this Meeting is available at:
https://www.proxy-direct.com/del-26420

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
DEL_26420_012815

PROXY-VIP 2/15